                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-4708
                                   ---------------------------------------------

                             SunAmerica Income Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

        Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
--------------------------------------------------------------------------------
     (Address of principal executive offices)                   (Zip code)

                                  John T. Genoy
                             Senior Vice President
                       SunAmerica Asset Management Corp.
                          Harborside Financial Center,
                                  3200 Plaza 5
                             Jersey City, NJ 07311
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code: (201) 324-6414
                                                   -----------------------------

Date of fiscal year end: March 31
                        --------------------------

Date of reporting period:  March 31, 2010
                         -------------------------

Item 1. Reports to Stockholders

[PHOTO]




                                                             ANNUAL REPORT 2010

SUNAMERICA
Income Funds

[LOGO]

        MARCH 31, 2010                                             ANNUAL REPORT

SUNAMERICA INCOME FUNDS

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND (SGTAX)

SUNAMERICA GNMA FUND (GNMAX)

SUNAMERICA STRATEGIC BOND FUND (SDIAX)

SUNAMERICA HIGH YIELD BOND FUND (SHNAX)

SUNAMERICA TAX EXEMPT INSURED FUND (STEAX)

                        TABLE OF CONTENTS


        SHAREHOLDER LETTER..........................................  2
        EXPENSE EXAMPLE.............................................  3
        STATEMENT OF ASSETS AND LIABILITIES.........................  5
        STATEMENT OF OPERATIONS.....................................  7
        STATEMENT OF CHANGES IN NET ASSETS..........................  8
        FINANCIAL HIGHLIGHTS........................................ 11
        PORTFOLIO OF INVESTMENTS.................................... 16
        NOTES TO FINANCIAL STATEMENTS............................... 63
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM..... 79
        APPROVAL OF ADVISORY AGREEMENTS............................. 80
        RESULTS OF SPECIAL SHAREHOLDER MEETING...................... 83
        TRUSTEE AND OFFICER INFORMATION............................. 84
        SHAREHOLDER TAX INFORMATION................................. 88
        COMPARISONS: PORTFOLIOS VS. INDICES......................... 89

        SHAREHOLDER LETTER -- (UNAUDITED)

Dear Shareholder,

Enclosed is the annual report for the SunAmerica Income Funds for the twelve-month period ended March 31, 2010.

The annual period marks a year in which government-sponsored liquidity fueled investors' appetite for risk. This policy action, coupled with the Federal Reserve's policy of consistently low interest rates, fueled strong performance in certain segments of the fixed income market. Riskier assets, exemplified by high yield bonds, posted strong returns as demonstrated by the Citigroup High Yield Market Index*, which returned 53.86% for the annual period. On the other end of the risk spectrum, the Barclays Capital U.S. Government Index* posted a return of -0.13% for the same period. The broad-based Barclays Capital U.S. Aggregate Bond Index* posted a 7.69% return during the annual period.

Investors' fears have calmed somewhat as the financial markets have shown signs of stabilization. Nevertheless, major economic questions remain unanswered. How and when will the U.S. government remove its financial backstop? When will the Federal Reserve increase interest rates? Can the U.S. economy generate sufficient jobs to reduce unemployment? How will we deal with the growing budget deficit? Is the U.S. economy heading for a period of inflation? The future of the fixed income markets will play out as these questions are resolved.

We urge you to read the detailed discussions of each Fund, found on subsequent pages of this report, to better understand its performance during the annual period. Be sure to consult with your financial advisor when determining how best to position your portfolio. Finally, we encourage you to utilize our website, www.sunamericafunds.com, for ongoing updates throughout the year.

Thank you for your investment in the SunAmerica Income Funds. We remain focused on managing your assets and continue to work diligently to preserve and grow your capital as is consistent with each Fund's individual objectives.

Sincerely,

THE SUNAMERICA INCOME FUNDS INVESTMENT PROFESSIONALS

Michael Cheah       Robert Vanden Assem John Yovanovic      Christopher Jones
                    Bryan Petermann     Tim Lindvall        Geoffrey Cornell
                    Rajeev Mittal       John Dunlevy        Peter Stevenson
                    Anthony King

--------
Past performance is no guarantee of future results.
* The CITIGROUP HIGH YIELD MARKET INDEX is a broad-based, unmanaged index of high-yield securities. The BARCLAYS CAPITAL U.S. GOVERNMENT INDEX is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. The BARCLAYS CAPITAL U.S. AGGREGATE BOND INDEX represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2010 -- (UNAUDITED)

DISCLOSURE OF PORTFOLIO EXPENSES IN SHAREHOLDER REPORTS

As a shareholder of a fund (each, a "Fund" and collectively the "Funds") in the SunAmerica Income Funds (the "Trust"), you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges and (2) ongoing costs, including management fees, distribution and service fees and other Fund expenses. The example set forth below is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at October 1, 2009 and held until March 31, 2010.

ACTUAL EXPENSES

The "Actual" section of the table provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the column under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2010" to estimate the expenses you paid on your account during this period. The "Expenses Paid During the Six Months Ended March 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Trust's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The "Hypothetical" section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in these Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The "Expenses Paid During the Six Months Ended March 31, 2010" column does not include small account fees that may be charged if your account balance is below $500 ($250 for retirement plan accounts). In addition, the "Expenses Paid During the Six Months Ended March 31, 2010" column does not include administrative fees that may apply to qualified retirement plan accounts. See the Fund's prospectus, your retirement plan document and/or materials from your financial adviser for a full description of these fees. Had these fees been included, the "Expenses Paid During the Six Months Ended March 31, 2010" column would have been higher and the "Ending Account Value" would have been lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus and/or qualified retirement plan document for more information. Therefore, the "Hypothetical" example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs and other fees were included, your costs would have been higher.

        SUNAMERICA INCOME FUNDS
        EXPENSE EXAMPLE -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)

                                              ACTUAL                                  HYPOTHETICAL
                            ------------------------------------------ ------------------------------------------
                                                                                     ENDING ACCOUNT
                                          ENDING ACCOUNT EXPENSES PAID                VALUE USING   EXPENSES PAID
                                           VALUE USING    DURING THE                 A HYPOTHETICAL  DURING THE    EXPENSE
                              BEGINNING       ACTUAL      SIX MONTHS     BEGINNING     5% ASSUMED    SIX MONTHS     RATIO
                            ACCOUNT VALUE   RETURN AT        ENDED     ACCOUNT VALUE   RETURN AT        ENDED       AS OF
                            AT OCTOBER 1,   MARCH 31,      MARCH 31,   AT OCTOBER 1,   MARCH 31,      MARCH 31,   MARCH 31,
FUND                            2009           2010          2010*         2009           2010          2010*       2010*
----                        ------------- -------------- ------------- ------------- -------------- ------------- ---------
U.S. GOVERNMENT SECURITIES
  Class A#.................   $1,000.00     $  993.41       $ 4.92       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $  990.22       $ 8.14       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C#.................   $1,000.00     $  990.20       $ 8.14       $1,000.00     $1,016.75       $ 8.25       1.64%
GNMA
  Class A#.................   $1,000.00     $1,018.44       $ 4.98       $1,000.00     $1,020.00       $ 4.99       0.99%
  Class B#.................   $1,000.00     $1,015.14       $ 8.24       $1,000.00     $1,016.75       $ 8.25       1.64%
  Class C#.................   $1,000.00     $1,015.13       $ 8.24       $1,000.00     $1,016.75       $ 8.25       1.64%
STRATEGIC BOND
  Class A..................   $1,000.00     $1,058.41       $ 6.67       $1,000.00     $1,018.45       $ 6.54       1.30%
  Class B..................   $1,000.00     $1,051.80       $10.03       $1,000.00     $1,015.16       $ 9.85       1.96%
  Class C..................   $1,000.00     $1,054.90       $ 9.99       $1,000.00     $1,015.21       $ 9.80       1.95%
HIGH YIELD BOND
  Class A#.................   $1,000.00     $1,112.01       $ 7.16       $1,000.00     $1,018.15       $ 6.84       1.36%
  Class B#.................   $1,000.00     $1,108.32       $10.57       $1,000.00     $1,014.91       $10.10       2.01%
  Class C#.................   $1,000.00     $1,108.16       $10.56       $1,000.00     $1,014.91       $10.10       2.01%
TAX EXEMPT INSURED
  Class A#.................   $1,000.00     $  994.00       $ 4.67       $1,000.00     $1,020.24       $ 4.73       0.94%
  Class B#.................   $1,000.00     $  987.33       $10.85       $1,000.00     $1,014.01       $11.00       2.19%
  Class C#.................   $1,000.00     $  990.47       $ 7.94       $1,000.00     $1,016.95       $ 8.05       1.60%

--------
* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182 days divided by 365 days. These ratios do not reflect transaction costs, including sales charges on purchase payments, contingent deferred sales charges, small account fees and administrative fees, if applicable to your account. Please refer to your prospectus, your retirement plan documents and/or materials from your financial adviser for more information.
# During the stated period, the investment adviser either waived a portion of or all fees and assumed a portion of or all expenses for the Funds. As a result, if these fees and expenses had not been waived or assumed, the "Actual/Hypothetical Ending Account Value" would have been lower and the "Actual/Hypothetical Expenses Paid During the Six Months Ended March 31, 2010" and the "Expenses Ratios" would have been higher.

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2010

                                                                            U.S. GOVERNMENT                 STRATEGIC
                                                                              SECURITIES        GNMA          BOND
                                                                                 FUND           FUND          FUND
                                                                            --------------- ------------  ------------
ASSETS:
Investments at value (unaffiliated)........................................  $185,333,225   $480,266,291  $590,745,488
Repurchase agreements (cost approximates value)............................    30,518,000     49,002,000     2,843,000
                                                                             ------------   ------------  ------------
  Total investments........................................................   215,851,225    529,268,291   593,588,488
                                                                             ------------   ------------  ------------
Cash.......................................................................           508            253     1,802,021
Foreign cash*..............................................................            --             --       210,814
Receivable for:
  Shares of beneficial interest sold.......................................        99,531        566,949     2,364,564
  Dividends and interest...................................................       666,834      1,541,702     9,519,399
  Investments sold.........................................................    23,321,461    123,924,861     4,962,836
Prepaid expenses and other assets..........................................         6,349          7,221         8,412
Due from investment adviser for expense reimbursements/fee waivers.........        84,968         34,135            --
                                                                             ------------   ------------  ------------
Total assets...............................................................   240,030,876    655,343,412   612,456,534
                                                                             ------------   ------------  ------------
LIABILITIES:
Payable for-
  Shares of beneficial interest redeemed...................................       470,626      1,301,406     1,706,858
  Investments purchased....................................................    56,688,625    257,868,785    14,451,802
  Investment advisory and management fees..................................       102,019        157,595       315,822
  Distribution and service maintenance fees................................        68,372        179,359       344,287
  Transfer agent fees and expenses.........................................        47,671         98,087       130,022
  Trustees' fees and expenses..............................................        14,564          4,429           890
  Other accrued expenses...................................................       105,342        134,924       233,066
  Dividends payable........................................................        34,152        171,548       949,927
                                                                             ------------   ------------  ------------
Total liabilities..........................................................    57,531,371    259,916,133    18,132,674
                                                                             ------------   ------------  ------------
Net Assets.................................................................  $182,499,505   $395,427,279  $594,323,860
                                                                             ============   ============  ============
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value.............................  $    191,039   $    337,051  $  1,783,993
Paid-in capital............................................................   180,489,524    380,539,332   679,667,333
                                                                             ------------   ------------  ------------
                                                                              180,680,563    380,876,383   681,451,326
Accumulated undistributed net investment income (loss).....................       608,325       (110,822)     (330,468)
Accumulated undistributed net realized gain (loss) on investments, futures
 contracts, securities sold short and foreign exchange transactions........       (18,421)     2,807,223   (96,501,093)
Unrealized appreciation (depreciation) on investments......................     1,229,038     11,854,495     9,711,790
Unrealized appreciation (depreciation) on foreign exchange transactions....            --             --        (7,695)
                                                                             ------------   ------------  ------------
NET ASSETS.................................................................  $182,499,505   $395,427,279  $594,323,860
                                                                             ============   ============  ============
*Cost
  Investment securities (unaffiliated).....................................  $184,104,187   $468,411,796  $581,033,698
                                                                             ============   ============  ============
  Foreign cash.............................................................  $         --   $         --  $    216,614
                                                                             ============   ============  ============

                                                                              HIGH YIELD   TAX EXEMPT
                                                                                 BOND       INSURED
                                                                                 FUND         FUND
                                                                            -------------  -----------
ASSETS:
Investments at value (unaffiliated)........................................ $ 138,774,004  $72,070,156
Repurchase agreements (cost approximates value)............................     2,505,000           --
                                                                            -------------  -----------
  Total investments........................................................   141,279,004   72,070,156
                                                                            -------------  -----------
Cash.......................................................................       147,485           --
Foreign cash*..............................................................            --           --
Receivable for:
  Shares of beneficial interest sold.......................................       546,021       52,488
  Dividends and interest...................................................     3,074,533      931,627
  Investments sold.........................................................       858,253           --
Prepaid expenses and other assets..........................................         6,034        5,776
Due from investment adviser for expense reimbursements/fee waivers.........        51,174       21,864
                                                                            -------------  -----------
Total assets...............................................................   145,962,504   73,081,911
                                                                            -------------  -----------
LIABILITIES:
Payable for-
  Shares of beneficial interest redeemed...................................       251,507        5,299
  Investments purchased....................................................     2,827,228           --
  Investment advisory and management fees..................................        89,472       31,234
  Distribution and service maintenance fees................................        76,298       32,413
  Transfer agent fees and expenses.........................................        39,978       18,221
  Trustees' fees and expenses..............................................         5,848        3,911
  Other accrued expenses...................................................       191,855       73,732
  Dividends payable........................................................       393,522       83,838
                                                                            -------------  -----------
Total liabilities..........................................................     3,875,708      248,648
                                                                            -------------  -----------
Net Assets................................................................. $ 142,086,796  $72,833,263
                                                                            =============  ===========
NET ASSETS REPRESENTED BY:
Shares of beneficial interest, $0.01 par value............................. $     421,782  $    57,614
Paid-in capital............................................................   254,214,457   69,101,927
                                                                            -------------  -----------
                                                                              254,636,239   69,159,541
Accumulated undistributed net investment income (loss).....................      (716,129)      75,872
Accumulated undistributed net realized gain (loss) on investments, futures
 contracts, securities sold short and foreign exchange transactions........  (105,922,704)     188,396
Unrealized appreciation (depreciation) on investments......................    (5,910,610)   3,409,454
Unrealized appreciation (depreciation) on foreign exchange transactions....            --           --
                                                                            -------------  -----------
NET ASSETS................................................................. $ 142,086,796  $72,833,263
                                                                            =============  ===========
*Cost
  Investment securities (unaffiliated)..................................... $ 144,684,614  $68,660,702
                                                                            =============  ===========
  Foreign cash............................................................. $          --  $        --
                                                                            =============  ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF ASSETS AND LIABILITIES -- MARCH 31, 2010 -- (CONTINUED)

                                                                                     U.S. GOVERNMENT               STRATEGIC
                                                                                       SECURITIES        GNMA        BOND
                                                                                          FUND           FUND        FUND
                                                                                     --------------- ------------ ------------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets..........................................................................  $159,027,885   $290,727,591 $287,960,381
Shares of beneficial interest issued and outstanding................................    16,646,204     24,803,282   86,582,684
Net asset value and redemption price per share (excluding any applicable contingent
 deferred sales charge).............................................................  $       9.55   $      11.72 $       3.33
Maximum sales charge (4.75% of offering price)......................................  $       0.48   $       0.58 $       0.17
                                                                                      ------------   ------------ ------------
Maximum offering price to public....................................................  $      10.03   $      12.30 $       3.50
                                                                                      ============   ============ ============
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets..........................................................................  $  8,578,113   $ 31,715,063 $ 50,124,709
Shares of beneficial interest issued and outstanding................................       897,570      2,698,893   15,075,456
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge)..................................................  $       9.56   $      11.75 $       3.32
                                                                                      ============   ============ ============
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets..........................................................................  $ 14,893,507   $ 72,984,625 $256,238,770
Shares of beneficial interest issued and outstanding................................     1,560,085      6,202,886   76,741,161
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge)..................................................  $       9.55   $      11.77 $       3.34
                                                                                      ============   ============ ============

                                                                                     HIGH YIELD  TAX EXEMPT
                                                                                        BOND      INSURED
                                                                                        FUND        FUND
                                                                                     ----------- -----------
CLASS A (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................................................... $79,244,735 $53,892,881
Shares of beneficial interest issued and outstanding................................  23,570,950   4,264,555
Net asset value and redemption price per share (excluding any applicable contingent
 deferred sales charge)............................................................. $      3.36 $     12.64
Maximum sales charge (4.75% of offering price)...................................... $      0.17 $      0.63
                                                                                     ----------- -----------
Maximum offering price to public.................................................... $      3.53 $     13.27
                                                                                     =========== ===========
CLASS B (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................................................... $18,185,707 $ 2,267,371
Shares of beneficial interest issued and outstanding................................   5,400,065     179,068
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge).................................................. $      3.37 $     12.66
                                                                                     =========== ===========
CLASS C (UNLIMITED SHARES AUTHORIZED):
Net assets.......................................................................... $44,656,354 $16,673,011
Shares of beneficial interest issued and outstanding................................  13,207,145   1,317,814
Net asset value, offering and redemption price per share (excluding any applicable
 contingent deferred sales charge).................................................. $      3.38 $     12.65
                                                                                     =========== ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF OPERATIONS -- FOR THE YEAR ENDED MARCH 31, 2010

                                                                                  U.S. GOVERNMENT                STRATEGIC
                                                                                    SECURITIES        GNMA         BOND
                                                                                       FUND           FUND         FUND
                                                                                  --------------- -----------  ------------
INCOME:
 Dividends (unaffiliated)........................................................  $         --   $        --  $    149,480
 Interest (unaffiliated).........................................................     5,977,371    14,301,356    41,322,631
                                                                                   ------------   -----------  ------------
   Total investment income*......................................................     5,977,371    14,301,356    41,472,111
                                                                                   ------------   -----------  ------------
EXPENSES:
 Investment advisory and management fees.........................................     1,227,365     2,007,651     3,530,042
 Distribution and service maintenance fees:
   Class A.......................................................................       560,065     1,129,051       951,627
   Class B.......................................................................       111,897       376,460       447,421
   Class C.......................................................................       176,847       775,794     2,425,373
 Transfer agent fees:
   Class A.......................................................................       389,684       756,297       634,824
   Class B.......................................................................        31,615        97,094       110,199
   Class C.......................................................................        43,854       182,872       558,866
 Registration fees:
   Class A.......................................................................        23,044        34,360        15,400
   Class B.......................................................................        11,212         8,359        10,389
   Class C.......................................................................        12,087        15,954        11,814
 Custodian and accounting fees...................................................        81,630       164,848       158,242
 Reports to shareholders.........................................................        31,051        78,460        76,869
 Audit and tax fees..............................................................        42,463        41,723        44,135
 Legal fees......................................................................        12,904        26,419        39,063
 Trustees' fees and expenses.....................................................        23,917        50,263        58,864
 Interest expense................................................................           452            --           481
 Interest expense on securities sold short.......................................            --            --            --
 Other expenses..................................................................        16,434        24,272        27,123
                                                                                   ------------   -----------  ------------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, and custody credits.............................................     2,796,521     5,769,877     9,100,732
   Net (fees waived and expenses reimbursed)/recouped by investment advisor
    (Note 3).....................................................................      (738,795)     (686,555)           --
   Custody credits earned on cash balances.......................................            (1)          (21)         (255)
                                                                                   ------------   -----------  ------------
   Net expenses..................................................................     2,057,725     5,083,301     9,100,477
                                                                                   ------------   -----------  ------------
Net investment income (loss).....................................................     3,919,646     9,218,055    32,371,634
                                                                                   ------------   -----------  ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)...........................     6,326,315     8,750,524     4,695,253
Net realized foreign exchange gain (loss) on other assets and liabilities........            --            --       205,570
Net realized gain (loss) on securities sold short................................            --            --            --
Net realized gain (loss) on disposal of investments in violation of investment
 restrictions (Note 3)...........................................................          (647)           --            --
Net increase from payment by affiliates (Note 3).................................           647            --            --
                                                                                   ------------   -----------  ------------
Net realized gain (loss) on investments and foreign currencies...................     6,326,315     8,750,524     4,900,823
                                                                                   ------------   -----------  ------------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)...   (13,121,119)   (3,494,156)  102,297,067
Change in unrealized foreign exchange gain (loss) on other assets and
 liabilities.....................................................................            --            --        28,841
Change in unrealized appreciation (depreciation) on securities sold short........            --            --            --
                                                                                   ------------   -----------  ------------
Net unrealized gain (loss) on investments and foreign currencies.................   (13,121,119)   (3,494,156)  102,325,908
                                                                                   ------------   -----------  ------------
Net realized and unrealized gain (loss) on investments, and foreign currencies...    (6,794,804)    5,256,368   107,226,731
                                                                                   ------------   -----------  ------------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS......................  $ (2,875,158)  $14,474,423  $139,598,365
                                                                                   ============   ===========  ============
--------
*  Net of foreign withholding taxes on interest and dividends of.................  $         --   $        --  $     33,059
                                                                                   ============   ===========  ============

                                                                                   HIGH YIELD   TAX EXEMPT
                                                                                      BOND       INSURED
                                                                                      FUND         FUND
                                                                                  ------------  ----------
INCOME:
 Dividends (unaffiliated)........................................................ $     57,118  $       --
 Interest (unaffiliated).........................................................   14,790,175   3,344,121
                                                                                  ------------  ----------
   Total investment income*......................................................   14,847,293   3,344,121
                                                                                  ------------  ----------
EXPENSES:
 Investment advisory and management fees.........................................    1,039,164     375,770
 Distribution and service maintenance fees:
   Class A.......................................................................      266,642     198,036
   Class B.......................................................................      191,104      24,150
   Class C.......................................................................      432,615     161,572
 Transfer agent fees:
   Class A.......................................................................      191,924     134,752
   Class B.......................................................................       50,071       7,896
   Class C.......................................................................      105,395      38,210
 Registration fees:
   Class A.......................................................................        8,802      20,490
   Class B.......................................................................        9,217      11,793
   Class C.......................................................................       10,756      12,766
 Custodian and accounting fees...................................................       69,398      39,013
 Reports to shareholders.........................................................       49,401       9,628
 Audit and tax fees..............................................................       50,061      41,128
 Legal fees......................................................................       35,521       4,384
 Trustees' fees and expenses.....................................................       15,039       8,446
 Interest expense................................................................          572          --
 Interest expense on securities sold short.......................................       11,837          --
 Other expenses..................................................................       12,563      12,154
                                                                                  ------------  ----------
   Total expenses before fee waivers, expense reimbursements, expense
    recoupments, and custody credits.............................................    2,550,082   1,100,188
   Net (fees waived and expenses reimbursed)/recouped by investment advisor
    (Note 3).....................................................................     (260,277)   (263,039)
   Custody credits earned on cash balances.......................................          (39)         (2)
                                                                                  ------------  ----------
   Net expenses..................................................................    2,289,766     837,147
                                                                                  ------------  ----------
Net investment income (loss).....................................................   12,557,527   2,506,974
                                                                                  ------------  ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCIES:
Net realized gain (loss) on investments (unaffiliated)...........................  (17,457,158)    929,445
Net realized foreign exchange gain (loss) on other assets and liabilities........           --          --
Net realized gain (loss) on securities sold short................................     (163,313)         --
Net realized gain (loss) on disposal of investments in violation of investment
 restrictions (Note 3)...........................................................           --          --
Net increase from payment by affiliates (Note 3).................................           --          --
                                                                                  ------------  ----------
Net realized gain (loss) on investments and foreign currencies...................  (17,620,471)    929,445
                                                                                  ------------  ----------
Change in unrealized appreciation (depreciation) on investments (unaffiliated)...   57,046,856   1,098,839
Change in unrealized foreign exchange gain (loss) on other assets and
 liabilities.....................................................................           --          --
Change in unrealized appreciation (depreciation) on securities sold short........        9,750          --
                                                                                  ------------  ----------
Net unrealized gain (loss) on investments and foreign currencies.................   57,056,606   1,098,839
                                                                                  ------------  ----------
Net realized and unrealized gain (loss) on investments, and foreign currencies...   39,436,135   2,028,284
                                                                                  ------------  ----------
INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS...................... $ 51,993,662  $4,535,258
                                                                                  ============  ==========
--------
*  Net of foreign withholding taxes on interest and dividends of................. $         --  $       --
                                                                                  ============  ==========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                U.S. GOVERNMENT
                                                                                                SECURITIES FUND
                                                                                          --------------------------
                                                                                          FOR THE YEAR  FOR THE YEAR
                                                                                             ENDED         ENDED
                                                                                           MARCH 31,     MARCH 31,
                                                                                              2010          2009
                                                                                          ------------  ------------
OPERATIONS:
  Net investment income (loss)........................................................... $  3,919,646  $  5,856,989
  Net realized gain (loss) on investments and foreign currencies.........................    6,326,315     2,492,555
  Net unrealized gain (loss) on investments and foreign currencies.......................  (13,121,119)    7,055,161
                                                                                          ------------  ------------
Increase (decrease) in net assets resulting from operations..............................   (2,875,158)   15,404,705
                                                                                          ------------  ------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income (Class A)........................................................   (3,397,795)   (5,369,678)
  Net investment income (Class B)........................................................     (171,728)     (345,850)
  Net investment income (Class C)........................................................     (265,263)     (381,222)
  Net realized gain on securities (Class A)..............................................   (3,256,689)           --
  Net realized gain on securities (Class B)..............................................     (185,175)           --
  Net realized gain on securities (Class C)..............................................     (329,316)           --
                                                                                          ------------  ------------
Total distributions to shareholders......................................................   (7,605,966)   (6,096,750)
                                                                                          ------------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM CAPITAL SHARE TRANSACTIONS (NOTE 6).  (21,878,250)  (17,856,605)
                                                                                          ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS..................................................  (32,359,374)   (8,548,650)

NET ASSETS:
Beginning of period......................................................................  214,858,879   223,407,529
                                                                                          ------------  ------------
End of period+........................................................................... $182,499,505  $214,858,879
                                                                                          ============  ============
--------
+Includes accumulated undistributed net investment income (loss)......................... $    608,325  $     27,608
                                                                                          ============  ============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                                      GNMA FUND              STRATEGIC BOND FUND
                                                             --------------------------  ---------------------------
                                                             FOR THE YEAR  FOR THE YEAR  FOR THE YEAR   FOR THE YEAR
                                                                ENDED         ENDED         ENDED          ENDED
                                                              MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,
                                                                 2010          2009          2010           2009
                                                             ------------  ------------  ------------  -------------
OPERATIONS:
 Net investment income (loss)............................... $  9,218,055  $ 12,369,438  $ 32,371,634  $  41,117,669
 Net realized gain (loss) on investments and foreign
   currencies...............................................    8,750,524     4,332,582     4,900,823    (78,183,148)
 Net unrealized gain (loss) on investments and foreign
   currencies...............................................   (3,494,156)    7,314,226   102,325,908    (76,650,431)
                                                             ------------  ------------  ------------  -------------
Increase (decrease) in net assets resulting from operations.   14,474,423    24,016,246   139,598,365   (113,715,910)
                                                             ------------  ------------  ------------  -------------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A)............................   (7,858,163)  (10,909,235)  (18,121,990)   (30,006,872)
 Net investment income (Class B)............................     (669,608)   (1,314,574)   (2,673,918)    (3,566,240)
 Net investment income (Class C)............................   (1,390,868)   (1,383,879)  (14,593,645)   (18,381,363)
 Net realized gain on securities (Class A)..................   (4,876,043)   (2,340,430)           --             --
 Net realized gain on securities (Class B)..................     (541,803)     (411,116)           --             --
 Net realized gain on securities (Class C)..................   (1,223,760)     (540,648)           --             --
                                                             ------------  ------------  ------------  -------------
Total distributions to shareholders.........................  (16,560,245)  (16,899,882)  (35,389,553)   (51,954,475)
                                                             ------------  ------------  ------------  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 6)........................  (68,988,018)   47,194,149    24,052,943   (170,519,517)
                                                             ------------  ------------  ------------  -------------
TOTAL INCREASE (DECREASE) IN NET ASSETS.....................  (71,073,840)   54,310,513   128,261,755   (336,189,902)

NET ASSETS:
Beginning of period.........................................  466,501,119   412,190,606   466,062,105    802,252,007
                                                             ------------  ------------  ------------  -------------
End of period+.............................................. $395,427,279  $466,501,119  $594,323,860  $ 466,062,105
                                                             ============  ============  ============  =============
--------
+Includes accumulated undistributed net investment income
 (loss)..................................................... $   (110,822) $   (378,883) $   (330,468) $  (1,427,417)
                                                             ============  ============  ============  =============

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        STATEMENTS OF CHANGES IN NET ASSETS -- (CONTINUED)


                                                           HIGH YIELD BOND FUND      TAX EXEMPT INSURED FUND
                                                        --------------------------  ------------------------
                                                        FOR THE YEAR  FOR THE YEAR  FOR THE YEAR FOR THE YEAR
                                                           ENDED         ENDED         ENDED        ENDED
                                                         MARCH 31,     MARCH 31,     MARCH 31,    MARCH 31,
                                                            2010          2009          2010         2009
                                                        ------------  ------------  ------------ ------------
OPERATIONS:
 Net investment income (loss).......................... $ 12,557,527  $ 17,867,997  $ 2,506,974  $ 1,968,886
 Net realized gain (loss) on investments and foreign
   currencies..........................................  (17,620,471)  (34,155,084)     929,445     (632,662)
 Net unrealized gain (loss) on investments and foreign
   currencies..........................................   57,056,606   (43,371,099)   1,098,839    1,114,958
                                                        ------------  ------------  -----------  -----------
Increase (decrease) in net assets resulting from
 operations............................................   51,993,662   (59,658,186)   4,535,258    2,451,182
                                                        ------------  ------------  -----------  -----------

DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income (Class A).......................   (8,325,461)   (8,583,504)  (1,927,828)  (1,633,906)
 Net investment income (Class B).......................   (1,964,960)   (2,374,059)     (52,109)     (82,242)
 Net investment income (Class C).......................   (4,434,133)   (4,308,886)    (434,279)    (212,850)
 Net realized gain on securities (Class A).............           --            --           --           --
 Net realized gain on securities (Class B).............           --            --           --           --
 Net realized gain on securities (Class C).............           --            --           --           --
                                                        ------------  ------------  -----------  -----------
Total distributions to shareholders....................  (14,724,554)  (15,266,449)  (2,414,216)  (1,928,998)
                                                        ------------  ------------  -----------  -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
 CAPITAL SHARE TRANSACTIONS (NOTE 6)...................   (4,803,623)  (20,708,775)     305,426   15,549,201
                                                        ------------  ------------  -----------  -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS................   32,465,485   (95,633,410)   2,426,468   16,071,385

NET ASSETS:
Beginning of period....................................  109,621,311   205,254,721   70,406,795   54,335,410
                                                        ------------  ------------  -----------  -----------
End of period+......................................... $142,086,796  $109,621,311  $72,833,263  $70,406,795
                                                        ============  ============  ===========  ===========
--------
+Includes accumulated undistributed net investment
 income (loss)......................................... $   (716,129) $  1,059,921  $    75,872  $   (17,237)
                                                        ============  ============  ===========  ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS

                                                              U.S. GOVERNMENT SECURITIES FUND
                                                              -------------------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET                 NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET              ASSETS,
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2)   (000'S)
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ ---------   --------
                                                                          CLASS A
                                                                          -------
  03/31/06    $ 9.37     $0.36      $(0.20)     $ 0.16     $(0.37)     $   --     $(0.37) $ 9.16    1.68%    $151,284
  03/31/07      9.16      0.37        0.10        0.47      (0.39)         --      (0.39)   9.24    5.25      152,239
  03/31/08      9.24      0.35        0.46        0.81      (0.37)         --      (0.37)   9.68    9.03      191,057
  03/31/09      9.68      0.26        0.36        0.62      (0.28)         --      (0.28)  10.02    6.52      178,963
  03/31/10     10.02      0.21       (0.28)      (0.07)     (0.21)      (0.19)     (0.40)   9.55   (0.75)(4)  159,028
                                                                          CLASS B
                                                                          -------
  03/31/06    $ 9.37     $0.30      $(0.20)     $ 0.10     $(0.31)     $   --     $(0.31) $ 9.16    1.02%    $ 19,276
  03/31/07      9.16      0.32        0.09        0.41      (0.33)         --      (0.33)   9.24    4.57       14,716
  03/31/08      9.24      0.30        0.45        0.75      (0.31)         --      (0.31)   9.68    8.33       15,354
  03/31/09      9.68      0.20        0.35        0.55      (0.21)         --      (0.21)  10.02    5.83       15,803
  03/31/10     10.02      0.16       (0.29)      (0.13)     (0.14)      (0.19)     (0.33)   9.56   (1.29)(4)    8,578
                                                                          CLASS C
                                                                          -------
  03/31/06    $ 9.36     $0.30      $(0.20)     $ 0.10     $(0.31)     $   --     $(0.31) $ 9.15    1.02%    $  8,281
  03/31/07      9.15      0.31        0.10        0.41      (0.33)         --      (0.33)   9.23    4.57        9,881
  03/31/08      9.23      0.29        0.46        0.75      (0.31)         --      (0.31)   9.67    8.34       16,997
  03/31/09      9.67      0.20        0.35        0.55      (0.21)         --      (0.21)  10.01    5.83       20,094
  03/31/10     10.01      0.15       (0.28)      (0.13)     (0.14)      (0.19)     (0.33)   9.55   (1.30)(4)   14,894



                  RATIO
                 OF NET
  RATIO OF     INVESTMENT
  EXPENSES      INCOME TO
 TO AVERAGE      AVERAGE    PORTFOLIO
NET ASSETS(3) NET ASSETS(3) TURNOVER
------------- ------------- ---------


    0.99%         3.80%        357%
    0.99          4.05         243
    0.99          3.83         343
    0.99          2.73          84
    0.99          2.17         472


    1.64%         3.14%        357%
    1.64          3.40         243
    1.64          3.20         343
    1.64          2.08          84
    1.64          1.59         472


    1.64%         3.14%        357%
    1.64          3.40         243
    1.64          3.14         343
    1.64          2.05          84
    1.64          1.55         472

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/06 03/31/07 03/31/08 03/31/09 03/31/10
                                         -------- -------- -------- -------- --------
U.S. Government Securities Fund Class A.   0.36%    0.38%    0.39%    0.35%    0.38%
U.S. Government Securities Fund Class B.   0.43     0.43     0.48     0.40     0.50
U.S. Government Securities Fund Class C.   0.57     0.43     0.50     0.40     0.44

(4)The Fund's performance figure was increased by less than 0.01% from reimbursements for losses realized from a violation of an investment restriction (Note 3).

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                      GNMA FUND
                                                                      ---------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,    RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF     EXPENSES
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD    TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S)  NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- -------- -------------
                                                                       CLASS A
                                                                       -------
03/31/06  $11.20     $0.35      $(0.07)     $0.28      $(0.40)     $(0.08)    $(0.48) $11.00   2.18%   $303,343     0.99%
03/31/07   11.00      0.46        0.10       0.56       (0.48)         --      (0.48)  11.08   5.23     310,508     0.99
03/31/08   11.08      0.46        0.48       0.94       (0.49)         --      (0.49)  11.53   8.69     330,202     0.99
03/31/09   11.53      0.37        0.41       0.78       (0.42)      (0.11)     (0.53)  11.78   6.98     346,091     0.99
03/31/10   11.78      0.27        0.14       0.41       (0.29)      (0.18)     (0.47)  11.72   3.55     290,728     0.99
                                                                       CLASS B
                                                                       -------
03/31/06  $11.23     $0.28      $(0.08)     $0.20      $(0.33)     $(0.08)    $(0.41) $11.02   1.43%   $ 76,304     1.64%
03/31/07   11.02      0.39        0.11       0.50       (0.41)         --      (0.41)  11.11   4.64      57,224     1.64
03/31/08   11.11      0.40        0.47       0.87       (0.42)         --      (0.42)  11.56   7.98      46,389     1.64
03/31/09   11.56      0.31        0.40       0.71       (0.35)      (0.11)     (0.46)  11.81   6.28      44,467     1.64
03/31/10   11.81      0.20        0.13       0.33       (0.21)      (0.18)     (0.39)  11.75   2.88      31,715     1.64
                                                                       CLASS C
                                                                       -------
03/31/06  $11.24     $0.28      $(0.07)     $0.21      $(0.33)     $(0.08)    $(0.41) $11.04   1.53%   $ 40,188     1.64%
03/31/07   11.04      0.40        0.10       0.50       (0.41)         --      (0.41)  11.13   4.64      30,606     1.64
03/31/08   11.13      0.39        0.47       0.86       (0.42)         --      (0.42)  11.57   7.88      35,599     1.64
03/31/09   11.57      0.28        0.43       0.71       (0.35)      (0.11)     (0.46)  11.82   6.27      75,943     1.64
03/31/10   11.82      0.19        0.15       0.34       (0.21)      (0.18)     (0.39)  11.77   2.96      72,985     1.64



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


    3.17%        138%
    4.19         142
    4.15         354
    3.32          73
    2.28         104


    2.50%        138%
    3.53         142
    3.52         354
    2.67          73
    1.63         104


    2.49%        138%
    3.53         142
    3.49         354
    2.55          73
    1.63         104

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                 03/31/06 03/31/07 03/31/08 03/31/09 03/31/10
                                 -------- -------- -------- -------- --------
  GNMA Fund Class A.............   0.13%    0.15%    0.15%    0.13%    0.15%
  GNMA Fund Class B.............   0.17     0.18     0.19     0.15     0.19
  GNMA Fund Class C.............   0.19     0.17     0.22     0.15     0.16

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                   STRATEGIC BOND FUND
                                                                   -------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS           NET               NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET             ASSET            ASSETS,   RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,            END OF    EXPENSE
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF    TOTAL   PERIOD   TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD+ RETURN(2) (000'S)  NET ASSETS
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------- --------- -------- ----------
                                                                         CLASS A
                                                                         -------
03/31/06   $3.49     $0.17      $ 0.05      $ 0.22     $(0.18)       $--      $(0.18)  $3.53     6.54%  $167,072    1.34%(4)
03/31/07    3.53      0.16        0.12        0.28      (0.18)        --       (0.18)   3.63     8.07    453,893    1.31(5)
03/31/08    3.63      0.19       (0.11)       0.08      (0.21)        --       (0.21)   3.50     2.29    483,820    1.28(5)
03/31/09    3.50      0.21       (0.71)      (0.50)     (0.27)        --       (0.27)   2.73   (14.67)   227,601    1.31
03/31/10    2.73      0.19        0.62        0.81      (0.21)        --       (0.21)   3.33    30.31    287,960    1.29
                                                                         CLASS B
                                                                         -------
03/31/06   $3.48     $0.16      $ 0.05      $ 0.21     $(0.16)       $--      $(0.16)  $3.53     6.14%  $ 46,294    2.00%(3)(4)
03/31/07    3.53      0.15        0.10        0.25      (0.15)        --       (0.15)   3.63     7.36     55,728    1.99(5)
03/31/08    3.63      0.16       (0.10)       0.06      (0.19)        --       (0.19)   3.50     1.61     52,528    1.96(5)
03/31/09    3.50      0.19       (0.71)      (0.52)     (0.25)        --       (0.25)   2.73   (15.25)    38,281    1.99
03/31/10    2.73      0.17        0.61        0.78      (0.19)        --       (0.19)   3.32    29.05     50,125    1.97
                                                                         CLASS C
                                                                         -------
03/31/06   $3.50     $0.15      $ 0.05      $ 0.20     $(0.16)       $--      $(0.16)  $3.54     5.84%  $ 97,651    1.99%(3)(4)
03/31/07    3.54      0.14        0.12        0.26      (0.16)        --       (0.16)   3.64     7.36    217,755    1.98(5)
03/31/08    3.64      0.17       (0.11)       0.06      (0.19)        --       (0.19)   3.51     1.64    265,904    1.94(5)
03/31/09    3.51      0.19       (0.71)      (0.52)     (0.25)        --       (0.25)   2.74   (15.16)   200,180    1.96
03/31/10    2.74      0.17        0.62        0.79      (0.19)        --       (0.19)   3.34    29.39    256,239    1.94



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE       PORTFOLIO
NET ASSETS     TURNOVER
----------     ---------


   5.19%(4)       118%(6)
   4.79(5)        134(6)
   5.30(5)        162(6)
   6.54           112
   6.13           157


   4.51%(3)(4)    118%(6)
   4.12(5)        134(6)
   4.63(5)        162(6)
   6.00           112
   5.44           157


   4.54%(3)(4)    118%(6)
   4.12(5)        134(6)
   4.65(5)        162(6)
   6.03           112
   5.48           157

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                                        03/31/06
                                                        --------
               Strategic Bond Fund Class A.............    -- %
               Strategic Bond Fund Class B.............   0.00
               Strategic Bond Fund Class C.............   0.00

(4)Net of custody credits of:

                                                        03/31/06
                                                        --------
               Strategic Bond Fund.....................   0.07%

(5)Gross of custody credits of:

                                                    03/31/07 03/31/08
                                                    -------- --------
           Strategic Bond Fund.....................   0.05%    0.02%

(6)Portfolio turnover includes "to be announced" ("TBA") transactions. Previously, portfolio turnover was calculated excluding TBA transactions and was as follows:

                                           2006 2007 2008
                                           ---- ---- ----
                      Strategic Bond Fund. 119% 131% 151%

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                                  HIGH YIELD BOND FUND
                                                                  --------------------
                               NET GAIN
                               (LOSS) ON
            NET               INVESTMENTS                       DISTRIBUTIONS          NET
           ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            NET ASSETS,   RATIO OF
          VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,             END OF       EXPENSE
 PERIOD  BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL     PERIOD     TO AVERAGE
 ENDED   OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENT   BUTIONS PERIOD RETURN(2)   (000'S)   NET ASSETS(3)
-------- --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ----------- -------------
                                                                        CLASS A
                                                                        -------
03/31/06   $4.43     $0.31      $ 0.19      $ 0.50     $(0.33)       $--      $(0.33) $4.60    11.61%   $214,041       1.36%(4)
03/31/07    4.60      0.30        0.19        0.49      (0.32)        --       (0.32)  4.77    11.01     241,554       1.36
03/31/08    4.77      0.36       (0.63)      (0.27)     (0.34)        --       (0.34)  4.16    (5.92)    109,219       1.36
03/31/09    4.16      0.38       (1.69)      (1.31)     (0.33)        --       (0.33)  2.52   (32.66)     59,210       1.36
03/31/10    2.52      0.29        0.89        1.18      (0.34)        --       (0.34)  3.36    48.44      79,245       1.36
                                                                        CLASS B
                                                                        -------
03/31/06   $4.44     $0.31      $ 0.16      $ 0.47     $(0.30)       $--      $(0.30) $4.61    10.88%   $ 52,346       2.01%(4)
03/31/07    4.61      0.27        0.19        0.46      (0.29)        --       (0.29)  4.78    10.29      51,479       2.01
03/31/08    4.78      0.31       (0.60)      (0.29)     (0.32)        --       (0.32)  4.17    (6.50)     34,911       2.01
03/31/09    4.17      0.36       (1.69)      (1.33)     (0.31)        --       (0.31)  2.53   (33.00)     17,018       2.01
03/31/10    2.53      0.27        0.89        1.16      (0.32)        --       (0.32)  3.37    47.35      18,186       2.01
                                                                        CLASS C
                                                                        -------
03/31/06   $4.46     $0.30      $ 0.17      $ 0.47     $(0.30)       $--      $(0.30) $4.63    10.86%   $ 70,140       2.01%(4)
03/31/07    4.63      0.27        0.19        0.46      (0.29)        --       (0.29)  4.80    10.27      86,777       2.01
03/31/08    4.80      0.31       (0.61)      (0.30)     (0.32)        --       (0.32)  4.18    (6.67)     61,125       2.01
03/31/09    4.18      0.36       (1.69)      (1.33)     (0.31)        --       (0.31)  2.54   (32.90)     33,394       2.01
03/31/10    2.54      0.27        0.89        1.16      (0.32)        --       (0.32)  3.38    47.21      44,656       2.01



    RATIO
   OF NET
 INVESTMENT
  INCOME TO
   AVERAGE    PORTFOLIO
NET ASSETS(3) TURNOVER
------------- ---------


     7.20%(4)     91%
     6.44         86
     7.49         72
    10.74         77
     9.34        110


     6.71%(4)     91%
     5.82         86
     6.80         72
    10.18         77
     8.77        110


     6.67%(4)     91%
     5.80         86
     6.75         72
    10.16         77
     8.70        110

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/06 03/31/07 03/31/08 03/31/09 03/31/10
                                         -------- -------- -------- -------- --------
High Yield Bond Fund Class A............   0.11%    0.09%    0.17%    0.14%    0.18%
High Yield Bond Fund Class B............   0.14     0.11     0.20     0.16     0.23
High Yield Bond Fund Class C............   0.12     0.10     0.18     0.15     0.18

(4)Net of custody credits of 0.01%.

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        FINANCIAL HIGHLIGHTS -- (CONTINUED)

                                                              TAX EXEMPT INSURED FUND
                                                              -----------------------
                                   NET GAIN
                                   (LOSS) ON
                NET               INVESTMENTS                       DISTRIBUTIONS          NET               NET
               ASSET                 (BOTH               DIVIDENDS    FROM NET            ASSET            ASSETS,  RATIO OF
              VALUE,      NET      REALIZED   TOTAL FROM  FROM NET    REALIZED     TOTAL  VALUE,           END OF   EXPENSES
             BEGINNING INVESTMENT     AND     INVESTMENT INVESTMENT   GAINS ON    DISTRI- END OF   TOTAL   PERIOD  TO AVERAGE
PERIOD ENDED OF PERIOD INCOME(1)  UNREALIZED) OPERATIONS   INCOME    INVESTMENTS  BUTIONS PERIOD RETURN(2) (000'S) NET ASSETS
------------ --------- ---------- ----------- ---------- ---------- ------------- ------- ------ --------- ------- ----------
                                                                      CLASS A
                                                                      -------
  03/31/06    $12.81     $0.41      $(0.10)     $ 0.31     $(0.40)     $(0.13)    $(0.53) $12.59   2.43%   $56,875    1.30%
  03/31/07     12.59      0.42        0.15        0.57      (0.42)      (0.09)     (0.51)  12.65   4.63     50,036    1.27
  03/31/08     12.65      0.42       (0.31)       0.11      (0.42)      (0.10)     (0.52)  12.24   0.91     46,843    1.32
  03/31/09     12.24      0.42        0.03        0.45      (0.42)         --      (0.42)  12.27   3.74     53,570    1.09(3)
  03/31/10     12.27      0.44        0.36        0.80      (0.43)         --      (0.43)  12.64   6.58     53,893    0.93(3)
                                                                      CLASS B
                                                                      -------
  03/31/06    $12.82     $0.32      $(0.09)     $ 0.23     $(0.32)     $(0.13)    $(0.45) $12.60   1.77%   $ 6,694    1.95%
  03/31/07     12.60      0.31        0.15        0.46      (0.32)      (0.09)     (0.41)  12.65   3.72      5,093    2.11
  03/31/08     12.65      0.31       (0.31)      (0.00)     (0.29)      (0.10)     (0.39)  12.26   0.06      3,351    2.21
  03/31/09     12.26      0.32        0.01        0.33      (0.31)         --      (0.31)  12.28   2.75      2,926    2.02(3)
  03/31/10     12.28      0.30        0.35        0.65      (0.27)         --      (0.27)  12.66   5.34      2,267    2.12(3)
                                                                      CLASS C
                                                                      -------
  03/31/06    $12.81     $0.32      $(0.09)     $ 0.23     $(0.32)     $(0.13)    $(0.45) $12.59   1.81%   $ 4,497    1.95%(3)
  03/31/07     12.59      0.33        0.17        0.50      (0.34)      (0.09)     (0.43)  12.66   3.98      3,991    1.95(3)
  03/31/08     12.66      0.34       (0.31)       0.03      (0.34)      (0.10)     (0.44)  12.25   0.29      4,141    1.95(3)
  03/31/09     12.25      0.33        0.04        0.37      (0.34)         --      (0.34)  12.28   3.12     13,911    1.64(3)
  03/31/10     12.28      0.35        0.36        0.71      (0.34)         --      (0.34)  12.65   5.81     16,673    1.62(3)



  RATIO
  OF NET
INVESTMENT
INCOME TO
 AVERAGE    PORTFOLIO
NET ASSETS  TURNOVER
----------  ---------


   3.14%       81%
   3.28        84
   3.35        57
   3.49(3)     92
   3.52(3)     38


   2.48%       81%
   2.44        84
   2.46        57
   2.58(3)     92
   2.33(3)     38


   2.48%(3)    81%
   2.60(3)     84
   2.71(3)     57
   2.92(3)     92
   2.84(3)     38

--------
(1)Calculated based upon average shares outstanding.
(2)Total return is not annualized and does not reflect sales load, but does include expense reimbursements.
(3)Net of the following expense reimbursements, if applicable (based on average net assets):

                                         03/31/06 03/31/07 03/31/08 03/31/09 03/31/10
                                         -------- -------- -------- -------- --------
Tax Exempt Insured Fund Class A.........    -- %     -- %     -- %    0.24%    0.35%
Tax Exempt Insured Fund Class B.........     --       --       --     0.23     0.35
Tax Exempt Insured Fund Class C.........   0.20     0.09     0.31     0.42     0.35

See Notes to Financial Statements

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO PROFILE -- MARCH 31, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                    Government National Mtg. Assoc..  51.5%
                    U.S. Government Agencies........  27.4
                    United States Treasury Bonds....  21.1
                    Repurchase Agreements...........  16.7
                    Federal Farm Credit Bank........   0.7
                    United States Treasury Notes....   0.5
                    Small Business Administration...   0.4
                                                     -----
                                                     118.3%
                                                     =====

CREDIT QUALITY+#

                         Government -- Treasury.  29.2%
                         Government -- Agency...  70.8
                                                 -----
                                                 100.0%
                                                 =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010


                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT     (NOTE 2)
       -----------------------------------------------------------------
       U.S. GOVERNMENT AGENCIES -- 52.6%
       FEDERAL FARM CREDIT BANK -- 0.7%
          5.64% due 04/04/11.................... $   500,000 $   525,578
          6.00% due 03/07/11....................     200,000     210,074
          6.30% due 12/03/13....................     500,000     571,895
                                                             -----------
                                                               1,307,547
                                                             -----------
       FEDERAL NATIONAL MTG. ASSOC. -- 0.0%
          8.00% due 01/01/23....................      29,192      33,703
          11.00% due 02/01/15...................          23          27
          11.50% due 09/01/19...................       6,334       7,043
                                                             -----------
                                                                  40,773
                                                             -----------
       GOVERNMENT NATIONAL MTG. ASSOC. -- 51.5%
          4.50% due 05/15/18....................     555,972     586,730
          4.50% due 08/15/18....................     879,402     928,051
          4.50% due 09/15/18....................   2,402,260   2,535,158
          4.50% due 10/15/18....................   2,439,422   2,574,375
          4.50% due 09/15/33....................   3,430,769   3,506,319
          4.50% due May TBA.....................  33,000,000  33,262,977
          5.00% due 04/15/18....................   2,448,814   2,613,276
          5.00% due 04/15/33....................      26,071      27,314
          5.00% due 08/15/33....................   1,239,573   1,298,689
          5.00% due 09/15/33....................     579,749     607,386
          5.00% due 10/15/33....................     380,447     398,583
          5.00% due 04/15/34....................      19,282      20,183
          5.00% due 11/15/34....................     138,368     144,834
          5.00% due 02/15/35....................      17,512      18,297
          5.00% due 03/15/35....................     439,271     458,976
          5.00% due 04/15/35....................      42,745      44,662
          5.00% due 05/15/35....................   1,208,393   1,262,600
          5.00% due 09/15/35....................     731,479     764,293
          5.00% due 10/15/35....................     103,848     108,506
          5.00% due 12/15/35....................      63,566      66,417
          5.00% due 03/15/36....................     617,557     644,103
          5.00% due 05/15/36....................     898,527     937,148
          5.00% due 06/15/36....................     587,236     612,477
          5.00% due 09/15/36....................   1,419,703   1,482,096
          5.00% due 10/15/36....................     341,410     356,086
          5.00% due 11/15/36....................      39,169      40,853
          5.00% due 12/15/36....................     222,704     232,278
          5.00% due 01/15/37....................   2,689,908   2,803,849
          5.00% due 02/15/37....................   1,427,595   1,488,067
          5.00% due 03/15/37....................     928,344     967,667
          5.00% due 04/15/37....................   1,008,048   1,050,748
          5.00% due 08/15/38....................   8,194,389   8,536,373
          5.50% due 11/15/32....................       8,600       9,173
          5.50% due 03/15/33....................     295,502     315,069
          5.50% due 04/15/33....................     356,224     379,811
          5.50% due 05/15/33....................     807,219     860,665
          5.50% due 06/15/33....................   3,542,426   3,776,988
          5.50% due 07/15/33....................   1,050,120   1,119,653
          5.50% due 10/15/33....................   1,038,410   1,107,168
          5.50% due 12/15/33....................     211,676     225,692
          5.50% due 01/15/34....................   2,511,609   2,675,167
          5.50% due 02/15/34....................   1,391,262   1,481,861
          6.00% due 01/15/28....................       1,819       1,973
          6.00% due 04/15/28....................     788,650     850,827
          6.00% due 05/15/28....................       1,277       1,385

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT     (NOTE 2)
       ------------------------------------------------------------------
       GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
          6.00% due 10/15/28....................... $    3,352 $    3,636
          6.00% due 04/15/29.......................     29,195     31,670
          6.00% due 05/15/29.......................     55,539     60,246
          6.00% due 06/15/29.......................     21,048     22,832
          6.00% due 04/15/31.......................     14,962     16,230
          6.00% due 05/15/31.......................     27,440     29,765
          6.00% due 11/15/31.......................    145,165    157,468
          6.00% due 12/15/31.......................    170,655    185,119
          6.00% due 01/15/32.......................     95,820    103,942
          6.00% due 02/15/32.......................     19,968     21,659
          6.00% due 03/15/32.......................      4,684      5,081
          6.00% due 08/15/32.......................    175,402    190,269
          6.00% due 11/15/32.......................     21,258     23,059
          6.00% due 12/15/32.......................      5,440      5,901
          6.00% due 01/15/33.......................     13,657     14,780
          6.00% due 02/15/33.......................     26,866     29,076
          6.00% due 03/15/33.......................     55,449     60,010
          6.00% due 04/15/33.......................    233,938    253,181
          6.00% due 07/15/33.......................    159,642    172,773
          6.00% due 08/15/33.......................  1,411,271  1,530,237
          6.00% due 09/15/33.......................    220,669    238,820
          6.00% due 10/15/33.......................    604,594    654,338
          6.00% due 11/15/33.......................     87,742     94,959
          6.00% due 12/15/33.......................    459,507    497,305
          6.00% due 02/15/34.......................    124,214    133,966
          6.00% due 05/15/34.......................     18,133     19,557
          6.00% due 06/15/34.......................     24,852     26,803
          6.00% due 07/15/34.......................    870,977    939,355
          6.00% due 08/15/34.......................    104,855    113,087
          6.00% due 09/15/34.......................    654,829    706,239
          6.00% due 10/15/34.......................  1,950,569  2,103,705
          6.00% due 12/15/34.......................    231,973    250,184
          6.00% due 06/15/35.......................    121,891    131,004
          6.00% due 08/15/35.......................    110,890    119,180
          6.50% due 02/15/29.......................      8,301      9,137
          6.50% due 05/15/31.......................     10,312     11,338
          6.50% due 06/15/31.......................     37,922     41,695
          6.50% due 07/15/31.......................     21,223     23,334
          6.50% due 08/15/31.......................     40,305     44,316
          6.50% due 09/15/31.......................    114,739    126,155
          6.50% due 10/15/31.......................    162,728    178,919
          6.50% due 11/15/31.......................      7,763      8,535
          6.50% due 12/15/31.......................      4,042      4,444
          6.50% due 01/15/32.......................     19,627     21,469
          6.50% due 02/15/32.......................    345,881    378,350
          7.00% due 07/15/23.......................     14,283     15,957
          7.00% due 10/15/23.......................     26,448     29,549
          7.00% due 09/15/25.......................    153,769    172,169
          7.00% due 03/20/29.......................     11,734     13,263
          7.00% due 06/20/29.......................      1,895      2,128
          7.00% due 11/20/30.......................     40,661     45,703
          7.50% due 04/15/17.......................      7,943      8,740
          7.50% due 08/15/23.......................    120,625    136,257
          7.50% due 09/15/23.......................    368,805    416,604
          9.00% due 12/15/16.......................     30,037     33,546
          11.00% due 08/20/15......................         70         77

        SUNAMERICA U.S. GOVERNMENT SECURITIES FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                   PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------
     U.S. GOVERNMENT AGENCIES (CONTINUED)
     GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
        11.00% due 09/20/15...................... $       200 $        222
        11.50% due 05/20/15......................         994        1,104
        12.50% due 09/15/14......................       3,429        3,929
        13.00% due 02/15/11......................         601          606
        13.00% due 04/15/11......................          37           38
        13.00% due 10/20/14......................         736          839
        13.00% due 11/15/14......................         315          344
        13.50% due 02/15/13......................       3,676        4,257
        15.00% due 01/15/12......................         107          122
        15.00% due 02/15/12......................         434          494
        15.00% due 06/15/12......................       2,650        3,020
        15.00% due 09/15/12......................         297          339
        15.50% due 09/15/11......................      12,968       14,110
                                                              ------------
                                                                93,881,348
                                                              ------------
     SMALL BUSINESS ADMINISTRATION -- 0.4%
        6.30% due 06/01/18.......................     700,131      760,513
                                                              ------------
     TOTAL U.S. GOVERNMENT AGENCIES
        (cost $92,365,509).......................               95,990,181
                                                              ------------
     U.S. GOVERNMENT TREASURIES -- 21.6%
     UNITED STATES TREASURY BONDS -- 21.1%
        4.25% due 05/15/39.......................   6,000,000    5,559,372
        4.50% due 08/15/39.......................  34,000,000   32,831,250
                                                              ------------
                                                                38,390,622
                                                              ------------
     UNITED STATES TREASURY NOTES -- 0.5%
        3.13% due 05/15/19.......................   1,000,000      952,422
                                                              ------------
     TOTAL U.S. GOVERNMENT TREASURIES
        (cost $41,738,678).......................               39,343,044
                                                              ------------
     TOTAL LONG-TERM INVESTMENT SECURITIES
        (cost $134,104,187)......................              135,333,225
                                                              ------------

                                                PRINCIPAL      VALUE
               SECURITY DESCRIPTION              AMOUNT       (NOTE 2)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES -- 27.4%
       U.S. GOVERNMENT AGENCIES -- 27.4%
         Federal Home Loan Bank Disc. Notes
          0.01% due 04/01/10
          (cost $50,000,000).................. $50,000,000  $ 50,000,000
                                                            ------------
       REPURCHASE AGREEMENT -- 16.7%
       REPURCHASE AGREEMENT -- 16.7%
         State Street Bank & Trust Co. Joint
          Repurchase Agreement(1)
          (cost $30,518,000)..................  30,518,000    30,518,000
                                                            ------------
       TOTAL INVESTMENTS
          (cost $214,622,187)(2)..............       118.3%  215,851,225
       Liabilities in excess of other assets..       (18.3)  (33,351,720)
                                               -----------  ------------
       NET ASSETS                                    100.0% $182,499,505
                                               ===========  ============

--------
(1)  See Note 2 for details of Joint Repurchase Agreements.
(2)  See Note 5 for cost of investments on a tax basis.
TBA --Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date.
The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010 (see Note 2):

                                     LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                        QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
-                                    ------------------- ----------------- -------------------- ------------
Long-Term Investment Securities:
  U.S. Government Agencies:
   Federal Farm Credit Bank.........     $        --       $  1,307,547        $        --      $  1,307,547
   Federal National Mtg. Assoc......              --             40,773                 --            40,773
   Government National Mtg. Assoc...              --         93,881,348                 --        93,881,348
   Small Business Administration....              --            760,513                 --           760,513
  U.S. Government Treasuries........              --         39,343,044                 --        39,343,044
Short Term Investment Securities:
  U.S. Government Agencies..........              --         50,000,000                 --        50,000,000
Repurchase Agreement................              --         30,518,000                 --        30,518,000
                                         -----------       ------------        -----------      ------------
Total...............................     $        --       $215,851,225        $        --      $215,851,225
                                         ===========       ============        ===========      ============

See Notes to Financial Statements

        SUNAMERICA GNMA FUND
        PORTFOLIO PROFILE -- MARCH 31, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                    Government National Mtg. Assoc..  95.3%
                    U.S. Government Agencies........  18.9
                    Repurchase Agreements...........  12.4
                    United States Treasury Notes....   4.9
                    United States Treasury Bonds....   2.2
                    Small Business Administration...   0.1
                                                     -----
                                                     133.8%
                                                     =====

CREDIT QUALITY ALLOCATION+#

                         Government -- Treasury.   7.0%
                         Government -- Agency...  93.0
                                                 -----
                                                 100.0%
                                                 =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010


                                         PRINCIPAL    VALUE
                SECURITY DESCRIPTION      AMOUNT     (NOTE 2)
                ----------------------------------------------
                U.S. GOVERNMENT AGENCIES -- 95.3%
                GOVERNMENT NATIONAL MTG. ASSOC. -- 95.2%
                   4.50% due 05/15/18.. $ 1,111,944 $ 1,173,459
                   4.50% due 08/15/18..     570,036     601,571
                   4.50% due 09/15/18..   1,840,503   1,942,323
                   4.50% due 10/15/18..   2,847,822   3,005,369
                   4.50% due 08/15/33..   1,949,763   1,992,700
                   4.50% due 09/15/33..   2,610,954   2,668,450
                   4.50% due 05/15/39..  29,151,243  29,556,335
                   4.50% due May TBA...  50,000,000  50,398,450
                   5.00% due 03/15/18..     353,863     377,629
                   5.00% due 04/15/18..   3,952,376   4,217,818
                   5.00% due 05/15/18..   5,648,788   6,028,159
                   5.00% due 01/15/33..       9,512       9,965
                   5.00% due 05/15/33..       8,669       9,083
                   5.00% due 08/15/33..   1,777,445   1,862,178
                   5.00% due 09/15/33..   1,761,536   1,845,511
                   5.00% due 10/15/33..   4,086,786   4,281,609
                   5.00% due 04/15/34..      30,236      31,650
                   5.00% due 05/15/34..     105,042     109,951
                   5.00% due 11/15/34..     473,417     495,541
                   5.00% due 12/15/34..     459,733     481,218
                   5.00% due 09/15/35..      14,853      15,519
                   5.00% due 10/15/35..      91,956      96,081
                   5.00% due 11/15/35..      88,526      92,497
                   5.00% due 12/15/35..      47,500      49,631
                   5.00% due 02/15/36..     114,818     119,754
                   5.00% due 04/15/36..     358,496     373,905
                   5.00% due 06/15/36..   1,182,248   1,233,065
                   5.00% due 07/15/36..     349,925     364,966
                   5.00% due 08/15/36..      21,509      22,433
                   5.00% due 09/15/36..     613,688     640,953
                   5.00% due 10/15/36..      25,351      26,441
                   5.00% due 11/15/36..     195,657     204,067
                   5.00% due 12/15/36..     737,596     769,301
                   5.00% due 01/15/37..     451,851     470,991
                   5.00% due 02/15/37..     634,529     661,408
                   5.00% due 04/15/37..   5,527,549   5,761,689
                   5.00% due May TBA...  80,000,000  82,787,520
                   5.50% due 06/15/29..       3,505       3,741
                   5.50% due 01/15/32..      32,483      34,644
                   5.50% due 12/15/32..     430,520     459,162
                   5.50% due 01/15/33..     325,298     346,838
                   5.50% due 02/15/33..   1,067,027   1,137,680
                   5.50% due 03/15/33..     655,171     698,552
                   5.50% due 04/15/33..   3,500,787   3,732,591
                   5.50% due 05/15/33..   4,326,864   4,613,310
                   5.50% due 06/15/33..   4,580,633   4,883,858
                   5.50% due 07/15/33..     251,476     268,128
                   5.50% due 08/15/33..   1,454,611   1,550,928
                   5.50% due 09/15/33..     202,770     216,196
                   5.50% due 10/15/33..   4,045,675   4,313,558
                   5.50% due 12/15/33..   3,917,296   4,176,679
                   5.50% due 01/15/34..   5,642,022   6,009,437
                   5.50% due 02/15/34..     846,945     902,100
                   5.50% due 04/15/35..   1,149,203   1,222,604
                   5.50% due 07/15/35..   1,695,788   1,804,099
                   5.50% due 09/15/35..  18,410,230  19,586,109
                   5.50% due 10/15/35..  11,069,619  11,776,646

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
         5.50% due 11/15/35....................... $16,619,084 $17,680,561
         5.50% due 12/15/35.......................  12,068,015  12,838,809
         5.50% due 02/15/36.......................   1,480,244   1,572,013
         5.50% due 03/15/36.......................   7,306,332   7,759,296
         5.50% due 04/15/36.......................     247,922     263,292
         5.50% due 05/15/36.......................   2,091,365   2,221,021
         6.00% due 11/15/23.......................       3,363       3,628
         6.00% due 01/15/24.......................       4,972       5,361
         6.00% due 07/15/28.......................       2,087       2,264
         6.00% due 11/15/28.......................     218,240     236,738
         6.00% due 12/15/28.......................     178,411     193,533
         6.00% due 01/15/29.......................     363,851     394,690
         6.00% due 02/15/29.......................     429,715     466,137
         6.00% due 03/15/29.......................     373,810     405,494
         6.00% due 04/15/29.......................     916,152     993,754
         6.00% due 05/15/29.......................      34,664      37,602
         6.00% due 06/15/29.......................     372,266     403,781
         6.00% due 07/15/29.......................     123,320     133,772
         6.00% due 08/15/29.......................      13,186      14,303
         6.00% due 10/15/29.......................      98,680     107,044
         6.00% due 04/15/31.......................      11,433      12,401
         6.00% due 07/15/31.......................      14,459      15,685
         6.00% due 10/15/31.......................      65,818      71,397
         6.00% due 11/15/31.......................     631,581     685,113
         6.00% due 12/15/31.......................     358,156     388,515
         6.00% due 01/15/32.......................     421,501     457,226
         6.00% due 02/15/32.......................      21,342      23,150
         6.00% due 03/15/32.......................     285,798     309,916
         6.00% due 07/15/32.......................      65,012      70,522
         6.00% due 08/15/32.......................     916,414     993,697
         6.00% due 09/15/32.......................     593,656     643,974
         6.00% due 10/15/32.......................     110,648     120,025
         6.00% due 11/15/32.......................         835         905
         6.00% due 12/15/32.......................      48,940      53,088
         6.00% due 01/15/33.......................     881,280     953,773
         6.00% due 02/15/33.......................     831,380     899,768
         6.00% due 03/15/33.......................     749,882     811,565
         6.00% due 04/15/33.......................     806,363     872,691
         6.00% due 05/15/33.......................     873,584     945,443
         6.00% due 06/15/33.......................     583,599     631,606
         6.00% due 08/15/33.......................     849,978     920,293
         6.00% due 10/15/33.......................     314,865     340,765
         6.00% due 11/15/33.......................     993,120   1,074,816
         6.00% due 12/15/33.......................   1,718,966   1,860,364
         6.00% due 01/15/34.......................     939,753   1,013,532
         6.00% due 02/15/34.......................   6,287,574   6,781,200
         6.00% due 03/15/34.......................      76,558      82,568
         6.00% due 04/15/34.......................   1,762,252   1,900,603
         6.00% due 05/15/34.......................     150,605     162,428
         6.00% due 06/15/34.......................     168,582     181,817
         6.00% due 07/15/34.......................   1,977,772   2,133,043
         6.00% due 08/15/34.......................   2,755,895   2,971,473
         6.00% due 09/15/34.......................     141,120     152,151
         6.00% due 10/15/34.......................     394,544     425,519
         6.00% due 11/15/34.......................     545,153     587,952
         6.00% due 12/15/34.......................      55,998      60,394
         6.00% due 01/15/35.......................      59,506      63,954

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                         PRINCIPAL    VALUE
                SECURITY DESCRIPTION      AMOUNT     (NOTE 2)
                ----------------------------------------------
                U.S. GOVERNMENT AGENCIES (CONTINUED)
                GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
                   6.00% due 02/15/35.. $   466,662 $   501,550
                   6.00% due 04/15/35..      35,129      37,755
                   6.00% due 05/15/35..       6,574       7,066
                   6.00% due 06/15/35..     178,109     191,424
                   6.00% due 11/15/35..       8,543       9,181
                   6.00% due 12/15/35..     998,256   1,075,339
                   6.00% due 01/15/36..     670,092     718,302
                   6.00% due 02/15/36..   1,029,580   1,103,654
                   6.00% due 03/15/36..     400,393     429,199
                   6.00% due 04/15/36..   2,118,680   2,271,110
                   6.00% due 05/15/36..   4,056,862   4,348,734
                   6.00% due 06/15/36..   1,307,693   1,401,775
                   6.00% due 07/15/36..     918,023     984,071
                   6.00% due 08/15/36..      11,451      12,266
                   6.00% due 09/15/36..      72,223      77,419
                   6.00% due 10/15/36..     819,466     878,479
                   6.00% due 11/15/36..   1,393,666   1,493,935
                   6.00% due 09/15/38..  10,265,872  10,982,000
                   6.50% due 03/15/28..      15,585      17,108
                   6.50% due 08/15/28..      24,868      27,436
                   6.50% due 01/15/29..       2,799       3,081
                   6.50% due 02/15/29..         931       1,024
                   6.50% due 03/15/29..      80,101      88,171
                   6.50% due 04/15/29..         858         945
                   6.50% due 05/15/29..       7,742       8,529
                   6.50% due 06/15/29..      27,037      29,761
                   6.50% due 07/15/29..       1,703       1,875
                   6.50% due 10/15/29..       3,149       3,466
                   6.50% due 08/15/31..     108,659     119,470
                   6.50% due 09/15/31..      10,378      11,411
                   6.50% due 10/15/31..     162,728     178,919
                   6.50% due 11/15/31..      95,797     105,330
                   6.50% due 12/15/31..     109,991     120,935
                   6.50% due 02/15/32..     156,124     170,780
                   6.50% due 05/15/32..     677,875     741,509
                   6.50% due 06/15/32..      84,203      92,108
                   7.00% due 03/15/23..      17,964      20,071
                   7.00% due 01/20/24..         426         477
                   7.00% due 03/20/24..         405         454
                   7.00% due 07/20/25..       1,892       2,120
                   7.00% due 09/15/25..      66,779      74,769
                   7.00% due 01/20/29..      26,326      29,576
                   7.00% due 02/20/29..       4,454       5,004
                   7.00% due 06/20/29..       9,395      10,554
                   7.00% due 07/20/29..      33,642      37,795
                   7.00% due 09/20/29..       3,239       3,639
                   7.00% due 10/20/29..       6,295       7,072
                   7.00% due 11/20/29..       2,168       2,436
                   7.00% due 03/20/30..       3,397       3,819
                   7.00% due 06/20/30..       3,392       3,813
                   7.00% due 08/20/30..      12,969      14,577
                   7.00% due 09/20/30..      15,021      16,884
                   7.00% due 10/20/30..      17,623      19,809
                   8.00% due 11/15/26..      86,081      98,928
                   8.00% due 12/15/29..       9,006      10,373
                   8.00% due 04/15/30..      28,441      32,774

                                                  PRINCIPAL       VALUE
               SECURITY DESCRIPTION                AMOUNT        (NOTE 2)
    ------------------------------------------------------------------------
    GOVERNMENT NATIONAL MTG. ASSOC. (CONTINUED)
       8.00% due 05/15/30....................... $     1,923  $       2,216
       8.00% due 08/15/30.......................      28,179         32,472
       8.50% due 03/15/17.......................      10,922         12,228
       8.50% due 05/15/21.......................      26,079         30,025
       8.50% due 12/15/22.......................      26,494         30,579
       8.50% due 01/15/23.......................      95,961        110,988
       8.50% due 09/15/24.......................      17,167         19,889
       9.00% due 07/15/16.......................      33,660         37,593
       9.00% due 10/15/16.......................       4,232          4,726
                                                              -------------
                                                                376,843,252
                                                              -------------
    SMALL BUSINESS ADMINISTRATION -- 0.1%
       6.30% due 06/01/18.......................     233,377        253,504
                                                              -------------
    TOTAL U.S. GOVERNMENT AGENCIES
       (cost $364,555,236)......................                377,096,756
                                                              -------------
    U.S. GOVERNMENT TREASURIES -- 7.1%
    UNITED STATES TREASURY BONDS -- 2.2%
      United States Treasury Bonds
       4.50% due 08/15/39.......................   9,000,000      8,690,625
                                                              -------------
    UNITED STATES TREASURY NOTES -- 4.9%
      United States Treasury Notes
       3.38% due 11/15/19.......................  10,000,000      9,649,220
       3.63% due 02/15/20.......................  10,000,000      9,829,690
                                                              -------------
                                                                 19,478,910
                                                              -------------
    TOTAL U.S. GOVERNMENT TREASURIES
       (cost $28,856,560).......................                 28,169,535
                                                              -------------
    TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $393,411,796)......................                405,266,291
                                                              -------------
    SHORT-TERM INVESTMENT SECURITIES -- 19.0%
    U.S. GOVERNMENT AGENCIES -- 19.0%
      Federal Home Loan Bank
       Discount Notes
       0.10% due 04/01/2010
       (cost $75,000,000).......................  75,000,000     75,000,000
                                                              -------------
    REPURCHASE AGREEMENT -- 12.4%
      Agreement with State Street Bank & Trust
       Co., Joint Repurchase Agreement(1)
       (cost $49,002,000).......................  49,002,000     49,002,000
                                                              -------------
    TOTAL INVESTMENTS
       (cost $517,413,796)(2)...................       133.8%   529,268,291
    Liabilities in excess of other assets.......       (33.8)  (133,841,012)
                                                 -----------  -------------
    NET ASSETS                                         100.0% $ 395,427,279
                                                 ===========  =============

--------
(1)  See Note 2 for details of Joint Repurchase Agreements.
(2)  See Note 5 for cost of investments on a tax basis.
TBA --Securities purchased on a forward commitment basis with an approximate principal amount and no definite maturity date. The actual principal and maturity date will be determined upon settlement date

        SUNAMERICA GNMA FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010 (see Note 2):

                                     LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                        QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
-                                    ------------------- ----------------- -------------------- ------------
Long-Term Investment Securities:
  U.S. Government Agencies:
   Government National Mtg. Assoc...     $        --       $376,843,252        $        --      $376,843,252
   Small Business Administration....              --            253,504                 --           253,504
  U.S. Government Treasuries........              --         28,169,535                 --        28,169,535
Short Term Investment Securities:
  U.S. Government Agencies..........              --         75,000,000                 --        75,000,000
Repurchase Agreements...............              --         49,002,000                 --        49,002,000
                                         -----------       ------------        -----------      ------------
Total...............................     $        --       $529,268,291        $        --      $529,268,291
                                         ===========       ============        ===========      ============

See Notes to Financial Statements

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                 Foreign Government Agencies............ 29.0%
                 Federal Home Loan Mtg. Corp............  6.8
                 Federal National Mtg. Assoc............  4.9
                 Diversified Financial Services.........  3.4
                 Oil Companies-Exploration & Production.  2.8
                 Diversified Banking Institutions.......  2.5
                 Time Deposits..........................  2.4
                 Telephone-Integrated...................  1.8
                 Banks-Super Regional...................  1.7
                 Cable/Satellite TV.....................  1.6
                 Pipelines..............................  1.5
                 Banks-Commercial.......................  1.5
                 Medical-Hospitals......................  1.5
                 Special Purpose Entities...............  1.4
                 Electric-Integrated....................  1.4
                 Casino Hotels..........................  1.1
                 Steel-Producers........................  1.0
                 Electric-Generation....................  1.0
                 Paper & Related Products...............  0.9
                 Cellular Telecom.......................  0.8
                 Telecom Services.......................  0.7
                 Coal...................................  0.7
                 Satellite Telecom......................  0.7
                 Airlines...............................  0.6
                 Medical-Drugs..........................  0.6
                 United States Treasury Bonds...........  0.6
                 Insurance-Mutual.......................  0.6
                 Insurance-Life/Health..................  0.5
                 Non-Hazardous Waste Disposal...........  0.5
                 Oil Companies-Integrated...............  0.5
                 Building-Residential/Commercial........  0.5
                 Diversified Minerals...................  0.5
                 Gas-Transportation.....................  0.5
                 Repurchase Agreements..................  0.5
                 Retail-Regional Department Stores......  0.5
                 Insurance-Multi-line...................  0.5
                 Electronic Components-Semiconductors...  0.4
                 Computer Services......................  0.4
                 Diversified Manufacturing Operations...  0.4
                 Chemicals-Plastics.....................  0.4
                 Food-Meat Products.....................  0.4
                 Rental Auto/Equipment..................  0.4
                 Transport-Air Freight..................  0.4
                 Printing-Commercial....................  0.4
                 Building & Construction Products-Misc..  0.4
                 Physicians Practice Management.........  0.4
                 Finance-Auto Loans.....................  0.4
                 Funeral Services & Related Items.......  0.4
                 Firearms & Ammunition..................  0.4
                 Independent Power Producers............  0.4
                 Seismic Data Collection................  0.4
                 Television.............................  0.3
                 Building Products-Cement...............  0.3
                 Finance-Investment Banker/Broker.......  0.3
                 Containers-Paper/Plastic...............  0.3
                 Broadcast Services/Program.............  0.3
                 Containers-Metal/Glass.................  0.3
                 Oil-Field Services.....................  0.3
                 Real Estate Investment Trusts..........  0.3
                 Chemicals-Diversified..................  0.3
                 Auto/Truck Parts & Equipment-Original..  0.3


               Retail-Toy Stores............................ 0.3%
               Medical-Biomedical/Gene...................... 0.3
               Food-Retail.................................. 0.3
               Transport-Marine............................. 0.3
               Import/Export................................ 0.2
               Music........................................ 0.2
               Electronic Components-Misc................... 0.2
               Aerospace/Defense............................ 0.2
               Multimedia................................... 0.2
               Hotels/Motels................................ 0.2
               Retail-Drug Store............................ 0.2
               Real Estate Operations & Development......... 0.2
               Retail-Petroleum Products.................... 0.2
               Decision Support Software.................... 0.2
               Distribution/Wholesale....................... 0.2
               Auto/Truck Parts & Equipment-Replacement..... 0.2
               Gambling (Non-Hotel)......................... 0.2
               Chemicals-Specialty.......................... 0.2
               Food-Misc.................................... 0.2
               Retail-Apparel/Shoe.......................... 0.2
               Auto-Heavy Duty Trucks....................... 0.2
               Consulting Services.......................... 0.2
               Hazardous Waste Disposal..................... 0.2
               Forestry..................................... 0.2
               Rubber-Tires................................. 0.2
               Photo Equipment & Supplies................... 0.2
               Commercial Services.......................... 0.2
               Real Estate Management/Services.............. 0.2
               Cosmetics & Toiletries....................... 0.2
               Transport-Services........................... 0.2
               Private Corrections.......................... 0.2
               Medical-Outpatient/Home Medical.............. 0.2
               Direct Marketing............................. 0.2
               Data Processing/Management................... 0.2
               Transport-Equipment & Leasing................ 0.2
               Enterprise Software/Service.................. 0.2
               Beverages-Wine/Spirits....................... 0.2
               Diversified Operations....................... 0.2
               Consumer Products-Misc....................... 0.2
               Wireless Equipment........................... 0.2
               Medical Instruments.......................... 0.2
               Marine Services.............................. 0.2
               Home Furnishings............................. 0.1
               Gas-Distribution............................. 0.1
               Warehousing & Harbor Transportation Services. 0.1
               Transport-Rail............................... 0.1
               Metal-Copper................................. 0.1
               Electric-Distribution........................ 0.1
               United States Treasury Notes................. 0.1
               Research & Development....................... 0.1
               Web Hosting/Design........................... 0.1
               Applications Software........................ 0.1
               Publishing-Newspapers........................ 0.1
               Theaters..................................... 0.1
               Mining Services.............................. 0.1
               Finance-Mortgage Loan/Banker................. 0.1
               Municipal Bonds & Notes...................... 0.1
               Banks-Fiduciary.............................. 0.1
               Storage/Warehousing.......................... 0.1
               Finance-Commercial........................... 0.1
               Building-Heavy Construction.................. 0.1

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)

INDUSTRY ALLOCATION* (CONTINUED)

                      Insurance-Reinsurance........  0.1%
                      Retail-Arts & Crafts.........  0.1
                      Retail-Restaurants...........  0.1
                      Banks-Money Center...........  0.1
                      Wire & Cable Products........  0.1
                      Metal-Diversified............  0.1
                      Casino Services..............  0.1
                      Circuit Boards...............  0.1
                      Computers-Memory Devices.....  0.1
                      Advertising Services.........  0.1
                      Metal-Aluminum...............  0.1
                      Finance-Consumer Loans.......  0.1
                      Diamonds/Precious Stones.....  0.1
                      Publishing-Books.............  0.1
                      Radio........................  0.1
                      Oil Refining & Marketing.....  0.1
                      Medical Information Systems..  0.1
                      Medical-HMO..................  0.1
                      Building Products-Wood.......  0.1
                      Computers-Integrated Systems.  0.1
                      Pharmacy Services............  0.1
                      Publishing-Periodicals.......  0.1
                                                    ----
                                                    99.9%
                                                    ====

CREDIT QUALITY+#

                         Government -- Treasury.   0.7%
                         Government -- Agency...  11.9
                         AAA....................   8.0
                         AA.....................   3.1
                         A......................   6.7
                         BBB....................  19.0
                         BB.....................  21.6
                         B......................  19.8
                         CCC....................   5.2
                         CC.....................   0.5
                         C......................   0.3
                         Below C................   0.1
                         Not Rated@.............   3.1
                                                 -----
                                                 100.0%
                                                 =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poors
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating or the rating is unavailable from the data source.
COUNTRY ALLOCATION*

                          United States........ 62.6%
                          Brazil...............  4.7
                          Mexico...............  4.0
                          Canada...............  3.6
                          Russia...............  3.0
                          Turkey...............  2.3
                          Norway...............  2.0
                          Sweden...............  1.8
                          Japan................  1.5
                          Indonesia............  1.3
                          Venezuela............  1.4
                          Philippines..........  1.3
                          Australia............  1.3
                          Italy................  1.1
                          Cayman Islands.......  1.1
                          Bermuda..............  1.0
                          Colombia.............  0.7
                          Peru.................  0.8
                          Netherlands..........  0.7
                          United Kingdom.......  0.5
                          Luxembourg...........  0.6
                          France...............  0.5
                          Uruguay..............  0.3
                          Argentina............  0.2
                          Georgia..............  0.2
                          South Africa.........  0.2
                          Germany..............  0.2
                          United Arab Emirates.  0.1
                          Qatar................  0.2
                          Trinidad and Tobago..  0.1
                          New Zealand..........  0.2
                          Bahrain..............  0.1
                          Kazakhstan...........  0.1
                          Austria..............  0.1
                          Marshall Islands.....  0.1
                                                ----
                                                99.9%
                                                ====

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010



                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      ------------------------------------------------------------------
      ASSET BACKED SECURITIES -- 2.2%
      DIVERSIFIED FINANCIAL SERVICES -- 2.2%
        Bear Stearns Commercial Mtg.
         Securities, Inc.
         Series 2007-PW15, Class A2
         5.21% due 02/11/44(3).................... $  825,000 $   844,546
        Bear Stearns Commercial Mtg.
         Securities, Inc.
         Series 2007-PW17, Class AM
         5.92% due 06/11/50(2)(3).................  2,000,000   1,691,787
        Carrington Mtg. Loan Trust
         Series 2006-NC3, Class A2
         0.35% due 08/25/36(4)....................  2,611,738   2,083,396
        Commercial Mtg.
         Pass Through Certs.
         Series 2006-CN2A, Class A2FL
         0.45% due 02/05/19*(3)(4)................  1,575,000   1,451,124
        Commercial Mtg.
         Pass Through Certs.,
         Series 2004-LB4A, Class A3,
         4.41% due 10/15/37(3)....................  1,500,000   1,530,615
        Deutsche ALT-A Securities, Inc.,
         Series 2006-AB2, Class A5A,
         6.09% due 06/25/36(1)....................    575,314     289,245
        Indymac Residential Asset Backed Trust
         Series 2006-C, Class 3A2
         0.34% due 08/25/36(4)....................  2,193,966   2,105,203
        JP Morgan Chase Commercial Mtg.
         Securities Corp.
         Series 2006-LDP9, Class AM
         5.37% due 05/15/47(3)....................    413,000     312,114
        LB-UBS Commercial Mtg. Trust
         Series 2007-C2, Class A3
         5.43% due 02/15/40(3)....................    800,000     769,867
        Morgan Stanley Capital I
         Series 2007-IQ14, Class A4
         5.69% due 04/15/49(2)(3).................  1,500,000   1,375,650
        Wells Fargo Mtg. Backed Securities Trust
         Series 2006-AR12, Class 2A1
         6.07% due 09/25/36(1)(2).................    468,925     395,766
                                                              -----------
      TOTAL ASSET BACKED SECURITIES
         (cost $13,248,056).......................             12,849,313
                                                              -----------
      CONVERTIBLE BONDS & NOTES -- 0.0%
      TELECOM SERVICES -- 0.0%
        ICO North America, Inc.
         Notes
         7.50% due 08/15/09+(5)(6)(7)(8)(9)(10)
         (cost $312,925)..........................    297,000     207,900
                                                              -----------
      U.S. CORPORATE BONDS & NOTES -- 43.8%
      ADVERTISING SERVICES -- 0.1%
        Visant Holding Corp.
         Senior Notes
         10.25% due 12/01/13(11)..................    458,000     471,740
                                                              -----------
      AEROSPACE/DEFENSE -- 0.2%
        Meccanica Holdings USA
         Company Guar. Notes
         6.25% due 01/15/40*......................    205,000     200,987


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      AEROSPACE/DEFENSE (CONTINUED)
        Spirit Aerosystems, Inc.
         Company Guar. Notes
         7.50% due 10/01/17*........................ $1,125,000 $1,153,125
                                                                ----------
                                                                 1,354,112
                                                                ----------
      AGRICULTURAL CHEMICALS -- 0.0%
        Incitec Pivot Finance LLC
         Company Guar. Notes
         6.00% due 12/10/19*........................     51,000     51,543
        Terra Capital, Inc.
         Company Guar. Notes
         7.75% due 11/01/19.........................     76,000     91,770
                                                                ----------
                                                                   143,313
                                                                ----------
      AIRLINES -- 0.6%
        Continental Airlines, Inc.
         Pass Through Certs.
         Series 2001-1, Class A-2
         6.50% due 06/15/11.........................    400,000    409,000
        Continental Airlines, Inc.
         Pass Through Certs.
         Series 1991, Class A
         6.55% due 02/02/19.........................    403,579    411,651
        Delta Air Lines, Inc.
         Pass Through Certs.
         6.82% due 02/10/24.........................  1,264,046  1,264,046
        Delta Air Lines, Inc.
         Senior Sec. Notes
         9.50% due 09/15/14*........................    700,000    735,875
        United AirLines, Inc.
         Pass Through Certs.
         Series 2009-2, Class A
         9.75% due 01/15/17.........................    825,000    895,125
                                                                ----------
                                                                 3,715,697
                                                                ----------
      APPLICATIONS SOFTWARE -- 0.1%
        SS&C Technologies, Inc.
         Company Guar. Notes
         11.75% due 12/01/13........................    730,000    774,713
                                                                ----------
      AUTO-HEAVY DUTY TRUCKS -- 0.2%
        Navistar International Corp.
         Senior Notes
         8.25% due 11/01/21.........................  1,100,000  1,122,000
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.3%
        ArvinMeritor, Inc.
         Senior Notes
         8.13% due 09/15/15.........................    750,000    723,750
        Lear Corp. Company
         Company Guar. Notes
         7.88% due 03/15/18.........................    500,000    505,625
        Lear Corp. Company
         Company Guar. Notes
         8.13% due 03/15/20.........................    475,000    482,719
                                                                ----------
                                                                 1,712,094
                                                                ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)



                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
    -----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 0.2%
      Allison Transmission
       Senior Notes
       11.00% due 11/01/15*.......................... $1,150,000 $1,224,750
      Exide Corp.
       Notes
       10.00% due 03/15/25+(5)(6)....................    225,000          0
                                                                 ----------
                                                                  1,224,750
                                                                 ----------
    BANKS-COMMERCIAL -- 0.1%
      BB&T Corp.
       Sub. Notes
       0.55% due 05/23/17(4).........................    280,000    255,091
      KeyBank NA
       Sub. Notes
       7.41% due 10/15/27............................    128,000    130,961
      Wachovia Bank NA
       Sub. Notes
       6.00% due 11/15/17............................    412,000    446,564
                                                                 ----------
                                                                    832,616
                                                                 ----------
    BANKS-FIDUCIARY -- 0.1%
      State Street Capital Trust IV
       Company Guar. Notes
       1.26% due 06/15/37(4).........................    919,000    689,379
                                                                 ----------
    BANKS-SUPER REGIONAL -- 1.6%
      BAC Capital Trust XIII
       Bank Guar. Notes
       0.66% due 03/15/12(4)(12).....................  1,070,000    734,398
      BAC Capital Trust XV
       Bank Guar. Notes
       1.05% due 06/01/56(4).........................    250,000    169,283
      Banc One Corp.
       Sub. Debentures
       8.00% due 04/29/27............................    135,000    157,531
      Fifth Third Capital Trust IV
       Bank Guar. Notes
       6.50% due 04/15/17(4).........................  1,595,000  1,343,787
      JPMorgan Chase Bank NA
       Sub. Notes
       5.88% due 06/13/16............................  1,064,000  1,144,670
      JPMorgan Chase Bank NA
       Sub. Notes
       6.00% due 10/01/17............................    195,000    207,902
      National City Corp.
       Senior Notes
       4.90% due 01/15/15............................    165,000    172,353
      PNC Preferred Funding Trust II
       Jr. Sub. Bonds
       6.11% due 03/15/12*(4)(12)....................    390,000    307,083
      SunTrust Banks, Inc.
       Senior Notes
       6.00% due 09/11/17............................    205,000    207,646
      USB Capital IX
       Company Guar. Notes
       6.19% due 04/15/11(4)(12).....................    685,000    585,675


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     BANKS-SUPER REGIONAL (CONTINUED)
       Wachovia Capital Trust III
        Bank Guar. Notes
        5.80% due 03/15/11(4)(12)................... $4,475,000 $3,792,562
       Wachovia Corp.
        Sub. Notes
        5.63% due 10/15/16..........................    200,000    210,769
       Wells Fargo & Co.
        Jr. Sub. Notes
        7.98% due 03/15/12(4).......................    235,000    245,575
       Wells Fargo Bank NA
        Sub. Notes
        5.75% due 05/16/16..........................    421,000    454,337
                                                                ----------
                                                                 9,733,571
                                                                ----------
     BEVERAGES-WINE/SPIRITS -- 0.2%
       Constellation Brands, Inc.
        Company Guar. Notes
        7.25% due 05/15/17..........................    950,000    973,750
                                                                ----------
     BROADCAST SERVICES/PROGRAM -- 0.3%
       Clear Channel Communications, Inc.
        Company Guar. Notes
        10.75% due 08/01/16.........................    725,000    567,313
       Fisher Communications, Inc.
        Senior Notes
        8.63% due 09/15/14..........................    865,000    849,862
       Nexstar Broadcasting, Inc.
        Company Guar. Notes
        0.50% due 01/15/14*(13).....................    401,986    317,569
       Nexstar Broadcasting, Inc.
        Company Guar. Notes
        7.00% due 01/15/14..........................    133,000    107,730
                                                                ----------
                                                                 1,842,474
                                                                ----------
     BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.2%
       Interline Brands, Inc.
        Senior Sub. Notes
        8.13% due 06/15/14..........................    752,000    774,560
       Owens Corning
        Company Guar. Notes
        6.50% due 12/01/16..........................    214,000    226,357
                                                                ----------
                                                                 1,000,917
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.2%
       Cemex Finance LLC
        Senior Sec. Notes
        9.50% due 12/14/16*.........................  1,425,000  1,474,875
                                                                ----------
     BUILDING PRODUCTS-WOOD -- 0.1%
       Masco Corp.
        Senior Bonds
        4.80% due 06/15/15..........................    326,000    314,508
                                                                ----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.5%
       Beazer Homes USA, Inc.
        Company Guar. Notes
        8.13% due 06/15/16..........................  1,175,000  1,042,812

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                        PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   -------------------------------------------------------------------------
   U.S. CORPORATE BONDS & NOTES (CONTINUED)
   BUILDING-RESIDENTIAL/COMMERCIAL (CONTINUED)
     KB Home
      Company Guar. Notes
      6.25% due 06/15/15............................... $1,175,000 $1,128,000
     Standard Pacific Corp.
      Company Guar. Notes
      7.00% due 08/15/15...............................    900,000    832,500
                                                                   ----------
                                                                    3,003,312
                                                                   ----------
   CABLE/SATELLITE TV -- 1.6%
     CCH II LLC/CCH II Capital Corp.
      Senior Notes
      13.50% due 11/30/16..............................    963,718  1,158,871
     CCO Holdings LLC/CCO Holdings Capital Corp.
      Senior Notes
      8.75% due 11/15/13...............................  1,526,000  1,564,150
     Charter Communications Operating LLC
      Senior Notes
      10.88% due 09/15/14*.............................     19,000     21,256
     Charter Communications Operating LLC/Charter
      Communications Operating Capital, Inc.
      Senior Notes
      8.38% due 04/30/14*..............................    381,000    391,478
     Comcast Corp.
      Company Guar. Notes
      5.70% due 05/15/18...............................    164,000    173,888
     Comcast Corp.
      Company Guar. Notes
      5.90% due 03/15/16...............................  1,030,000  1,125,160
     COX Communications, Inc.
      Notes
      7.13% due 10/01/12...............................    211,000    235,826
     CSC Holdings, Inc.
      Senior Notes
      8.63% due 02/15/19*..............................  1,025,000  1,122,375
     DirecTV Holdings LLC
      Company Guar. Notes
      6.38% due 06/15/15...............................    390,000    405,112
     DirecTV Holdings LLC/DirecTV Financing Co., Inc.
      Company Guar. Notes
      7.63% due 05/15/16...............................    195,000    218,400
     DISH DBS Corp.
      Company Guar. Notes
      7.75% due 05/31/15...............................  1,287,000  1,344,915
     Echostar DBS Corp.
      Company Guar. Notes
      7.13% due 02/01/16...............................    575,000    585,781
     Time Warner Cable, Inc.
      Company Guar. Notes
      5.85% due 05/01/17...............................    618,000    661,724
     Time Warner Cos., Inc.
      Company Guar. Notes
      6.95% due 01/15/28...............................    409,000    444,627
                                                                   ----------
                                                                    9,453,563
                                                                   ----------

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    ----------------------------------------------------------------------
    CASINO HOTELS -- 1.1%
      Eldorado Casino Corp. (Shreveport)
       Sec. Bonds
       10.00% due 08/01/12(6)(13).................... $  946,489 $  799,783
      Eldorado Resorts LLC
       Senior Notes
       9.00% due 04/15/14(5)(6)......................    425,000    369,750
      Harrah's Operating Co., Inc.
       Senior Sec. Notes
       11.25% due 06/01/17...........................  1,300,000  1,400,750
      MGM Mirage, Inc.
       Company Guar. Notes
       6.75% due 09/01/12............................  1,175,000  1,110,375
      MGM Mirage, Inc.
       Company Guar. Notes
       6.75% due 04/01/13............................    875,000    791,875
      MGM Mirage, Inc.
       Senior Sec. Notes
       11.13% due 11/15/17*..........................  1,375,000  1,543,438
      Turning Stone Resort Casino Enterprise
       Senior Notes
       9.13% due 09/15/14*...........................    618,000    618,000
                                                                 ----------
                                                                  6,633,971
                                                                 ----------
    CASINO SERVICES -- 0.1%
      FireKeepers Development Authority
       Senior Notes
       13.88% due 05/15/15*..........................    475,000    549,813
                                                                 ----------
    CELLULAR TELECOM -- 0.6%
      Cricket Communications, Inc.
       Company Guar. Notes
       10.00% due 07/15/15...........................  1,225,000  1,274,000
      MetroPCS Wireless, Inc.
       Company Guar. Notes
       9.25% due 11/01/14............................    925,000    945,812
      Nextel Communications, Inc.
       Senior Notes
       7.38% due 08/01/15............................  1,125,000  1,068,750
                                                                 ----------
                                                                  3,288,562
                                                                 ----------
    CHEMICALS-DIVERSIFIED -- 0.3%
      Olin Corp.
       Senior Notes
       8.88% due 08/15/19............................    875,000    949,375
      Solutia, Inc.
       Company Guar. Notes
       7.88% due 03/15/20............................    550,000    556,875
      Union Carbide Corp.
       Senior Notes
       7.75% due 10/01/96............................    250,000    213,981
                                                                 ----------
                                                                  1,720,231
                                                                 ----------
    CHEMICALS-PLASTICS -- 0.2%
      Hexion Finance Escrow LLC/Hexion Escrow Corp.
       Senior Sec. Notes
       8.88% due 02/01/18*...........................  1,225,000  1,206,625
                                                                 ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        CHEMICALS-SPECIALTY -- 0.2%
          Momentive Performance Materials, Inc.
           Company Guar. Notes
           9.75% due 12/01/14.................... $1,208,000 $1,208,000
                                                             ----------
        CIRCUIT BOARDS -- 0.1%
          Viasystems, Inc.
           Senior Sec. Notes
           12.00% due 01/15/15*..................    500,000    541,250
                                                             ----------
        COAL -- 0.5%
          Arch Coal, Inc.
           Senior Notes
           8.75% due 08/01/16*...................  1,225,000  1,295,437
          Consol Energy, Inc.
           Company Guar. Notes
           8.00% due 04/01/17*...................    300,000    308,250
          Consol Energy, Inc.
           Company Guar. Notes
           8.25% due 04/01/20*...................    300,000    308,250
          Drummond Co., Inc.
           Senior Notes
           9.00% due 10/15/14*...................  1,250,000  1,287,500
                                                             ----------
                                                              3,199,437
                                                             ----------
        COMMERCIAL SERVICES -- 0.2%
          Ceridian Corp.
           Senior Notes
           11.25% due 11/15/15...................  1,150,000  1,101,125
                                                             ----------
        COMPUTER SERVICES -- 0.4%
          Affiliated Computer Services, Inc.
           Senior Notes
           5.20% due 06/01/15....................    234,000    241,020
          Compucom Systems, Inc.
           Senior Sub. Notes
           12.50% due 10/01/15*..................  1,095,000  1,160,700
          SunGard Data Systems, Inc.
           Company Guar. Notes
           9.13% due 08/15/13....................  1,020,000  1,045,500
                                                             ----------
                                                              2,447,220
                                                             ----------
        COMPUTERS-INTEGRATED SYSTEMS -- 0.1%
          Brocade Communications Systems, Inc.
           Senior Sec. Notes
           6.63% due 01/15/18*...................    200,000    203,500
          Brocade Communications Systems, Inc.
           Senior Sec. Notes
           6.88% due 01/15/20*...................    100,000    102,000
                                                             ----------
                                                                305,500
                                                             ----------
        CONSULTING SERVICES -- 0.2%
          FTI Consulting, Inc.
           Company Guar. Notes
           7.75% due 10/01/16....................  1,100,000  1,122,000
                                                             ----------
        CONSUMER PRODUCTS-MISC. -- 0.2%
          American Achievement Corp.
           Company Guar. Notes
           8.25% due 04/01/12*...................    971,000    961,290
                                                             ----------

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        CONTAINERS-METAL/GLASS -- 0.3%
          Ball Corp.
           Company Guar. Notes
           6.88% due 12/15/12.................... $  217,000 $  219,170
          Ball Corp.
           Company Guar. Notes
           7.38% due 09/01/19....................  1,100,000  1,159,125
          Owens-Brockway Glass Container, Inc.
           Company Guar. Notes
           8.25% due 05/15/13....................    418,000    423,225
                                                             ----------
                                                              1,801,520
                                                             ----------
        CONTAINERS-PAPER/PLASTIC -- 0.3%
          Berry Plastics Corp.
           Senior Sec. Notes
           8.25% due 11/15/15....................    475,000    480,937
          Berry Plastics Corp.
           Senior Sec. Notes
           8.88% due 09/15/14....................    575,000    563,500
          Graphic Packaging International, Inc.
           Company Guar. Notes
           9.50% due 06/15/17....................    750,000    800,625
                                                             ----------
                                                              1,845,062
                                                             ----------
        COSMETICS & TOILETRIES -- 0.2%
          Revlon Consumer Products Corp.
           Company Guar. Notes
           9.75% due 11/15/15*...................  1,050,000  1,084,125
                                                             ----------
        DATA PROCESSING/MANAGEMENT -- 0.2%
          First Data Corp.
           Company Guar. Notes
           9.88% due 09/24/15....................  1,220,000  1,040,050
                                                             ----------
        DECISION SUPPORT SOFTWARE -- 0.2%
          Vangent, Inc.
           Company Guar. Notes
           9.63% due 02/15/15....................  1,350,000  1,255,500
                                                             ----------
        DIRECT MARKETING -- 0.2%
          Affinity Group, Inc.
           Company Guar. Notes
           9.00% due 02/15/12....................  1,494,000  1,045,800
                                                             ----------
        DISTRIBUTION/WHOLESALE -- 0.2%
          McJunkin Red Man Corp.
           Senior Sec. Notes
           9.50% due 12/15/16*...................  1,200,000  1,225,500
                                                             ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 2.3%
          Bank of America Corp.
           Sub. Notes
           5.42% due 03/15/17....................     13,000     12,847
          Bank of America Corp.
           Sub. Notes
           7.25% due 10/15/25....................    117,000    120,749
          Bank of America Corp.
           Jr. Sub. Notes
           8.00% due 01/30/18(4)(12).............  3,345,000  3,413,004

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      DIVERSIFIED BANKING INSTITUTIONS (CONTINUED)
        Bank of America Corp.
         Jr. Sub. Notes
         8.13% due 05/15/18(4)(12)................. $1,305,000 $ 1,331,531
        Citigroup, Inc.
         Sub. Notes
         5.00% due 09/15/14........................    253,000     252,644
        Citigroup, Inc.
         Senior Notes
         5.50% due 04/11/13........................    414,000     435,023
        Citigroup, Inc.
         Sub. Notes
         5.50% due 02/15/17........................    210,000     207,485
        Citigroup, Inc.
         Senior Notes
         5.85% due 07/02/13........................    622,000     653,648
        Citigroup, Inc.
         Senior Notes
         6.38% due 08/12/14........................    370,000     395,272
        GMAC, Inc.
         Sub. Notes
         8.00% due 12/31/18........................  1,108,000   1,091,380
        GMAC, Inc.
         Company Guar. Notes
         8.00% due 11/01/31........................  2,657,000   2,537,435
        GMAC, Inc.
         Company Guar. Notes
         8.30% due 02/12/15*.......................    600,000     630,000
        JP Morgan Chase & Co.
         Sub. Notes
         4.89% due 09/01/15(4).....................    451,000     453,835
        JP Morgan Chase & Co.
         Notes
         4.95% due 03/25/20........................    278,000     275,627
        Morgan Stanley
         Senior Notes
         6.00% due 04/28/15........................    599,000     641,658
        Morgan Stanley
         Senior Notes
         7.30% due 05/13/19........................    485,000     535,832
        The Goldman Sachs Group, Inc.
         Senior Notes
         5.38% due 03/15/20........................    185,000     183,289
        The Goldman Sachs Group, Inc.
         Senior Notes
         5.45% due 11/01/12........................    195,000     210,795
        The Goldman Sachs Group, Inc.
         Sub. Notes
         5.63% due 01/15/17........................    200,000     204,941
                                                               -----------
                                                                13,586,995
                                                               -----------
      DIVERSIFIED FINANCIAL SERVICES -- 1.1%
        CIT Group Funding Co. of Delaware LLC
         Senior Sec. Notes
         10.25% due 05/01/13.......................    208,928     217,285
        CIT Group Funding Co. of Delaware LLC
         Senior Sec. Notes
         10.25% due 05/01/14.......................    313,393     325,145

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
        CIT Group Funding Co. of Delaware LLC
         Senior Sec. Notes
         10.25% due 05/01/15....................... $  313,393 $  324,362
        CIT Group Funding Co. of Delaware LLC
         Senior Sec. Notes
         10.25% due 05/01/16.......................    522,324    540,605
        CIT Group Funding Co. of Delaware LLC
         Senior Sec. Notes
         10.25% due 05/01/17.......................    731,256    756,850
        Citigroup Capital XXI
         Company Guar. Bonds
         8.30% due 12/21/57(4).....................  2,450,000  2,480,625
        General Electric Capital Corp.
         Senior Notes
         2.80% due 01/08/13........................    410,000    414,952
        General Electric Capital Corp.
         Senior Notes
         5.88% due 01/14/38........................    504,000    479,178
        General Electric Capital Corp.
         Senior Notes
         6.15% due 08/07/37........................    881,000    861,535
        General Electric Capital Corp.
         Senior Notes
         6.75% due 03/15/32........................    279,000    295,176
                                                               ----------
                                                                6,695,713
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.4%
        General Electric Co.
         Senior Notes
         5.25% due 12/06/17........................    190,000    199,281
        Harland Clarke Holdings Corp.
         Notes
         9.50% due 05/15/15........................  1,586,000  1,486,875
        SPX Corp.
         Senior Notes
         7.63% due 12/15/14........................    725,000    758,531
                                                               ----------
                                                                2,444,687
                                                               ----------
      ELECTRIC-DISTRIBUTION -- 0.0%
        The Narragansett Electric Co.
         Senior Notes
         5.64% due 03/15/40*.......................    200,000    193,841
                                                               ----------
      ELECTRIC-GENERATION -- 1.0%
        Allegheny Energy Supply Co., LLC
         Senior Notes
         6.75% due 10/15/39*.......................    567,000    556,532
        Edison Mission Energy
         Senior Notes
         7.00% due 05/15/17........................    650,000    453,375
        Edison Mission Energy
         Senior Notes
         7.63% due 05/15/27........................    950,000    608,000
        Homer City Funding LLC
         Senior Notes
         8.14% due 10/01/19........................    453,330    444,263
        Midwest Generation LLC
         Pass Thru Certs.,
         Series B
         8.56% due 01/02/16........................    437,919    448,341

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    -----------------------------------------------------------------------
    U.S. CORPORATE BONDS & NOTES (CONTINUED)
    ELECTRIC-GENERATION (CONTINUED)
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs.,
       Series B
       9.24% due 07/02/17............................. $  513,325 $  549,258
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs.,
       Series C
       9.68% due 07/02/26.............................    575,000    611,656
      Sithe/Independence Funding Corp.
       Senior Notes
       9.00% due 12/30/13.............................    615,402    635,612
      The AES Corp.
       Senior Notes
       8.00% due 10/15/17.............................  1,120,000  1,136,800
      The AES Corp.
       Senior Notes
       8.00% due 06/01/20.............................    550,000    547,938
                                                                  ----------
                                                                   5,991,775
                                                                  ----------
    ELECTRIC-INTEGRATED -- 1.2%
      Ameren Energy Generating Co.
       Senior Notes
       6.30% due 04/01/20.............................    308,000    309,513
      CenterPoint Energy Houston Electric LLC
       General Refunding Mtg.
       7.00% due 03/01/14.............................    415,000    471,431
      CMS Energy Corp.
       Senior Notes
       6.25% due 02/01/20.............................    450,000    443,250
      Dominion Resources, Inc.
       Senior Notes
       5.25% due 08/01/33.............................    525,000    555,104
      Dominion Resources, Inc.
       Senior Notes
       7.00% due 06/15/38.............................    202,000    230,280
      Entergy Texas, Inc.
       1st Mtg. Notes
       7.13% due 02/01/19.............................     55,000     61,679
      Exelon Generation Co. LLC
       Senior Notes
       6.25% due 10/01/39.............................    202,000    204,262
      Mirant Americas Generation LLC
       Senior Notes
       8.50% due 10/01/21.............................  1,380,000  1,297,200
      Mirant Mid-Atlantic LLC
       Pass Through Certs.,
       Series B
       9.13% due 06/30/17.............................    463,365    492,326
      Pepco Holdings, Inc.
       Senior Notes
       6.45% due 08/15/12.............................    940,000  1,007,179
      Southern California Edison Co.
       1st Mtg. Bonds
       Series 04-G
       5.75% due 04/01/35.............................     80,000     81,419
      Southern Energy, Inc.
       Notes
       7.90% due 07/15/09+(5)(6)......................  1,550,000          0

                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     ELECTRIC-INTEGRATED (CONTINUED)
       Texas Competitive Electric Holdings Co., LLC
        Company Guar. Notes,
        Series A
        10.25% due 11/01/15.......................... $2,215,000 $1,539,425
       Texas Competitive Electric Holdings Co., LLC
        Company Guar. Notes
        10.50% due 11/01/16(7).......................    787,134    539,187
       Trans-Allegheny Interstate Line Co.
        Senior Notes
        4.00% due 01/15/15*..........................    200,000    200,241
                                                                 ----------
                                                                  7,432,496
                                                                 ----------
     ELECTRONIC COMPONENTS-MISC. -- 0.2%
       Jabil Circuit, Inc.
        Senior Notes
        7.75% due 07/15/16...........................  1,050,000  1,105,125
                                                                 ----------
     ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.4%
       Amkor Technology, Inc.
        Senior Notes
        9.25% due 06/01/16...........................  1,150,000  1,213,250
       Freescale Semiconductor, Inc.
        Senior Sec. Notes
        10.13% due 03/15/18*.........................    600,000    642,000
       National Semiconductor Corp.
        Senior Notes
        3.95% due 04/15/15...........................    243,000    240,691
       National Semiconductor Corp.
        Senior Notes
        6.15% due 06/15/12...........................    184,000    198,975
       National Semiconductor Corp.
        Senior Notes
        6.60% due 06/15/17...........................    298,000    323,548
                                                                 ----------
                                                                  2,618,464
                                                                 ----------
     ELECTRONIC MEASUREMENT INSTRUMENTS -- 0.0%
       Agilent Technologies, Inc.
        Senior Notes
        5.50% due 09/14/15...........................    247,000    264,774
                                                                 ----------
     ENTERPRISE SOFTWARE/SERVICE -- 0.2%
       JDA Software Group, Inc.
        Senior Notes
        8.00% due 12/15/14*..........................    950,000    988,000
                                                                 ----------
     FINANCE-AUTO LOANS -- 0.4%
       Ford Motor Credit Co. LLC
        Senior Notes
        7.50% due 08/01/12...........................  2,125,000  2,200,397
                                                                 ----------
     FINANCE-COMMERCIAL -- 0.1%
       Textron Financial Corp.
        Senior Notes
        5.40% due 04/28/13...........................    640,000    657,588
                                                                 ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      FINANCE-CONSUMER LOANS -- 0.1%
        SLM Corp.
         Senior Notes
         5.13% due 08/27/12......................... $  236,000 $  234,502
        SLM Corp.
         Senior Notes
         8.00% due 03/25/20.........................    210,000    204,489
                                                                ----------
                                                                   438,991
                                                                ----------
      FINANCE-INVESTMENT BANKER/BROKER -- 0.2%
        JPMorgan Chase Capital XXIII, Ltd.
         Company Guar. Bonds
         1.25% due 05/15/77(4)......................    105,000     78,800
        Lehman Brothers Holdings Capital Trust VII
         Company Guar. Notes
         5.86% due 05/31/12+(8)(12)(14).............    222,000        555
        Lehman Brothers Holdings, Inc.
         Sub. Notes
         6.75% due 12/28/17+(8)(14).................    280,000        700
        Lehman Brothers Holdings, Inc.
         Sub. Notes
         7.50% due 05/11/38+(8)(14).................    361,000        902
        Merrill Lynch & Co., Inc.
         Sub. Notes
         6.05% due 05/16/16.........................    690,000    703,560
        TD Ameritrade Holding Corp.
         Company Guar. Notes
         2.95% due 12/01/12.........................    685,000    691,175
                                                                ----------
                                                                 1,475,692
                                                                ----------
      FINANCE-MORTGAGE LOAN/BANKER -- 0.1%
        Countrywide Financial Corp.
         Sub. Notes
         6.25% due 05/15/16.........................    420,000    431,211
                                                                ----------
      FINANCE-OTHER SERVICES -- 0.0%
        Nationstar Mtg./Nationstar Capital Corp.
         Senior Notes
         10.88% due 04/01/15*.......................    225,000    217,125
                                                                ----------
      FIREARMS & AMMUNITION -- 0.4%
        FGI Holding Co., Inc.
         Senior Notes
         11.25% due 10/01/15*(7)....................  1,050,000  1,029,000
        Freedom Group, Inc.
         Senior Sec. Notes
         10.25% due 08/01/15*.......................  1,075,000  1,136,812
                                                                ----------
                                                                 2,165,812
                                                                ----------
      FOOD-MEAT PRODUCTS -- 0.2%
        Smithfield Foods, Inc.
         Senior Sec. Notes
         10.00% due 07/15/14*.......................  1,075,000  1,198,625
                                                                ----------
      FOOD-MISC. -- 0.2%
        Kraft Foods, Inc.
         Senior Notes
         6.50% due 02/09/40.........................    531,000    550,265

                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        FOOD-MISC. (CONTINUED)
          Kraft Foods, Inc.
           Senior Notes
           6.75% due 02/19/14.................... $  416,000 $  467,783
                                                             ----------
                                                              1,018,048
                                                             ----------
        FOOD-RETAIL -- 0.3%
          Ahold Finance USA LLC
           Company Guar. Notes
           6.88% due 05/01/29....................    450,000    490,035
          Ingles Markets, Inc.
           Senior Notes
           8.88% due 05/15/17....................    700,000    731,500
          SUPERVALU, Inc.
           Senior Notes
           8.00% due 05/01/16....................    350,000    353,500
                                                             ----------
                                                              1,575,035
                                                             ----------
        FORESTRY -- 0.2%
          Weyerhaeuser Co.
           Senior Notes
           7.38% due 03/15/32....................  1,150,000  1,108,327
                                                             ----------
        FUNERAL SERVICES & RELATED ITEMS -- 0.4%
          Carriage Services, Inc.
           Senior Notes
           7.88% due 01/15/15....................  1,200,000  1,155,000
          Service Corp. International
           Senior Notes
           8.00% due 11/15/21....................  1,000,000  1,012,500
                                                             ----------
                                                              2,167,500
                                                             ----------
        GAMBLING (NON-HOTEL) -- 0.2%
          Downstream Development Authority
           Senior Sec. Notes
           12.00% due 10/15/15*..................    650,000    591,500
          Waterford Gaming LLC
           Senior Notes
           8.63% due 09/15/14*...................  1,076,000    586,420
                                                             ----------
                                                              1,177,920
                                                             ----------
        GAS-DISTRIBUTION -- 0.1%
          MXEnergy Holdings, Inc.
           Senior Sec. Notes
           13.25% due 08/01/14*(5)(6)............    277,000    210,520
          Sempra Energy
           Senior Notes
           6.50% due 06/01/16....................    318,000    355,265
                                                             ----------
                                                                565,785
                                                             ----------
        GAS-TRANSPORTATION -- 0.5%
          Sabine Pass LNG LP
           Senior Notes
           7.25% due 11/30/13....................    605,000    568,700
          Sabine Pass LNG LP
           Senior Sec. Notes
           7.50% due 11/30/16....................  2,690,000  2,373,925
                                                             ----------
                                                              2,942,625
                                                             ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      ------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      HAZARDOUS WASTE DISPOSAL -- 0.2%
        Clean Harbors, Inc.
         Senior Sec. Notes
         7.63% due 08/15/16........................ $1,100,000 $1,116,500
                                                               ----------
      HOME FURNISHINGS -- 0.1%
        Norcraft Cos., LP/Norcraft Finance Corp.
         Senior Sec. Notes
         10.50% due 12/15/15*......................    850,000    896,750
                                                               ----------
      HOTEL/MOTELS -- 0.2%
        Starwood Hotels & Resorts Worldwide, Inc.
         Senior Notes
         6.75% due 05/15/18........................  1,100,000  1,102,750
                                                               ----------
      HUMAN RESOURCES -- 0.0%
        Team Health, Inc.
         Company Guar. Notes
         11.25% due 12/01/13.......................    223,000    233,035
                                                               ----------
      INDEPENDENT POWER PRODUCERS -- 0.4%
        Calpine Corp.
         Notes
         8.75% due 07/15/13+(5)(6).................  4,203,000          0
        NRG Energy, Inc.
         Company Guar. Notes
         7.38% due 02/01/16........................  1,535,000  1,523,487
        RRI Energy, Inc.
         Senior Notes
         7.88% due 12/31/17........................    645,000    578,888
                                                               ----------
                                                                2,102,375
                                                               ----------
      INSURANCE-LIFE/HEALTH -- 0.5%
        Jefferson-Pilot Corp.
         Senior Notes
         4.75% due 01/30/14........................    227,000    232,286
        Lincoln National Corp.
         Bonds
         7.00% due 05/17/16(4).....................  2,600,000  2,366,000
        Nationwide Financial Services, Inc.
         Senior Notes
         5.90% due 07/01/12........................    284,000    297,602
        Principal Life Income Funding Trusts
         Senior Sec. Notes
         0.43% due 11/08/13(4).....................    323,000    308,689
                                                               ----------
                                                                3,204,577
                                                               ----------
      INSURANCE-MULTI-LINE -- 0.3%
        Genworth Financial, Inc.
         Senior Notes
         4.95% due 10/01/15........................    234,000    227,207
        Genworth Financial, Inc.
         Senior Notes
         8.63% due 12/15/16........................    215,000    234,621
        Hartford Financial Services Group, Inc.
         Senior Notes
         4.00% due 03/30/15........................    185,000    183,272
        MetLife, Inc.
         Senior Notes
         6.75% due 06/01/16........................    230,000    257,750
        Metropolitan Life Global Funding I
         Notes
         2.88% due 09/17/12*.......................    460,000    465,870

                                                PRINCIPAL    VALUE
                  SECURITY DESCRIPTION          AMOUNT**    (NOTE 2)
           ----------------------------------------------------------
           INSURANCE-MULTI-LINE (CONTINUED)
             Nationwide Mutual Insurance Co.
              Notes
              9.38% due 08/15/39*.............. $  346,000 $  394,244
                                                           ----------
                                                            1,762,964
                                                           ----------
           INSURANCE-MUTUAL -- 0.6%
             Liberty Mutual Group, Inc.
              Notes
              5.75% due 03/15/14*..............    195,000    204,108
             Liberty Mutual Group, Inc.
              Notes
              6.50% due 03/15/35*..............    274,000    238,581
             Liberty Mutual Group, Inc.
              Company Guar. Notes
              7.80% due 03/15/37*..............    727,000    643,395
             Liberty Mutual Group, Inc.
              Company Guar. Bonds
              10.75% due 06/15/58*(4)..........  2,015,000  2,256,800
                                                           ----------
                                                            3,342,884
                                                           ----------
           INSURANCE-REINSURANCE -- 0.0%
             Axis Specialty Finance LLC
              Company Guar. Notes
              5.88% due 06/01/20...............    259,000    255,579
                                                           ----------
           MEDICAL INFORMATION SYSTEMS -- 0.1%
             Spheris, Inc.
              Senior Sub. Notes
              11.00% due 12/15/12+(14).........  2,400,000    348,000
                                                           ----------
           MEDICAL INSTRUMENTS -- 0.2%
             Accellent, Inc.
              Senior Sec. Notes
              8.38% due 02/01/17*..............    425,000    431,375
             Boston Scientific Corp.
              Senior Notes
              5.50% due 11/15/15...............    251,000    255,148
             Boston Scientific Corp.
              Senior Notes
              6.00% due 01/15/20...............    247,000    233,339
                                                           ----------
                                                              919,862
                                                           ----------
           MEDICAL PRODUCTS -- 0.0%
             CareFusion Corp.
              Senior Notes
              4.13% due 08/01/12...............    240,000    250,319
                                                           ----------
           MEDICAL-BIOMEDICAL/GENE -- 0.3%
             Amgen, Inc.
              Senior Notes
              5.75% due 03/15/40...............    280,000    277,222
             Amgen, Inc.
              Senior Notes
              5.85% due 06/01/17...............    450,000    499,045
             Bio-Rad Laboratories, Inc.
              Senior Sub. Notes
              8.00% due 09/15/16...............    350,000    372,750
             Life Technologies Corp.
              Senior Notes
              3.38% due 03/01/13...............    440,000    442,431
                                                           ----------
                                                            1,591,448
                                                           ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        MEDICAL-DRUGS -- 0.4%
          Axcan Intermediate Holdings, Inc.
           Senior Notes
           9.25% due 03/01/15.................... $  500,000 $  540,000
          Valeant Pharmaceuticals International
           Senior Notes
           8.38% due 06/15/16*...................  1,575,000  1,645,875
                                                             ----------
                                                              2,185,875
                                                             ----------
        MEDICAL-GENERIC DRUGS -- 0.0%
          Watson Pharmaceuticals, Inc.
           Senior Notes
           6.13% due 08/15/19....................    264,000    277,499
                                                             ----------
        MEDICAL-HMO -- 0.1%
          UnitedHealth Group, Inc.
           Senior Notes
           5.25% due 03/15/11....................    325,000    337,482
                                                             ----------
        MEDICAL-HOSPITALS -- 1.3%
          Community Health Systems, Inc.
           Company Guar. Notes
           8.88% due 07/15/15....................  2,225,000  2,302,875
          HCA, Inc.
           Senior Notes
           7.50% due 11/15/95....................  2,700,000  2,119,500
          HCA, Inc.
           Senior Notes
           8.50% due 04/15/19*...................  3,025,000  3,253,766
                                                             ----------
                                                              7,676,141
                                                             ----------
        MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.2%
          Select Medical Corp.
           Senior Sub. Notes
           7.63% due 02/01/15....................  1,120,000  1,066,800
                                                             ----------
        METAL-ALUMINUM -- 0.1%
          Alcoa, Inc.
           Bonds
           5.90% due 02/01/27....................    255,000    225,886
          Alcoa, Inc.
           Senior Notes
           5.95% due 02/01/37....................    282,000    231,220
                                                             ----------
                                                                457,106
                                                             ----------
        METAL-COPPER -- 0.1%
          Freeport-McMoRan Copper & Gold, Inc.
           Senior Notes
           8.25% due 04/01/15....................    550,000    598,812
          Freeport-McMoRan Copper & Gold, Inc.
           Senior Notes
           8.38% due 04/01/17....................    213,000    236,963
                                                             ----------
                                                                835,775
                                                             ----------
        MINING SERVICES -- 0.1%
          Noranda Aluminum Acquisition Corp.
           Company Guar. Notes
           4.52% due 11/15/14(4)(7)..............    912,213    725,209
                                                             ----------

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     MULTIMEDIA -- 0.1%
       Haights Cross Operating Co.
        Company Guar. Bond
        11.75% due 03/15/14(4)(5)(6)................ $  461,095 $  449,568
       Time Warner Entertainment Co. LP
        Senior Notes
        8.38% due 07/15/33..........................    250,000    301,101
                                                                ----------
                                                                   750,669
                                                                ----------
     MUSIC -- 0.2%
       WMG Acquisition Corp.
        Senior Notes
        9.50% due 06/15/16*.........................  1,300,000  1,389,375
                                                                ----------
     NON-FERROUS METALS -- 0.0%
       Renco Metals, Inc.
        Bonds
        11.50% due 07/01/03+(5)(6)(10)(15)..........    500,000          0
                                                                ----------
     NON-HAZARDOUS WASTE DISPOSAL -- 0.5%
       Allied Waste North America, Inc.
        Company Guar. Notes
        7.13% due 05/15/16..........................    673,000    731,046
       Casella Waste Systems, Inc.
        Senior Sec. Notes
        11.00% due 07/15/14*........................    700,000    750,750
       Waste Management, Inc.
        Company Guar. Notes
        6.13% due 11/30/39..........................    229,000    227,270
       Waste Management, Inc.
        Company Guar. Notes
        6.38% due 11/15/12..........................    270,000    299,163
       Waste Services, Inc.
        Senior Sub. Notes
        9.50% due 04/15/14*.........................  1,125,000  1,158,750
                                                                ----------
                                                                 3,166,979
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 1.9%
       Atlas Energy Operating Co. LLC/
        Atlas Energy Finance Corp.
        Company Guar. Notes
        10.75% due 02/01/18.........................  1,150,000  1,265,000
       Belden & Blake Corp.
        Company Guar. Notes
        8.75% due 07/15/12..........................    150,000    140,250
       Brigham Exploration Co.
        Company Guar. Notes
        9.63% due 05/01/14..........................  1,020,000  1,040,400
       Chaparral Energy, Inc.
        Company Guar. Notes
        8.50% due 12/01/15..........................  1,370,000  1,250,125
       Chesapeake Energy Corp.
        Senior Notes
        6.63% due 01/15/16..........................  1,450,000  1,421,000
       Chesapeake Energy Corp.
        Senior Notes
        7.25% due 12/15/18..........................    425,000    425,000
       Denbury Resources, Inc.
        Company Guar. Notes
        9.75% due 03/01/16..........................    225,000    247,500

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                    PRINCIPAL   VALUE
                 SECURITY DESCRIPTION               AMOUNT**   (NOTE 2)
      ------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      OIL COMPANIES-EXPLORATION & PRODUCTION (CONTINUED)
        Encore Acquisition Co.
         Senior Notes
         9.50% due 05/01/16........................ $720,000  $   778,500
        Hilcorp Energy I LP
         Senior Notes
         7.75% due 11/01/15*.......................  430,000      424,625
        Kerr-McGee Corp.
         Company Guar. Notes
         6.95% due 07/01/24........................  564,000      627,369
        Linn Energy LLC/Linn Energy Finance Corp.
         Senior Notes
         8.63% due 04/15/20*.......................  750,000      750,937
        Plains Exploration & Production Co.
         Company Guar. Notes
         7.63% due 04/01/20........................  200,000      198,000
        Plains Exploration & Production Co.
         Company Guar. Notes
         10.00% due 03/01/16.......................  600,000      663,000
        Quicksilver Resources, Inc.
         Senior Notes
         8.25% due 08/01/15........................  550,000      561,000
        Quicksilver Resources, Inc.
         Senior Notes
         9.13% due 08/15/19........................  200,000      210,000
        SandRidge Energy, Inc.
         Company Guar. Notes
         8.75% due 01/15/20*.......................  575,000      560,625
        XTO Energy, Inc.
         Senior Notes
         6.38% due 06/15/38........................  252,000      282,207
        XTO Energy, Inc.
         Senior Notes
         6.50% due 12/15/18........................  195,000      225,059
                                                              -----------
                                                               11,070,597
                                                              -----------
      OIL COMPANIES-INTEGRATED -- 0.2%
        ConocoPhillips Holding Co.
         Senior Notes
         6.95% due 04/15/29........................  258,000      296,134
        Hess Corp.
         Senior Notes
         7.88% due 10/01/29........................  691,000      827,929
                                                              -----------
                                                                1,124,063
                                                              -----------
      OIL REFINING & MARKETING -- 0.1%
        Western Refining, Inc.
         Senior Sec. Notes
         11.25% due 06/15/17*......................  425,000      382,500
                                                              -----------
      OIL-FIELD SERVICES -- 0.3%
        Basic Energy Services, Inc.
         Senior Sec. Notes
         11.63% due 08/01/14.......................  875,000      962,500
        Helix Energy Solutions Group, Inc.
         Senior Notes
         9.50% due 01/15/16*.......................  740,000      762,200

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      OIL-FIELD SERVICES (CONTINUED)
        Oslo Seismic Services, Inc.
         1st Mtg. Bonds
         8.28% due 06/01/11......................... $   71,626 $   71,908
                                                                ----------
                                                                 1,796,608
                                                                ----------
      PAPER & RELATED PRODUCTS -- 0.7%
        Boise Paper Holdings LLC
         Company Guar. Notes
         8.00% due 04/01/20*........................    675,000    675,000
        Boise Paper Holdings LLC
         Senior Notes
         9.00% due 11/01/17*........................    100,000    105,000
        Caraustar Industries, Inc.
         Senior Sec. Notes
         10.00% due 08/15/14(5)(6)(7)...............    200,821    194,796
        Cellu Tissue Holdings, Inc.
         Senior Sec. Notes
         11.50% due 06/01/14........................    625,000    696,875
        Georgia-Pacific LLC
         Company Guar. Notes
         7.00% due 01/15/15*........................    770,000    796,950
        Georgia-Pacific LLC
         Company Guar. Notes
         7.13% due 01/15/17*........................    365,000    379,600
        Georgia-Pacific LLC
         Senior Notes
         7.75% due 11/15/29.........................    277,000    277,000
        NewPage Corp.
         Senior Sec. Notes
         11.38% due 12/31/14........................    525,000    522,375
        Verso Paper Holdings LLC/Verso Paper, Inc.
         Senior Sec. Notes
         9.13% due 08/01/14.........................    200,000    194,000
        Verso Paper Holdings LLC/Verso Paper, Inc.
         Senior Sec. Notes
         11.50% due 07/01/14*.......................    500,000    540,000
                                                                ----------
                                                                 4,381,596
                                                                ----------
      PHARMACY SERVICES -- 0.1%
        BioScrip, Inc.
         Senior Notes
         10.25% due 10/01/15*.......................    300,000    305,250
                                                                ----------
      PHOTO EQUIPMENT & SUPPLIES -- 0.2%
        Eastman Kodak Co.
         Senior Sec. Notes
         9.75% due 03/01/18*........................  1,125,000  1,102,500
                                                                ----------
      PHYSICIANS PRACTICE MANAGEMENT -- 0.4%
        US Oncology, Inc.
         Senior Sec. Notes
         9.13% due 08/15/17.........................  2,125,000  2,220,625
                                                                ----------
      PIPELINES -- 1.5%
        Copano Energy LLC
         Company Guar. Notes
         8.13% due 03/01/16.........................    885,000    897,169

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                      PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     PIPELINES (CONTINUED)
       Crosstex Energy/Crosstex Energy
        Finance Corp.
        Senior Notes
        8.88% due 02/15/18*.......................... $  650,000 $  670,312
       Dynegy-Roseton Danskammer
        Pass Through Certs., Series B
        7.67% due 11/08/16...........................  1,720,000  1,671,634
       El Paso Corp.
        Senior Sub. Notes
        6.88% due 06/15/14...........................    625,000    637,751
       El Paso Corp.
        Senior Notes
        12.00% due 12/12/13..........................    150,000    175,125
       El Paso Natural Gas Co.
        Senior Notes
        5.95% due 04/15/17...........................    575,000    598,967
       El Paso Pipeline Partners Operating Co., LLC
        Company Guar. Notes
        6.50% due 04/01/20...........................    490,000    495,983
       MarkWest Energy Partners LP/MarkWest Energy
        Finance Corp.
        Company Guar. Notes
        8.50% due 07/15/16...........................    550,000    558,937
       MarkWest Energy Partners LP/MarkWest Energy
        Finance Corp.
        Senior Notes
        8.75% due 04/15/18...........................    525,000    538,781
       NGC Corp. Capital Trust
        Company Guar. Bonds
        8.32% due 06/01/27...........................  1,090,000    566,800
       Plains All American Pipeline LP
        Senior Notes
        4.25% due 09/01/12...........................    156,000    162,074
       Plains All American Pipeline LP/PAA
        Finance Corp.
        Company Guar. Notes
        5.63% due 12/15/13...........................    370,000    398,653
       Regency Energy Partners LP/Regency Energy
        Finance Corp.
        Company Guar. Notes
        8.38% due 12/15/13...........................    415,000    430,563
       Rockies Express Pipeline LLC
        Senior Notes
        5.63% due 04/15/20*..........................    273,000    268,773
       Rockies Express Pipeline LLC
        Senior Notes
        6.88% due 04/15/40*..........................    233,000    228,194
       Southern Star Central Corp.
        Senior Notes
        6.75% due 03/01/16...........................    225,000    227,531
       Williams Partners LP
        Senior Notes
        7.50% due 06/15/11...........................    544,000    576,214
                                                                 ----------
                                                                  9,103,461
                                                                 ----------

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        --------------------------------------------------------------
        PRINTING-COMMERCIAL -- 0.4%
          Cenveo Corp.
           Senior Sec. Notes
           8.88% due 02/01/18*................... $1,225,000 $1,238,781
          Valassis Communications, Inc.
           Senior Notes
           8.25% due 03/01/15....................  1,115,000  1,145,663
                                                             ----------
                                                              2,384,444
                                                             ----------
        PRIVATE CORRECTIONS -- 0.2%
          Corrections Corp. of America
           Company Guar. Notes
           7.75% due 06/01/17....................  1,025,000  1,071,125
                                                             ----------
        PUBLISHING-BOOKS -- 0.1%
          TL Acquisitions, Inc.
           Senior Notes
           10.50% due 01/15/15*..................    450,000    432,000
                                                             ----------
        PUBLISHING-NEWSPAPERS -- 0.1%
          Gannett Co., Inc.
           Company Guar. Notes
           8.75% due 11/15/14*...................    425,000    453,157
          Gannett Co., Inc.
           Company Guar. Notes
           9.38% due 11/15/17*...................    275,000    293,906
                                                             ----------
                                                                747,063
                                                             ----------
        PUBLISHING-PERIODICALS -- 0.0%
          The Reader's Digest Association, Inc.
           Company Guar. Notes
           9.00% due 02/15/17+(5)(6)(8)(14)......  2,115,000      6,980
                                                             ----------
        RADIO -- 0.1%
          Salem Communications Corp.
           Senior Sec. Notes
           9.63% due 12/15/16....................    375,000    391,875
                                                             ----------
        REAL ESTATE INVESTMENT TRUSTS -- 0.3%
          Brandywine Operating Partnership LP
           Senior Notes
           5.70% due 05/01/17....................    191,000    181,276
          Developers Diversified Realty Corp.
           Senior Notes
           7.50% due 04/01/17....................    200,000    202,334
          DuPont Fabros Technology LP
           Company Guar. Notes
           8.50% due 12/15/17*...................  1,000,000  1,030,000
          Federal Realty Investors Trust
           Bonds
           5.90% due 04/01/20....................     95,000     95,198
          Health Care REIT, Inc.
           Senior Notes
           6.13% due 04/15/20....................    234,000    234,727
                                                             ----------
                                                              1,743,535
                                                             ----------
        REAL ESTATE MANAGEMENT/SERVICES -- 0.2%
          AMB Property LP
           Company Guar. Notes
           6.63% due 12/01/19....................    220,000    223,913

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      REAL ESTATE MANAGEMENT/SERVICES (CONTINUED)
        CB Richard Ellis Services, Inc.
         Company Guar. Notes
         11.63% due 06/15/17....................... $  775,000 $  868,000
                                                               ----------
                                                                1,091,913
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
        Country Garden Holdings Co.
         Senior Notes
         11.75% due 09/10/14*......................    440,000    467,500
                                                               ----------
      RECYCLING -- 0.0%
        Aleris International, Inc.
         Company Guar. Notes
         9.00% due 12/15/14+(7)(8)(14).............  3,285,000     28,744
                                                               ----------
      RENTAL AUTO/EQUIPMENT -- 0.4%
        Avis Budget Car Rental LLC/Avis Budget
         Finance, Inc.
         Company Guar. Notes
         9.63% due 03/15/18*.......................    975,000  1,018,875
        United Rentals North America, Inc.
         Company Guar. Notes
         7.75% due 11/15/13........................  1,450,000  1,392,000
                                                               ----------
                                                                2,410,875
                                                               ----------
      RESEARCH & DEVELOPMENT -- 0.1%
        Alion Science and Technology Corp.
         Company Guar. Notes
         10.25% due 02/01/15.......................    590,000    448,400
        Alion Science and Technology Corp.
         Senior Sec. Notes
         12.00% due 11/01/14*(13)(21)..............    325,000    329,063
                                                               ----------
                                                                  777,463
                                                               ----------
      RETAIL-APPAREL/SHOE -- 0.2%
        Limited Brands, Inc.
         Senior Notes
         6.95% due 03/01/33........................    847,000    753,830
        Limited Brands, Inc.
         Company Guar. Notes
         8.50% due 06/15/19........................    365,000    406,975
                                                               ----------
                                                                1,160,805
                                                               ----------
      RETAIL-ARTS & CRAFTS -- 0.1%
        Michaels Stores, Inc.
         Company Guar. Notes
         11.38% due 11/01/16.......................    575,000    621,000
                                                               ----------
      RETAIL-DRUG STORE -- 0.2%
        CVS Pass-Through Trust
         Pass Through Certs.
         7.51% due 01/10/32*.......................    187,607    208,623
        Rite Aid Corp.
         Senior Sec. Notes
         10.25% due 10/15/19.......................    600,000    640,500
        Rite Aid Corp.
         Senior Sec. Notes
         10.38% due 07/15/16.......................    425,000    449,437
                                                               ----------
                                                                1,298,560
                                                               ----------

                                                   PRINCIPAL    VALUE
                  SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        ----------------------------------------------------------------
        RETAIL-PETROLEUM PRODUCTS -- 0.2%
          Ferrellgas LP
           Senior Notes
           6.75% due 05/01/14..................... $  539,000 $  533,610
          Inergy LP/Inergy Finance Corp.
           Company Guar. Notes
           8.25% due 03/01/16.....................    725,000    746,750
                                                              ----------
                                                               1,280,360
                                                              ----------
        RETAIL-REGIONAL DEPARTMENT STORES -- 0.5%
          JC Penney Corp., Inc.
           Senior Notes
           6.38% due 10/15/36.....................  1,035,000    963,844
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           5.90% due 12/01/16.....................    679,000    677,302
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.38% due 03/15/37.....................    421,000    387,320
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.65% due 07/15/24.....................    450,000    425,250
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.90% due 04/01/29.....................    400,000    380,000
                                                              ----------
                                                               2,833,716
                                                              ----------
        RETAIL-RESTAURANTS -- 0.1%
          Landry's Restaurants, Inc.
           Senior Sec. Notes
           11.63% due 12/01/15*...................    575,000    618,125
                                                              ----------
        RETAIL-TOY STORES -- 0.3%
          Toys R Us Property Co. LLC
           Senior Sec. Notes
           8.50% due 12/01/17*....................  1,625,000  1,685,937
                                                              ----------
        RUBBER-TIRES -- 0.2%
          The Goodyear Tire & Rubber Co.
           Senior Notes
           10.50% due 05/15/16....................  1,025,000  1,107,000
                                                              ----------
        RUBBER/PLASTIC PRODUCTS -- 0.0%
          Venture Holdings Co. LLC
           Company Guar. Notes
           11.00% due 06/01/07+(5)(6)(8)(10)......    100,000          0
                                                              ----------
        SATELLITE TELECOM -- 0.0%
          Intelsat Corp.
           Senior Notes
           9.25% due 06/15/16.....................    150,000    157,125
                                                              ----------
        SAVINGS & LOANS/THRIFTS -- 0.0%
          Amsouth Bank NA
           Sub. Notes
           4.85% due 04/01/13.....................    210,000    205,039
                                                              ----------
        SEISMIC DATA COLLECTION -- 0.4%
          Geokinetics Holdings, Inc.
           Senior Sec. Notes
           9.75% due 12/15/14*....................  1,115,000  1,045,312

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      ------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      SEISMIC DATA COLLECTION (CONTINUED)
        Seitel, Inc.
         Senior Notes
         9.75% due 02/15/14........................ $1,310,000 $1,041,450
                                                               ----------
                                                                2,086,762
                                                               ----------
      SPECIAL PURPOSE ENTITIES -- 1.0%
        Buffalo Thunder Development Authority
         Senior Notes
         9.38% due 12/15/14*+(14)..................  3,200,000    424,000
        Capital One Capital V
         Company Guar. Notes
         10.25% due 08/15/39.......................  1,150,000  1,362,388
        Capital One Capital VI
         Company Guar. Notes
         8.88% due 05/15/40........................    512,000    557,969
        Chukchansi Economic Development Authority
         Senior Notes
         8.00% due 11/15/13*.......................  1,045,000    856,900
        Fox Acquisition Sub LLC
         Senior Notes
         13.38% due 07/15/16*......................    625,000    594,531
        LBI Escrow Corp.
         Senior Sec. Notes
         8.00% due 11/01/17*.......................    300,000    311,250
        Local TV Finance LLC
         Senior Notes
         10.00% due 06/15/15*(7)...................    617,761    404,633
        New Communications Holdings, Inc.
         Senior Notes
         7.88% due 04/15/15*.......................     75,000     77,063
        New Communications Holdings, Inc.
         Senior Notes
         8.25% due 04/15/17*.......................    350,000    356,125
        New Communications Holdings, Inc.
         Senior Notes
         8.50% due 04/15/20*.......................    350,000    352,625
        New Communications Holdings, Inc.
         Senior Notes
         8.75% due 04/15/22*.......................     75,000     75,000
        Teco Finance, Inc.
         Company Guar. Notes
         6.57% due 11/01/17........................    160,000    175,862
        Teco Finance, Inc.
         Company Guar. Notes
         7.00% due 05/01/12........................     98,000    105,644
        The Goldman Sachs Capital III
         Company Guar. Notes
         1.02% due 09/01/12(4)(12).................    176,000    122,320
                                                               ----------
                                                                5,776,310
                                                               ----------
      STEEL-PRODUCERS -- 0.6%
        Ryerson, Inc.
         Senior Sec. Notes
         12.00% due 11/01/15.......................  1,222,000  1,283,100
        Steel Dynamics, Inc.
         Company Guar. Notes
         6.75% due 04/01/15........................  1,090,000  1,098,175

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       STEEL-PRODUCERS (CONTINUED)
         Steel Dynamics, Inc.
          Senior Notes
          7.75% due 04/15/16....................... $  900,000 $  927,000
         United States Steel Corp.
          Senior Notes
          7.38% due 04/01/20.......................    450,000    451,125
                                                               ----------
                                                                3,759,400
                                                               ----------
       STORAGE/WAREHOUSING -- 0.1%
         Mobile Mini, Inc.
          Company Guar. Notes
          9.75% due 08/01/14.......................    655,000    677,925
                                                               ----------
       TELECOM SERVICES -- 0.7%
         Cincinnati Bell Telephone Co. LLC
          Company Guar. Notes
          7.18% due 12/15/23.......................     50,000     41,500
         Cincinnati Bell Telephone Co. LLC
          Company Guar. Notes
          7.20% due 11/29/23.......................    225,000    186,750
         Cincinnati Bell Telephone Co., LLC
          Company Guar. Notes
          7.27% due 12/11/23.......................    375,000    311,250
         Clearwire Communications LLC/Clearwire
          Finance, Inc.
          Senior Sec. Notes
          12.00% due 12/01/15*.....................  1,200,000  1,224,000
         PAETEC Holding Corp
          Company Guar. Notes
          8.88% due 06/30/17.......................    600,000    616,500
         Qwest Corp.
          Senior Notes
          8.88% due 03/15/12.......................    749,000    820,155
         SBA Telecommunications, Inc.
          Company Guar. Notes
          8.25% due 08/15/19*......................    875,000    931,875
                                                               ----------
                                                                4,132,030
                                                               ----------
       TELEPHONE-INTEGRATED -- 1.5%
         CenturyTel, Inc.
          Senior Notes
          7.60% due 09/15/39.......................  1,065,000  1,026,612
         Frontier Communications Corp.
          Senior Notes
          8.13% due 10/01/18.......................  1,050,000  1,050,000
         Level 3 Financing, Inc.
          Company Guar. Notes
          10.00% due 02/01/18*.....................  1,025,000    978,875
         Qwest Communications International, Inc.
          Company Guar. Notes, Series B
          7.50% due 02/15/14.......................    535,000    544,363
         Qwest Communications International, Inc.
          Company Guar. Notes
          7.50% due 02/15/14.......................    351,000    357,143
         Qwest Communications International, Inc.
          Company Guar. Notes
          8.00% due 10/01/15*......................    275,000    292,875

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        TELEPHONE-INTEGRATED (CONTINUED)
          Sprint Capital Corp.
           Company Guar. Notes
           6.88% due 11/15/28.................... $1,650,000 $1,328,250
          Sprint Capital Corp.
           Company Guar. Notes
           8.75% due 03/15/32....................  3,175,000  2,944,812
          Verizon Virginia, Inc.
           Senior Notes
           4.63% due 03/15/13....................    250,000    262,223
          Windstream Corp.
           Bonds
           7.88% due 11/01/17....................    350,000    344,750
                                                             ----------
                                                              9,129,903
                                                             ----------
        TELEVISION -- 0.3%
          Allbritton Communications Co.
           Senior Sub. Notes
           7.75% due 12/15/12....................    739,000    740,848
          Bonten Media Acquisition Co.
           Company Guar. Notes
           9.75% due 06/01/15*(7)................    195,777     94,462
          CBS Corp.
           Company Guar. Notes
           5.75% due 04/15/20....................    185,000    185,795
          CBS Corp.
           Company Guar. Notes
           7.88% due 07/30/30....................    237,000    261,184
          Paxson Communications Corp.
           Senior Sec. Notes
           7.38% due 01/15/13*+(5)(6)(7)(8)(14)..  1,849,114          0
          Umbrella Acquisition, Inc.
           Company Guar. Notes
           9.75% due 03/15/15*...................    894,625    771,614
          Young Broadcasting, Inc.
           Senior Sub. Notes
           8.75% due 01/15/14+(8)(14)............    380,000      2,660
          Young Broadcasting, Inc.
           Company Guar. Notes
           10.00% due 03/01/11+(8)(14)...........  1,075,000      7,525
                                                             ----------
                                                              2,064,088
                                                             ----------
        THEATERS -- 0.1%
          AMC Entertainment, Inc.
           Senior Notes
           8.75% due 06/01/19....................    700,000    735,000
                                                             ----------
        TRANSPORT-AIR FREIGHT -- 0.4%
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class A-2
           6.88% due 01/02/11....................    136,158    130,031
          Atlas Air, Inc.
           Pass Through Certs.
           Series 1991-1, Class A-1
           7.20% due 01/02/19....................  1,332,937  1,266,290

                                                  PRINCIPAL   VALUE
                  SECURITY DESCRIPTION            AMOUNT**   (NOTE 2)
          -----------------------------------------------------------
          TRANSPORT-AIR FREIGHT (CONTINUED)
            Atlas Air, Inc.
             Pass Through Certs.
             Series 1991-1, Class B
             7.63% due 01/02/15.................. $ 41,548  $   35,524
            Atlas Air, Inc.
             Pass Through Certs.
             Series 2000-1, Class A
             8.71% due 01/02/20..................  384,859     373,313
            Atlas Air, Inc.
             Pass Through Certs.
             Series 2000-1, Class B
             9.06% due 07/02/17..................  614,197     601,913
                                                            ----------
                                                             2,407,071
                                                            ----------
          TRANSPORT-EQUIPMENT & LEASING -- 0.2%
            GATX Corp.
             Notes
             4.75% due 10/01/12..................  332,000     346,543
            GATX Corp.
             Senior Notes
             4.75% due 05/15/15..................  195,000     193,544
            Maxim Crane Works LP
             Senior Sec. Notes
             12.25% due 04/15/15*................  500,000     486,450
                                                            ----------
                                                             1,026,537
                                                            ----------
          TRANSPORT-MARINE -- 0.1%
            Martin Midstream Partners & Finance
             Senior Notes
             8.88% due 04/01/18*.................  100,000     101,000
            Overseas Shipholding Group, Inc.
             Senior Notes
             8.13% due 03/30/18..................  475,000     471,438
                                                            ----------
                                                               572,438
                                                            ----------
          TRANSPORT-RAIL -- 0.0%
            Burlington Northern Santa Fe LLC
             Notes
             5.65% due 05/01/17..................  195,000     209,009
                                                            ----------
          TRANSPORT-SERVICES -- 0.2%
            Bristow Group, Inc.
             Senior Notes
             7.50% due 09/15/17..................  699,000     705,990
            PHI, Inc.
             Company Guar. Notes
             7.13% due 04/15/13..................  385,000     373,931
                                                            ----------
                                                             1,079,921
                                                            ----------
          WEB HOSTING/DESIGN -- 0.1%
            Equinix, Inc.
             Senior Notes
             8.13% due 03/01/18..................  750,000     776,250
                                                            ----------
          WIRE & CABLE PRODUCTS -- 0.1%
            Coleman Cable, Inc.
             Senior Notes
             9.00% due 02/15/18*.................  600,000     606,000
                                                            ----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                 PRINCIPAL     VALUE
                 SECURITY DESCRIPTION            AMOUNT**     (NOTE 2)
       -----------------------------------------------------------------
       U.S. CORPORATE BONDS & NOTES (CONTINUED)
       WIRELESS EQUIPMENT -- 0.2%
         Motorola, Inc.
          Senior Notes
          5.38% due 11/15/12.................... $  435,000 $    455,989
         Motorola, Inc.
          Senior Notes
          6.00% due 11/15/17....................    220,000      227,673
         Motorola, Inc.
          Debentures
          6.50% due 09/01/25....................    246,000      238,886
                                                            ------------
                                                                 922,548
                                                            ------------
       TOTAL U.S. CORPORATE BONDS & NOTES
          (cost $260,826,822)...................             260,048,045
                                                            ------------
       FOREIGN CORPORATE BONDS & NOTES -- 8.6%
       BANKS-COMMERCIAL -- 1.2%
         ANZ National International, Ltd.
          Company Guar. Notes
          2.38% due 12/21/12*...................    503,000      503,992
         ANZ National International, Ltd.
          Company Guar. Notes
          6.20% due 07/19/13*...................    220,000      242,450
         ATF Bank JSC
          Bank Guar. Notes
          9.25% due 02/21/14....................    580,000      614,800
         Banco ABC Brasil SA
          Bonds
          7.88% due 04/08/20*...................    710,000      698,008
         Banco de Credito del Peru
          Jr. Sub. Notes
          9.75% due 11/06/19*(4)(12)............    202,000      232,523
         Barclays Bank PLC
          Jr. Sub. Bonds
          5.93% due 12/15/16*(4)(12)............    630,000      554,400
         Barclays Bank PLC
          Jr. Sub. Notes
          6.86% due 06/15/32*(4)(12)............    180,000      158,400
         BNP Paribas
          Sub. Notes
          4.80% due 06/24/15*...................    195,000      199,495
         BOM Capital PLC
          Senior Notes
          6.70% due 03/11/15*...................  1,400,000    1,405,250
         Credit Suisse New York
          Senior Notes
          3.50% due 03/23/15....................    185,000      184,283
         Groupe BPCE
          Notes
          4.16% due 06/30/10(4)(12).............    141,000       94,759
         Lloyds Banking Group PLC
          Jr. Sub. Bonds
          5.92% due 10/01/15*(4)(12)............  1,975,000    1,170,188
         Nordea Bank AB
          Bonds
          8.38% due 03/25/15(4)(12).............    184,000      198,146

                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     BANKS-COMMERCIAL (CONTINUED)
       Svenska Handelsbanken AB
        Senior Notes
        5.13% due 03/30/20*......................... $  192,000 $  192,028
       The Royal Bank of Scotland PLC
        Bank Guar. Notes
        4.88% due 03/16/15..........................    190,000    189,953
       Westpac Banking Corp.
        Sub. Notes
        0.59% due 09/30/10(4)(12)...................  1,050,000    661,500
                                                                ----------
                                                                 7,300,175
                                                                ----------
     BANKS-MONEY CENTER -- 0.1%
       Bank of Scotland PLC
        Senior Sub. Notes
        0.69% due 05/28/10(4)(12)(24)...............    850,000    408,000
       Lloyds TSB Bank PLC
        Bank Guar. Notes
        5.80% due 01/13/20*.........................    205,000    200,016
                                                                ----------
                                                                   608,016
                                                                ----------
     BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.2%
       Desarrolladora Homex SAB de CV
        Company Guar. Notes
        9.50% due 12/11/19*.........................    720,000    761,400
       Urbi Desarrollos Urbanos SAB de CV
        Company Guar. Notes
        9.50% due 01/21/20*.........................    550,000    595,375
                                                                ----------
                                                                 1,356,775
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.1%
       Rearden G Holdings EINS GmbH
        Company Guar. Notes
        7.88% due 03/30/20*.........................    540,000    546,750
                                                                ----------
     BUILDING-HEAVY CONSTRUCTION -- 0.1%
       Odebrecht Finance, Ltd.
        Company Guar. Notes
        7.00% due 04/21/20*.........................    620,000    645,575
                                                                ----------
     CELLULAR TELECOM -- 0.2%
       America Movil SAB de CV
        Company Guar. Notes
        5.00% due 03/30/20*.........................    456,000    449,555
       America Movil SAB de CV
        Company Guar. Notes
        6.13% due 03/30/40*.........................    390,000    381,104
       Vodafone Group PLC
        Senior Notes
        4.15% due 06/10/14..........................    190,000    197,301
                                                                ----------
                                                                 1,027,960
                                                                ----------
     CHEMICALS-PLASTICS -- 0.2%
       Montell Finance Co. BV
        Company Guar. Notes
        8.10% due 03/15/27*.........................  1,325,000  1,232,250
                                                                ----------
     COAL -- 0.2%
       Indo Integrated Energy II BV
        Company Guar. Notes
        9.75% due 11/05/16*.........................    780,000    832,650

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
        COAL (CONTINUED)
          Adaro Indonesia PT
           Company Guar. Notes
           7.63% due 10/22/19*................... $  219,000 $  227,497
                                                             ----------
                                                              1,060,147
                                                             ----------
        COMPUTERS-MEMORY DEVICES -- 0.1%
          Seagate Technology HDD Holdings
           Company Guar. Notes
           6.80% due 10/01/16....................    525,000    526,312
                                                             ----------
        DIAMONDS/PRECIOUS STONES -- 0.1%
          Alrosa Finance SA
           Company Guar. Notes
           8.88% due 11/17/14....................    400,000    436,000
                                                             ----------
        DIVERSIFIED BANKING INSTITUTIONS -- 0.2%
          Credit Agricole SA
           Jr. Sub. Bonds
           6.64% due 05/31/17*(4)(12)............    494,000    431,015
          Natixis
           Sub. Notes
           0.50% due 01/15/19(4).................    150,000    131,762
          Royal Bank of Scotland Group PLC
           Bonds
           7.64% due 09/29/17(4)(12)(24).........  1,075,000    677,250
                                                             ----------
                                                              1,240,027
                                                             ----------
        DIVERSIFIED FINANCIAL SERVICES -- 0.1%
          TNK-BP Finance SA
           Company Guar. Notes
           7.88% due 03/13/18....................    560,000    614,600
                                                             ----------
        DIVERSIFIED MINERALS -- 0.5%
          BHP Billiton Finance USA, Ltd.
           Company Guar. Notes
           6.42% due 03/01/26....................    420,000    459,878
          Rio Tinto Finance USA, Ltd.
           Company Guar. Notes
           5.88% due 07/15/13....................    276,000    303,378
          Rio Tinto Finance USA, Ltd.
           Company Guar. Notes
           7.13% due 07/15/28....................    293,000    335,383
          Teck Resources, Ltd.
           Senior Sec. Notes
           10.25% due 05/15/16...................    950,000  1,130,500
          Teck Resources, Ltd.
           Senior Sec. Notes
           10.75% due 05/15/19...................    625,000    765,625
                                                             ----------
                                                              2,994,764
                                                             ----------
        DIVERSIFIED OPERATIONS -- 0.2%
          Voto-Votorantim, Ltd.
           Company Guar. Notes
           6.75% due 04/05/21*...................    975,000    962,812
                                                             ----------
        ELECTRIC-DISTRIBUTION -- 0.1%
          Majapahit Holding BV
           Company Guar. Notes
           7.75% due 01/20/20*...................    580,000    629,300
                                                             ----------

                                                PRINCIPAL   VALUE
                  SECURITY DESCRIPTION          AMOUNT**   (NOTE 2)
           ---------------------------------------------------------
           ELECTRIC-INTEGRATED -- 0.3%
             EDF SA
              Senior Notes
              5.60% due 01/27/40*.............. $515,000  $  485,415
             Electricite de France
              Notes
              5.50% due 01/26/14*..............  331,000     363,411
             Enel Finance International SA
              Company Guar. Notes
              3.88% due 10/07/14*..............  448,000     453,823
             Iberdrola Finance Ireland, Ltd.
              Company Guar. Notes
              5.00% due 09/11/19*..............  243,000     238,818
                                                          ----------
                                                           1,541,467
                                                          ----------
           ELECTRONIC COMPONENTS-MISC. -- 0.0%
             Flextronics International, Ltd.
              Senior Sub. Notes
              6.25% due 11/15/14...............  250,000     253,125
                                                          ----------
           FOOD-MEAT PRODUCTS -- 0.2%
             BFF International, Ltd.
              Company Guar. Notes
              7.25% due 01/28/20*..............  605,000     609,431
             JBS SA
              Company Guar. Notes
              9.38% due 02/07/11...............  591,000     611,685
                                                          ----------
                                                           1,221,116
                                                          ----------
           GAS-DISTRIBUTION -- 0.0%
             Grupo Petrotemex SA de CV
              Senior Notes
              9.50% due 08/19/14*..............  215,000     232,737
                                                          ----------
           HOTEL/MOTELS -- 0.0%
             Grupo Posadas SAB de CV
              Company Guar. Notes
              9.25% due 01/15/15*..............  200,000     208,500
                                                          ----------
           IMPORT/EXPORT -- 0.2%
             Marfrig Overseas, Ltd.
              Company Guar. Bonds
              9.63% due 11/16/16...............  520,000     548,600
             Minerva Overseas II, Ltd.
              Company Guar. Notes
              10.88% due 11/15/19*.............  830,000     895,829
                                                          ----------
                                                           1,444,429
                                                          ----------
           INDEPENDENT POWER PRODUCERS -- 0.0%
             AES Drax Energy, Ltd.
              Sec. Notes
              11.50% due 08/30/10+(6)(14)(16)..  725,000         725
                                                          ----------
           INSURANCE-MULTI-LINE -- 0.2%
             Aegon NV
              Sub. Notes
              3.92% due 07/14/14(4)(12)........  111,000      73,138
             XL Capital, Ltd.
              Senior Notes
              5.25% due 09/15/14...............  488,000     504,465

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     INSURANCE-MULTI-LINE (CONTINUED)
       XL Capital, Ltd.
        Senior Notes
        6.38% due 11/15/24.......................... $  318,000 $  302,757
                                                                ----------
                                                                   880,360
                                                                ----------
     INSURANCE-REINSURANCE -- 0.1%
       Endurance Specialty Holdings, Ltd.
        Senior Notes
        7.00% due 07/15/34..........................    390,000    369,416
                                                                ----------
     MARINE SERVICES -- 0.2%
       Trico Shipping AS
        Senior Sec. Notes
        11.88% due 11/01/14*........................    950,000    907,250
                                                                ----------
     METAL-DIVERSIFIED -- 0.1%
       Falconbridge, Ltd.
        Senior Notes
        7.35% due 06/05/12..........................    308,000    338,753
       Inco, Ltd.
        Senior Notes
        7.75% due 05/15/12..........................    215,000    235,508
                                                                ----------
                                                                   574,261
                                                                ----------
     MULTIMEDIA -- 0.1%
       Quebecor Media, Inc.
        Senior Notes
        7.75% due 03/15/16..........................    375,000    379,688
       Thomson Reuters Corp.
        Senior Notes
        5.85% due 04/15/40..........................    195,000    189,705
                                                                ----------
                                                                   569,393
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.9%
       Alliance Oil Co., Ltd.
        Senior Notes
        9.88% due 03/11/15*.........................    700,000    721,000
       Compton Petroleum Finance Corp.
        Company Guar. Notes
        7.63% due 12/01/13..........................    965,000    816,631
       Gaz Capital SA
        Bonds
        8.15% due 04/11/18..........................    650,000    731,315
       KazMunaiGaz Finance Sub BV
        Company Guar. Notes
        11.75% due 01/23/15*........................    300,000    385,500
       Nexen, Inc.
        Senior Notes
        5.88% due 03/10/35..........................    256,000    243,412
       OPTI Canada, Inc.
        Senior Sec. Notes
        7.88% due 12/15/14..........................  2,580,000  2,412,300
                                                                ----------
                                                                 5,310,158
                                                                ----------
     OIL COMPANIES-INTEGRATED -- 0.3%
       Lukoil International Finance BV
        Company Guar. Notes
        7.25% due 11/05/19*.........................    345,000    361,262

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      OIL COMPANIES-INTEGRATED (CONTINUED)
        Petroleum Co. of Trinidad & Tobago, Ltd.
         Senior Notes
         9.75% due 08/14/19*....................... $  710,000 $  807,625
        Shell International Finance BV
         Company Guar. Notes
         5.50% due 03/25/40........................    185,000    181,349
        Statoil ASA
         Company Guar. Notes
         7.15% due 11/15/25........................    552,000    641,038
                                                               ----------
                                                                1,991,274
                                                               ----------
      PAPER & RELATED PRODUCTS -- 0.2%
        Cascades, Inc.
         Senior Notes
         7.75% due 12/15/17*.......................    500,000    503,750
        PE Paper Escrow GmbH
         Senior Sec. Notes
         12.00% due 08/01/14*......................    475,000    528,329
                                                               ----------
                                                                1,032,079
                                                               ----------
      PRINTING-COMMERCIAL -- 0.0%
        Quebecor World Capital Corp.
         Notes
         6.50% due 08/01/27+(5)(6)(14)(16).........  1,640,000          0
                                                               ----------
      REAL ESTATE OPERATIONS & DEVELOPMENT -- 0.1%
        Agile Property Holdings, Ltd.
         Senior Notes
         10.00% due 11/14/16*......................    760,000    813,200
                                                               ----------
      SATELLITE TELECOM -- 0.7%
        Intelsat Intermediate Holding Co., Ltd.
         Company Guar. Bonds
         9.50% due 02/01/15(11)....................  2,430,000  2,515,050
        Intelsat Subsidiary Holding Co., Ltd.
         Company Guar. Notes
         8.88% due 01/15/15........................  1,335,000  1,378,387
                                                               ----------
                                                                3,893,437
                                                               ----------
      SPECIAL PURPOSE ENTITIES -- 0.3%
        CCL Finance, Ltd.
         Company Guar. Notes
         9.50% due 08/15/14*.......................    405,000    465,750
        Hellas Telecommunications Luxembourg II
         Sub. Notes
         6.03% due 01/15/15*(4)(14)................  1,330,000     53,200
        Kuwait Projects Co.
         Senior Notes
         8.88% due 10/17/16........................    780,000    803,010
        SMFG Preferred Capital, Ltd.
         Sub. Notes
         6.08% due 01/25/17*(4)(12)................    373,000    345,827
                                                               ----------
                                                                1,667,787
                                                               ----------
      STEEL-PRODUCERS -- 0.4%
        Essar Steel Algoma, Inc.
         Senior Sec. Notes
         9.38% due 03/15/15*.......................  1,100,000  1,111,000
        Evraz Group SA
         Notes
         8.88% due 04/24/13........................    470,000    493,030

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
       STEEL-PRODUCERS (CONTINUED)
         Gerdau Holdings, Inc.
          Company Guar. Notes
          7.00% due 01/20/20*..................... $  610,000 $   643,550
                                                              -----------
                                                                2,247,580
                                                              -----------
       SUPRANATIONAL BANKS -- 0.0%
         Asian Development Bank
          Bonds
          5.82% due 06/16/28......................    181,000     190,431
                                                              -----------
       TELEPHONE-INTEGRATED -- 0.3%
         Telecom Italia Capital SA
          Company Guar. Bonds
          5.25% due 10/01/15......................    621,000     635,837
         Telefonica Emisiones SAU
          Company Guar. Notes
          5.98% due 06/20/11......................    185,000     194,471
         Telefonos de Mexico SAB de CV
          Senior Notes
          5.50% due 01/27/15......................    197,000     210,597
         Virgin Media Finance PLC
          Company Guar. Notes
          8.38% due 10/15/19......................  1,000,000   1,027,500
                                                              -----------
                                                                2,068,405
                                                              -----------
       TRANSPORT-MARINE -- 0.2%
         BW Group, Ltd.
          Notes
          6.63% due 06/28/17......................    730,000     689,850
         Teekay Corp.
          Senior Notes
          8.50% due 01/15/20......................    275,000     287,375
                                                              -----------
                                                                  977,225
                                                              -----------
       TRANSPORT-RAIL -- 0.1%
         Canadian Pacific Railway Co.
          Notes
          6.50% due 05/15/18......................    350,000     380,177
         Kansas City Southern de Mexico SA de CV
          Senior Notes
          8.00% due 02/01/18*.....................    400,000     410,040
                                                              -----------
                                                                  790,217
                                                              -----------
       WAREHOUSING & HARBOR TRANSPORTATION SERVICES -- 0.1%
         DP World, Ltd.
          Notes
          6.85% due 07/02/37......................  1,040,000     876,200
                                                              -----------
       TOTAL FOREIGN CORPORATE BONDS & NOTES
          (cost $50,373,595)......................             51,242,235
                                                              -----------
       FOREIGN GOVERNMENT AGENCIES -- 28.9%
       SOVEREIGN -- 28.9%
         Federal Republic of Brazil
          Bonds
          5.63% due 01/07/41......................    510,000     480,165
         Federal Republic of Brazil
          Notes
          5.88% due 01/15/19......................    880,000     946,000
         Federal Republic of Brazil
          Bonds
          6.00% due 01/17/17......................  1,030,000   1,119,095

                                              PRINCIPAL      VALUE
               SECURITY DESCRIPTION           AMOUNT**      (NOTE 2)
           ---------------------------------------------------------
           SOVEREIGN (CONTINUED)
             Federal Republic of Brazil
              Bonds
              7.13% due 01/20/37..........   $   2,450,000 $2,789,325
             Federal Republic of Brazil
              Notes
              8.00% due 01/15/18..........       2,133,333  2,486,400
             Federal Republic of Brazil
              Bonds
              8.25% due 01/20/34..........       1,695,000  2,161,125
             Federal Republic of Brazil
              Notes
              8.75% due 02/04/25..........       2,720,000  3,590,400
             Federal Republic of Brazil
              Bonds
              8.88% due 10/14/19..........       1,840,000  2,369,000
             Federal Republic of Brazil
              Notes
              11.00% due 08/17/40.........       5,060,000  6,772,810
             Federal Republic of Brazil
              Bonds
              12.50% due 01/05/22......... BRL   1,010,000    663,073
             Federal Republic of Germany
              Bonds
              4.25% due 07/04/39.......... EUR     675,000    980,357
             Government of Australia
              Bonds
              6.25% due 06/15/14.......... AUD   2,650,000  2,505,212
             Government of Canada
              Notes
              3.00% due 06/01/14.......... CAD   6,430,000  6,403,663
             Government of Canada
              Bonds
              3.75% due 06/01/12.......... CAD   2,765,000  2,829,303
             Government of Canada
              Notes
              4.25% due 06/01/18.......... CAD   3,750,000  3,892,778
             Government of Canada
              Bonds
              5.75% due 06/01/29.......... CAD   1,030,000  1,235,686
             Government of France
              Bonds
              3.75% due 10/25/19.......... EUR   1,085,000  1,515,478
             Government of Japan
              Bonds
              1.40% due 12/20/15.......... JPY 144,900,000  1,612,237
             Government of Japan
              Bonds
              1.70% due 09/20/17.......... JPY 309,000,000  3,473,938
             Government of Japan
              Bonds
              2.10% due 03/20/27.......... JPY 321,400,000  3,478,082
             Kingdom of Bahrain
              Senior Notes
              5.50% due 03/31/20*.........         640,000    635,004
             Kingdom of Norway
              Bonds
              5.00% due 05/15/15.......... NOK  31,345,000  5,726,786

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                               PRINCIPAL      VALUE
                SECURITY DESCRIPTION           AMOUNT**      (NOTE 2)
          -----------------------------------------------------------
          FOREIGN GOVERNMENT AGENCIES (CONTINUED)
          SOVEREIGN (CONTINUED)
            Kingdom of Norway
             Bonds
             6.50% due 05/15/13............. NOK 22,060,000 $4,125,397
            Kingdom of Sweden
             Bonds
             4.25% due 03/12/19............. SEK 10,500,000  1,586,968
            Kingdom of Sweden
             Bonds
             4.50% due 08/12/15............. SEK 35,360,000  5,384,949
            Kingdom of Sweden
             Bonds
             5.50% due 10/08/12............. SEK 24,500,000  3,720,297
            New South Wales Treasury Corp.
             Government Guar. Bonds
             6.00% due 05/01/12............. AUD  3,148,000  2,927,284
            Republic of Argentina
             Notes
             2.50% due 12/31/38(11).........      2,269,761    814,844
            Republic of Argentina
             Bonds
             8.28% due 12/31/33.............      1,003,701    752,776
            Republic of Colombia
             Notes
             7.38% due 01/27/17.............        440,000    506,000
            Republic of Colombia
             Notes
             7.38% due 03/18/19.............      1,263,000  1,452,450
            Republic of Colombia
             Bonds
             7.38% due 09/18/37.............      1,870,000  2,094,400
            Republic of Colombia
             Bonds
             8.13% due 05/21/24.............        360,000    432,000
            Republic of Georgia
             Bonds
             7.50% due 04/15/13.............      1,300,000  1,352,650
            Republic of Indonesia
             Bonds
             5.88% due 03/13/20*............      1,120,000  1,162,000
            Republic of Indonesia
             Bonds
             6.63% due 02/17/37.............      2,226,000  2,271,408
            Republic of Indonesia
             Senior Bonds
             8.50% due 10/12/35.............      1,620,000  2,016,900
            Republic of Indonesia
             Bonds
             11.63% due 03/04/19............      1,800,000  2,583,000
            Republic of Italy
             Bonds
             4.25% due 03/01/20............. EUR  3,420,000  4,775,816
            Republic of Italy
             Bonds
             4.75% due 02/01/13............. EUR  1,310,000  1,912,758
            Republic of Peru
             Bonds
             6.55% due 03/14/37.............        820,000    877,400

                                            PRINCIPAL    VALUE
                  SECURITY DESCRIPTION      AMOUNT**    (NOTE 2)
               -------------------------------------------------
               SOVEREIGN (CONTINUED)
                 Republic of Peru
                  Notes
                  7.35% due 07/21/25....... $1,826,000 $2,118,160
                 Republic of Peru
                  Bonds
                  8.75% due 11/21/33.......    720,000    954,000
                 Republic of Philippines
                  Bonds
                  6.50% due 01/20/20.......  2,160,000  2,327,400
                 Republic of Philippines
                  Bonds
                  7.75% due 01/14/31.......  1,000,000  1,145,000
                 Republic of Philippines
                  Senior Notes
                  9.50% due 02/02/30.......  1,570,000  2,095,950
                 Republic of Philippines
                  Notes
                  10.63% due 03/16/25......  1,515,000  2,170,238
                 Republic of South Africa
                  Bonds
                  5.50% due 03/09/20.......    690,000    698,625
                 Republic of South Africa
                  Bonds
                  6.88% due 05/27/19.......    432,000    482,220
                 Republic of Turkey
                  Bonds
                  6.75% due 05/30/40.......  1,710,000  1,680,075
                 Republic of Turkey
                  Notes
                  6.88% due 03/17/36.......  2,230,000  2,252,300
                 Republic of Turkey
                  Notes
                  7.00% due 06/05/20.......  1,470,000  1,617,000
                 Republic of Turkey
                  Notes
                  7.38% due 02/05/25.......  2,160,000  2,405,808
                 Republic of Turkey
                  Bonds
                  7.50% due 11/07/19.......  2,090,000  2,369,538
                 Republic of Turkey
                  Notes
                  8.00% due 02/14/34.......    611,000    701,886
                 Republic of Turkey
                  Senior Bonds
                  11.88% due 01/15/30......  1,695,000  2,701,491
                 Republic of Uruguay
                  Bonds
                  6.88% due 09/28/25.......    370,000    401,450
                 Republic of Uruguay
                  Notes
                  7.63% due 03/21/36.......  1,260,000  1,426,950
                 Republic of Venezuela
                  Bonds
                  5.75% due 02/26/16.......  1,515,000  1,098,375
                 Republic of Venezuela
                  Bonds
                  7.65% due 04/21/25.......    490,000    319,725

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                              PRINCIPAL       VALUE
               SECURITY DESCRIPTION           AMOUNT**       (NOTE 2)
         --------------------------------------------------------------
         FOREIGN GOVERNMENT AGENCIES (CONTINUED)
         SOVEREIGN (CONTINUED)
           Republic of Venezuela
            Notes
            8.50% due 10/08/14.............   $  1,200,000 $  1,044,000
           Republic of Venezuela
            Bonds
            9.00% due 05/07/23.............      1,100,000      816,750
           Republic of Venezuela
            Bonds
            9.25% due 09/15/27.............      4,805,000    3,759,913
           Republic of Venezuela
            Bonds
            9.25% due 05/07/28.............      1,540,000    1,134,210
           Russian Federation
            Senior Bonds
            7.50% due 03/31/30(11).........     13,341,840   15,377,805
           Russian Federation
            Notes
            12.75% due 06/24/28............        340,000      603,534
           State of Qatar
            Senior Notes
            6.40% due 01/20/40*............        500,000      522,500
           State of Qatar
            Bonds
            6.40% due 01/20/40.............        330,000      344,850
           United Mexican States
            Notes
            5.13% due 01/15/20.............      3,334,000    3,367,340
           United Mexican States
            Notes
            5.63% due 01/15/17.............      2,430,000    2,600,100
           United Mexican States
            Notes
            5.95% due 03/19/19.............        984,000    1,062,720
           United Mexican States
            Notes
            6.05% due 01/11/40.............      1,220,000    1,216,950
           United Mexican States
            Notes
            6.75% due 09/27/34.............      3,255,000    3,580,500
           United Mexican States
            Bonds
            7.50% due 04/08/33.............        840,000    1,001,700
           United Mexican States
            Bonds
            7.75% due 12/14/17............. MXN 60,800,000    5,008,577
           United Mexican States
            Notes
            8.13% due 12/30/19.............        950,000    1,182,750
           United Mexican States
            Bonds
            8.30% due 08/15/31.............      1,430,000    1,837,550
                                                           ------------
         TOTAL FOREIGN GOVERNMENT AGENCIES
            (cost $164,013,550)............                 171,843,154
                                                           ------------

                                                PRINCIPAL    VALUE
                  SECURITY DESCRIPTION          AMOUNT**    (NOTE 2)
          -----------------------------------------------------------
          FOREIGN GOVERNMENT TREASURIES -- 0.1%
          SOVEREIGN -- 0.1%
            Queensland Treasury Corp.
             Government Guar. Notes
             5.50% due 05/14/10
             (cost $335,090)................... $  350,000 $  321,905
                                                           ----------
          LOANS(17)(18) -- 0.4%
          MEDICAL-DRUGS -- 0.2%
            Triax Pharmaceuticals LLC
             BTL
             14.00% due 08/30/11(5)(6)(9)(19)..  1,596,512  1,452,826
                                                           ----------
          MEDICAL-HOSPITALS -- 0.2%
            Capella Healthcare, Inc.
             2nd Lien
             13.00% due 02/29/16(6)(9).........  1,000,000  1,020,000
                                                           ----------
          TOTAL LOANS
             (cost $2,411,366).................             2,472,826
                                                           ----------
          U.S. GOVERNMENT AGENCIES -- 11.7%
          FEDERAL HOME LOAN MTG. CORP. -- 6.8%
             4.13% due 07/12/10................    300,000    303,257
             4.50% due 02/01/20................    121,729    127,608
             4.50% due 08/01/20................    234,674    246,007
             4.50% due 01/01/39................    617,060    619,224
             5.00% due 09/01/18................    286,500    306,010
             5.00% due 07/01/20................    456,208    485,849
             5.00% due 01/01/24................    782,474    827,034
             5.00% due 02/01/34................    306,238    318,320
             5.00% due 03/01/34................  2,101,361  2,182,302
             5.00% due 05/01/34................    214,556    222,820
             5.00% due 02/01/35................    429,188    445,720
             5.00% due 07/01/35................    694,424    719,001
             5.00% due 08/01/35................    672,295    696,090
             5.00% due 10/01/35................    939,465    972,715
             5.00% due 04/01/36................    360,838    373,609
             5.00% due 05/01/36................    237,908    245,994
             5.00% due 08/01/36................    306,871    317,301
             5.00% due 11/01/37................  1,304,845  1,349,119
             5.00% due 03/01/39................  1,867,082  1,930,246
             5.33% due 12/01/35(4).............    232,792    245,537
             5.48% due 03/01/36(4).............    138,757    146,802
             5.50% due 05/01/37................  1,169,883  1,236,738
             5.50% due 06/01/37................    286,810    303,200
             5.50% due 09/01/37................    916,753    969,142
             5.50% due 10/01/37................  3,513,858  3,714,662
             5.50% due 11/01/37................  1,162,980  1,229,440
             5.50% due 12/01/37................    876,410    926,494
             5.50% due 01/01/38................  2,170,995  2,296,878
             5.50% due 02/01/38................    666,470    704,556
             5.50% due 07/01/38................    551,775    583,306
             5.79% due 01/01/37(4).............     98,298    104,700
             5.94% due 10/01/36(4).............    638,895    676,323
             6.00% due 10/01/37................    949,392  1,020,314
             6.00% due 12/01/37................  2,340,380  2,515,212
             6.13% due 09/01/36(4).............    128,563    136,667
             6.50% due 05/01/29................      4,479      4,944
             6.50% due 02/01/35................    120,941    132,810
             6.50% due 11/01/37................  4,338,467  4,723,572
             6.88% due 09/15/10................    156,000    160,808
             7.00% due 06/01/29................     12,835     14,436

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                PRINCIPAL    VALUE
                  SECURITY DESCRIPTION          AMOUNT**    (NOTE 2)
          ------------------------------------------------------------
          U.S. GOVERNMENT AGENCIES (CONTINUED)
            Federal Home Loan Mtg. Corp. REMIC
             Series 3317, Class PD.............
             5.00% due 09/15/31(1)............. $  935,000 $   993,914
             Series 3116, Class PD.............
             5.00% due 10/15/34(1).............  3,000,000   3,170,567
             Series 3349, Class HB.............
             5.50% due 06/15/31(1).............  1,724,000   1,835,146
             Series 41, Class F................
             10.00% due 05/15/20(1)............      9,034       9,939
             Series 1103, Class N..............
             11.57% due 06/15/21(1)(23)........      4,570       1,049
                                                           -----------
                                                            40,545,382
                                                           -----------
          FEDERAL NATIONAL MTG. ASSOC. -- 4.9%
             2.13% due 01/25/13................    369,000     372,150
             2.51% due 01/01/35(4).............    579,968     586,093
             4.44% due 02/01/34(4).............    252,569     262,003
             4.50% due 06/01/19................    339,115     356,498
             4.50% due 11/01/22................    613,726     643,459
             4.50% due 06/01/23................    722,209     750,540
             4.50% due 01/01/39................  3,419,834   3,431,828
             4.75% due 10/01/35(4).............    112,848     117,945
             5.00% due 06/01/19................    159,779     170,210
             5.00% due 01/01/23................    127,446     134,584
             5.00% due 03/01/34................    208,349     215,854
             5.00% due 05/01/35................    103,304     106,863
             5.00% due 10/01/35................     42,637      44,106
             5.00% due 02/01/37................    194,387     200,821
             5.00% due 04/01/37................  1,500,466   1,549,971
             5.00% due 05/01/37................    271,663     280,627
             5.00% due 06/01/37................     13,549      13,996
             5.00% due 07/01/37................    226,006     233,463
             5.00% due 05/01/38................  2,211,582   2,284,549
             5.00% due 05/01/39................  4,444,839   4,591,044
             5.17% due 01/01/37(4).............  2,391,323   2,504,694
             5.50% due 11/01/19................    973,949   1,051,381
             5.50% due 08/01/20................    228,537     246,421
             5.50% due 11/01/22................    450,894     482,866
             5.50% due 08/01/23................    354,736     379,870
             5.50% due 01/01/29................      5,736       6,108
             5.50% due 02/01/35................    377,396     398,984
             5.50% due 12/01/35................    513,620     543,000
             5.50% due 12/01/36................    443,386     468,056
             5.50% due 04/01/37................    236,576     249,615
             5.50% due 03/01/38................     33,476      35,321
             6.00% due 02/01/32................     79,977      87,039
             6.00% due 05/01/34................     13,540      14,609
             6.00% due 10/01/34................    358,801     387,118
             6.00% due 06/01/35................     97,335     104,165
             6.00% due 07/01/37................  3,542,250   3,768,675
             6.00% due 08/01/37................    185,018     196,844
             6.00% due 10/01/37................    426,702     453,977
             6.50% due 02/01/35................     42,376      46,171
             7.50% due 01/01/30................      9,750      11,033
             7.50% due 09/01/30................      3,286       3,721
             8.00% due 11/01/28................     15,543      18,013
             13.00% due 11/01/15...............      1,271       1,418

                                                    PRINCIPAL
                                                    AMOUNT**/    VALUE
                  SECURITY DESCRIPTION               SHARES     (NOTE 2)
      --------------------------------------------------------------------
        Federal National Mtg. Assoc. REMIC
         Series 2005-12, Class BE..................
         5.00% due 11/25/30(1)..................... $  900,000 $   959,544
         Series 1989-2, Class D....................
         8.80% due 01/25/19(1).....................     26,924      29,926
         Series 1989-17, Class E...................
         10.40% due 04/25/19(1)....................      2,299       2,656
                                                               -----------
                                                                28,797,829
                                                               -----------
      GOVERNMENT NATIONAL MTG. ASSOC. -- 0.0%
         7.50% due 07/15/27........................      9,267      10,466
         7.50% due 10/15/27........................     58,601      66,185
                                                               -----------
                                                                    76,651
                                                               -----------
      TOTAL U.S. GOVERNMENT AGENCIES
         (cost $66,235,622)........................             69,419,862
                                                               -----------
      U.S. GOVERNMENT TREASURIES -- 0.7%
      UNITED STATES TREASURY BONDS -- 0.6%
         4.38% due 11/15/39........................  1,569,000   1,483,686
         4.50% due 08/15/39........................  1,756,000   1,695,637
         6.25% due 08/15/23........................    166,000     199,485
                                                               -----------
                                                                 3,378,808
                                                               -----------
      UNITED STATES TREASURY NOTES -- 0.1%
         2.38% due 02/28/15........................    152,000     150,956
         2.75% due 11/30/16........................     15,000      14,586
         3.38% due 11/15/19........................    551,000     531,672
         3.63% due 02/15/20........................    116,000     114,024
         3.88% due 09/15/10........................      7,000       7,115
         4.38% due 12/15/10........................      1,000       1,029
                                                               -----------
                                                                   819,382
                                                               -----------
      TOTAL U.S. GOVERNMENT TREASURIES
         (cost $4,282,695).........................              4,198,190
                                                               -----------
      MUNICIPAL BONDS & NOTES -- 0.1%
      MUNICIPAL BONDS & NOTES -- 0.1%
        Chicago Transit Authority
         Revenue Bonds, Series B
         6.20% due 12/01/40........................    302,000     299,022
        Municipal Electric Authority of Georgia
         Revenue Bonds
         6.66% due 04/01/57........................    400,000     397,680
                                                               -----------
      TOTAL MUNICIPAL BONDS & NOTES
         (cost $702,000)...........................                696,702
                                                               -----------
      COMMON STOCK -- 0.1%
      ENERGY-ALTERNATE SOURCES -- 0.0%
        VeraSun Energy Corp.+(5)(6)................    135,000           0
                                                               -----------
      FOOD-MISC. -- 0.0%
        Wornick Co.+(5)(6)(9)......................      4,592     179,088
                                                               -----------
      GAMBLING (NON-HOTEL) -- 0.0%
        Shreveport Gaming Holdings, Inc.+(5)(6)(9).      2,441      33,515
                                                               -----------
      GAS-DISTRIBUTION -- 0.0%
        MXEnergy Holdings, Inc.+(5)(6).............    138,937     118,027
                                                               -----------
      MEDICAL-DRUGS -- 0.0%
        Triax Pharmaceuticals LLC+(5)(6)(9)(21)....    128,418       1,284
                                                               -----------
      MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.0%
        Critical Care Systems International,
         Inc.+(5)(6)(9)............................      4,107         513
                                                               -----------

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                              VALUE
                   SECURITY DESCRIPTION             SHARES   (NOTE 2)
         --------------------------------------------------------------
         COMMON STOCK (CONTINUED)
         OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.0%
           Energy Partners, Ltd.+..................  4,057 $     49,414
                                                           ------------
         PAPER & RELATED PRODUCTS -- 0.0%
           Caraustar Industries, Inc.+(5)(6).......     89      196,334
                                                           ------------
         PUBLISHING-PERIODICALS -- 0.1%
           Haights Cross Communication, Inc.(5)(6). 47,723      256,273
                                                           ------------
         TOTAL COMMON STOCK
            (cost $1,336,327)......................             834,448
                                                           ------------
         PREFERRED STOCK -- 0.4%
         BANKS-COMMERCIAL -- 0.1%
           CoBank ACB 11.00%*...................... 12,063      629,538
                                                           ------------
         BANKS-SUPER REGIONAL -- 0.1%
           Wachovia Capital Trust IX
            6.38%.................................. 12,800      292,608
                                                           ------------
         DIVERSIFIED FINANCIAL SERVICES -- 0.0%
           General Electric Capital Corp.
            4.50%(11)..............................  8,582      214,979
                                                           ------------
         FINANCE-INVESTMENT BANKER/BROKER -- 0.1%
           JPMorgan Chase Capital XXIX
            6.70%.................................. 19,440      478,807
                                                           ------------
         FINANCE-MORTGAGE LOAN/BANKER -- 0.0%
           Countrywide Capital V
            7.00%.................................. 12,048      270,477
           Freddie Mac
            8.38%(4)............................... 11,300       14,351
                                                           ------------
                                                                284,828
                                                           ------------
         MEDICAL-DRUGS -- 0.0%
           Triax Pharmaceuticals LLC, Class C
            14.70%(5)(6)(9)........................ 39,177          392
                                                           ------------
         SPECIAL PURPOSE ENTITY -- 0.1%
           Structured Repackaged Asset-Backed
            Trust Securities
            3.00%(4)............................... 29,200      625,756
                                                           ------------
         TOTAL PREFERRED STOCK
            (cost $2,832,390)......................           2,526,908
                                                           ------------
         WARRANTS + -- 0.0%
         OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.0%
           Transmeridian Exploration, Inc.
            Expires 12/15/10
            (Strike price $4.31)(5)(6)............. 13,811            0
                                                           ------------
         TELECOM SERVICES -- 0.0%
           Leap Wireless International, Inc.
            Expires 04/15/10
            (strike price $96.80)*(5)(6)...........    500            0
                                                           ------------
         TOTAL WARRANTS
            (cost $39,260).........................                   0
                                                           ------------
         TOTAL LONG-TERM INVESTMENT SECURITIES
            (cost $566,949,698)....................         576,661,488
                                                           ------------

                                                 PRINCIPAL      VALUE
                SECURITY DESCRIPTION             AMOUNT**      (NOTE 2)
       -----------------------------------------------------------------
       SHORT-TERM INVESTMENT SECURITIES -- 2.4%
       TIME DEPOSITS -- 2.4%
         Euro Time Deposit with State Street
          Bank & Trust Co.
          0.01% due 04/01/10
          (cost $14,084,000)................... $14,084,000    14,084,000
                                                             ------------
       REPURCHASE AGREEMENT -- 0.5%
         State Street Bank & Trust Co., Joint
          Repurchase Agreement(22)
          (cost $2,843,000)....................   2,843,000  $  2,843,000
                                                             ------------
       TOTAL INVESTMENTS
          (cost $583,876,698) (20).............        99.9%  593,588,488
       Other assets less liabilities...........         0.1       735,372
                                                -----------  ------------
       NET ASSETS                                     100.0% $594,323,860
                                                ===========  ============

--------
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2010, the aggregate value of these securities was $96,217,318 representing 16.2% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**   Denominated in United States Dollars unless otherwise indicated.
+    Non-income producing security
(1)  Collateralized Mortgage Obligation
(2) Variable Rate Security -- the rate reflected is as of March 31, 2010, maturity date reflects the stated maturity date.
(3)  Commercial Mortgage Backed Security
(4) Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of March 31, 2010.
(5) Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(6) Illiquid security. At March 31, 2010, the aggregate value of these securities was $5,498,274 representing 0.9% of net assets.
(7) Income may be received in cash or additional bonds at the discretion of the issuer.
(8)  Company has filed for Chapter 11 bankruptcy protection.
(9) Denotes a restricted security that: (a) cannot be offered for public sale without first being registered, or being able to take advantage of an exemption from registration, under the Securities Act of 1933, as amended (the "1933 Act"); (b) is subject to a contractual restriction on public sales; or (c) is otherwise subject to a restriction on sales by operation of applicable law. Restricted securities are valued pursuant to Note
     2. Certain restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the 1933 Act. The Fund has no right to demand registration of these securities. The risk of investing in certain restricted securities is greater than the risk of investing in the securities of widely held, publicly traded companies. To the extent applicable, lack of a secondary market and resale restrictions may result in the inability of a Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition,

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)

     certain restricted securities may exhibit greater price volatility than securities for which secondary markets exist. As of March 31, 2010, the SunAmerica Strategic Bond Fund held the following restricted securities:

                               PRINCIPAL    ACQUI                VALUE   % OF
                   ACQUISITION  AMOUNT/     SITION                PER    NET
 NAME                 DATE      SHARES       COST      VALUE     SHARE  ASSETS
 ----              ----------- ---------- ---------- ---------- ------- ------
 Capella
  Healthcare,
  Inc.
  13.00% due
  02/29/16
  Loan
  Agreement.......  6/16/2009  $1,000,000 $  872,341 $1,020,000 $102.00  0.17%
 Critical Care
  Systems
  International,
  Inc.
  Common
  Stock...........  7/20/2006       4,107     37,181        513    0.12  0.00
 ICO North
  America, Inc.
  7.50% due
  08/15/09........  8/11/2005     200,000    200,000
                    4/19/2006      65,000     80,925
                     3/5/2008      10,000     10,000
                    9/11/2008      11,000     11,000
                    2/27/2009      11,000     11,000
                               ---------- ----------
                                  297,000    312,925    207,900   70.00  0.03
 Shreveport
  Gaming
  Holdings, Inc.
  Common
  Stock...........  7/29/2005       2,047     47,128
                    7/21/2005         394      9,062
                               ---------- ----------
                                    2,441     56,190     33,515   13.73  0.01
 Triax
  Pharmaceuticals
  LLC
  14.00% due
  08/30/11
  Loan
  Agreement.......  8/31/2007   1,500,000  1,414,107
                   10/31/2007       3,875      3,875
                    1/10/2008      11,404     11,404
                     4/4/2008      11,239     11,238
                     7/3/2008      11,449     11,449
                    10/9/2008      11,534     11,534
                     1/6/2009      11,751     11,750
                     4/7/2009      11,579     11,579
                     7/1/2009      11,796     11,796
                    10/1/2009      11,885     21,664
                               ---------- ----------
                                1,596,512  1,520,396  1,452,826   91.00  0.24
 Triax
  Pharmaceuticals
  LLC
  Common
  Stock...........  8/31/2007     128,418     53,936      1,284    0.01  0.00
 Triax
  Pharmaceuticals
  LLC
  Preferred
  Stock...........  8/31/2007      39,177     78,353        392    0.01  0.00
 Wornick Co.
  Common
  Stock...........   8/8/2008       4,592    596,039    179,088   39.00  0.03
                                                     ----------          ----
                                                     $2,895,518          0.48%
                                                     ==========          ====

(10) Bond is in default and did not pay principal at maturity.
(11) "Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(12) Perpetual maturity -- maturity date reflects the next call date.
(13) PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(14) Bond in default
(15) Company has filed for Chapter 7 bankruptcy.
(16) Company has filed bankruptcy in country of issuance.
(17) The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(18) Senior loans in the Fund's Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(19) A portion of the interest was paid in additional bonds/loans.
(20) See Note 5 for cost of investments on a tax basis.
(21) Consists of more than one type of securities traded together as a unit.
(22) See note 2 for details of Joint Repurchase Agreement.
(23) Interest Only
(24) Subsequent to March 31, 2010, interest payments have been suspended for twenty-four months according to the agreement with the European Commission.
REMIC --Real Estate Mortgage Investment Conduit
AUD --Australian Dollar
BRL --Brazilian Real
CAD --Canadian Dollar
EUR --Euro Dollar
JPY --Japanese Yen
MXN --Mexican Peso
NOK --Norwegian Krone
SEK --Swedish Krona

        SUNAMERICA STRATEGIC BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
-                                  ------------------- ----------------- -------------------- ------------
Long-Term Investment Securities:
  Asset Backed Securities.........     $       --        $ 12,849,313         $       --      $ 12,849,313
  Convertible Bonds & Notes.......             --                  --            207,900           207,900
  U.S. Corporate Bonds & Notes....             --         254,324,663          5,723,382       260,048,045
  Foreign Corporate Bonds & Notes.             --          51,242,235                  0        51,242,235
  Foreign Government Agencies.....             --         171,843,154                 --       171,843,154
  Foreign Government Treasuries...             --             321,905                 --           321,905
  Loans...........................             --                  --          2,472,826         2,472,826
  U.S. Government Agencies........             --          69,419,862                 --        69,419,862
  U.S. Government Treasuries......             --           4,198,190                 --         4,198,190
  Municipal Bond & Notes..........             --             696,702                 --           696,702
  Common Stock....................         49,414                  --            785,034           834,448
  Preferred Stock.................      1,896,978             629,538                392         2,526,908
  Warrants........................             --                  --                  0                 0
Short Term Investment Securities:
  Time Deposit....................             --          14,084,000                 --        14,084,000
Repurchase Agreement..............             --           2,843,000                 --         2,843,000
                                       ----------        ------------         ----------      ------------
Total.............................     $1,946,392        $582,452,562         $9,189,534      $593,588,488
                                       ==========        ============         ==========      ============

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

                                          ASSET        CONVERTIBLE  U.S. CORPORATE FOREIGN CORPORATE                COMMON
                                    BACKED SECURITIES BONDS & NOTES BONDS & NOTES    BONDS & NOTES      LOANS       STOCK
-                                   ----------------- ------------- -------------- ----------------- -----------  ---------
Balance as of 3/31/2009............     $ 498,000       $ 59,400     $ 6,393,447      $       --     $ 5,371,367  $ 330,713
Accrued discounts/premiums.........            --             --          29,432              --         106,559         --
Realized gain (loss)...............            22             --      (2,761,390)             --         471,718         --
Change in unrealized appreciation
 (depreciation)....................       331,978        148,500       3,018,176              --         477,383   (158,380)
Net purchases (sales)..............      (830,000)            --        (810,339)              0      (3,954,201)   612,701
Transfers in and/or out of Level 3.            --             --        (145,944)             --              --         --
                                        ---------       --------     -----------      ----------     -----------  ---------
Balance as of 03/31/2010...........     $      --       $207,900     $ 5,723,382      $        0     $ 2,472,826  $ 785,034
                                        =========       ========     ===========      ==========     ===========  =========

                                    PREFERRED
                                      STOCK    WARRANTS
-                                   ---------  --------
Balance as of 3/31/2009............ $ 109,161   $ 138
Accrued discounts/premiums.........        --      --
Realized gain (loss)...............  (344,575)     --
Change in unrealized appreciation
 (depreciation)....................   235,806    (138)
Net purchases (sales)..............        --      --
Transfers in and/or out of Level 3.        --      --
                                    ---------   -----
Balance as of 03/31/2010........... $     392   $   0
                                    =========   =====

See Notes to Financial Statements

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO PROFILE -- MARCH 31, 2010 -- (UNAUDITED)

INDUSTRY ALLOCATION*

                Auto/Truck Parts & Equipment-Original...... 5.2%
                Medical-Hospitals.......................... 4.6
                Casino Hotels.............................. 3.9
                Diversified Banking Institutions........... 3.1
                Computer Services.......................... 3.0
                Telecom Services........................... 2.5
                Banks-Commercial........................... 2.5
                Special Purpose Entities................... 2.5
                Finance-Auto Loans......................... 2.5
                Telephone-Integrated....................... 2.4
                Cable/Satellite TV......................... 2.4
                Medical-Drugs.............................. 2.3
                Casino Services............................ 2.2
                Banks-Super Regional....................... 2.2
                Data Processing/Management................. 2.2
                Oil Companies-Exploration & Production..... 2.1
                Electric-Integrated........................ 2.1
                Auto-Cars/Light Trucks..................... 2.1
                Diversified Financial Services............. 2.0
                Repurchase Agreement....................... 1.8
                Theaters................................... 1.8
                Pipelines.................................. 1.7
                Paper & Related Products................... 1.7
                Electric-Generation........................ 1.6
                Diversified Manufacturing Operations....... 1.6
                Cellular Telecom........................... 1.6
                Independent Power Producers................ 1.6
                Satellite Telecom.......................... 1.5
                Oil-Field Services......................... 1.4
                Telecommunication Equipment................ 1.3
                Medical Products........................... 1.2
                Food-Meat Products......................... 1.2
                Broadcast Services/Program................. 1.2
                Retail-Regional Department Stores.......... 1.1
                Tobacco.................................... 1.1
                Auto/Truck Parts & Equipment-Replacement... 1.1
                Funeral Services & Related Items........... 1.0
                Publishing-Periodicals..................... 0.9
                Chemicals-Specialty........................ 0.9
                Machinery-General Industrial............... 0.8
                Web Hosting/Design......................... 0.8
                Rental Auto/Equipment...................... 0.8
                Banks-Money Center......................... 0.8
                Airlines................................... 0.8
                Direct Marketing........................... 0.8
                Diversified Minerals....................... 0.7
                Banks-Mortgage............................. 0.7
                Rubber-Tires............................... 0.7
                Insurance-Multi-line....................... 0.7
                Machinery-Farming.......................... 0.7
                Chemicals-Plastics......................... 0.6
                Electronic Components-Semiconductors....... 0.6
                Containers-Paper/Plastic................... 0.6
                Metal-Aluminum............................. 0.6
                Transport-Marine........................... 0.6
                Commercial Services........................ 0.5
                Athletic Equipment......................... 0.5
                Diagnostic Kits............................ 0.5
                Diversified Operations/Commercial Services. 0.5
                Building Products-Cement................... 0.5
                Television................................. 0.4


                 Transactional Software.................  0.4%
                 Retail-Drug Store......................  0.4
                 Office Supplies & Forms................  0.4
                 Building Products-Air & Heating........  0.4
                 Multimedia.............................  0.4
                 Beverages-Non-alcoholic................  0.3
                 Oil & Gas Drilling.....................  0.3
                 Gas-Distribution.......................  0.3
                 Transport-Services.....................  0.3
                 Printing-Commercial....................  0.3
                 Energy-Alternate Sources...............  0.3
                 Computers-Memory Devices...............  0.3
                 Retail-Automobile......................  0.2
                 Food-Misc..............................  0.2
                 Retail-Arts & Crafts...................  0.2
                 Firearms & Ammunition..................  0.2
                 Building & Construction-Misc...........  0.2
                 Gambling (Non-Hotel)...................  0.2
                 Hazardous Waste Disposal...............  0.2
                 Diversified Operations.................  0.2
                 Pharmacy Services......................  0.1
                 E-Commerce/Services....................  0.1
                 Containers-Metal/Glass.................  0.1
                 Building & Construction Products-Misc..  0.1
                                                         ----
                                                         99.4%
                                                         ====

CREDIT QUALITY ALLOCATION+#

                               A..........   3.7%
                               BBB........   0.7
                               BB.........  25.9
                               B..........  45.9
                               CCC........  15.0
                               Below C....   0.6
                               Not Rated@.   8.2
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      CONVERTIBLE BONDS & NOTES -- 0.5%
      AUTO-CARS/LIGHT TRUCKS -- 0.5%
        Ford Motor Co.
         Senior Notes
         4.25% due 11/15/16
         (cost $514,000)............................ $  514,000 $  769,072
                                                                ----------
      U.S. CORPORATE BONDS & NOTES -- 80.6%
      AIRLINES -- 0.8%
        American Airlines, Inc.
         Pass Through Certs.
         Series 2001-2, Class A-2
         7.86% due 10/01/11.........................    675,000    683,437
        Continental Airlines, Inc.
         Senior Notes
         4.50% due 01/15/15.........................    325,000    423,719
                                                                ----------
                                                                 1,107,156
                                                                ----------
      ATHLETIC EQUIPMENT -- 0.5%
        Easton-Bell Sports, Inc.
         Senior Sec. Notes
         9.75% due 12/01/16*........................    700,000    736,750
                                                                ----------
      AUTO-CARS/LIGHT TRUCKS -- 1.5%
        Ford Motor Co.
         Notes
         7.45% due 07/16/31.........................  2,300,000  2,173,500
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 3.4%
        Accuride Corp. Company Guar.
         Notes
         7.50% due 06/26/20(17).....................    419,960    947,123
        ArvinMeritor, Inc.
         Senior Notes
         8.13% due 09/15/15.........................    875,000    844,375
        ArvinMeritor, Inc.
         Company Guar. Notes
         10.63% due 03/15/18........................    515,000    533,025
        Cooper-Standard Automotive, Inc.
         Company Guar. Notes
         8.38% due 12/15/14+(8)(9)..................    985,000    704,275
        Tenneco, Inc.
         Company Guar. Notes
         8.13% due 11/15/15.........................     90,000     92,025
        Tenneco, Inc.
         Company Guar. Notes
         8.63% due 11/15/14.........................    405,000    411,075
        TRW Automotive, Inc.
         Company Guar. Notes
         7.00% due 03/15/14*........................    550,000    541,750
        TRW Automotive, Inc.
         Company Guar. Notes
         7.25% due 03/15/17*........................    725,000    699,625
                                                                ----------
                                                                 4,773,273
                                                                ----------
      AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT -- 1.1%
        Affinia Group, Inc.
         Company Guar. Notes
         9.00% due 11/30/14.........................    755,000    751,225

                                                       PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT**    (NOTE 2)
   ------------------------------------------------------------------------
   AUTO/TRUCK PARTS & EQUIPMENT-REPLACEMENT (CONTINUED)
     Affinia Group, Inc.
      Senior Sec. Notes
      10.75% due 08/15/16*............................ $  730,000 $  795,700
     Exide Corp.
      Notes
      10.00% due 03/15/25+(1)(2)......................  1,650,000          0
                                                                  ----------
                                                                   1,546,925
                                                                  ----------
   BANKS-COMMERCIAL -- 1.9%
     CIT Group, Inc.
      Senior Sec. Notes
      7.00% due 05/01/13..............................    293,945    285,862
     CIT Group, Inc.
      Senior Sec. Notes
      7.00% due 05/01/14..............................    440,918    416,667
     CIT Group, Inc.
      Senior Sec. Notes
      7.00% due 05/01/15..............................    440,918    411,156
     CIT Group, Inc.
      Senior Sec. Notes
      7.00% due 05/01/16..............................    734,863    677,911
     CIT Group, Inc.
      Senior Sec. Notes
      7.00% due 05/01/17..............................  1,028,809    949,076
                                                                  ----------
                                                                   2,740,672
                                                                  ----------
   BANKS-MONEY CENTER -- 0.8%
     NB Capital Trust IV
      Bank Guar. Notes
      8.25% due 04/15/27..............................  1,100,000  1,111,000
                                                                  ----------
   BANKS-MORTGAGE -- 0.7%
     Provident Funding Associates
      Senior Sec. Notes
      10.25% due 04/15/17*............................  1,005,000  1,012,538
                                                                  ----------
   BANKS-SUPER REGIONAL -- 2.2%
     BAC Capital Trust XI
      Bank Guar. Notes
      6.63% due 05/23/36..............................    423,000    386,417
     Wells Fargo & Co.
      Junior Sub. Notes
      7.98% due 03/15/18(6)(18).......................  2,575,000  2,690,875
                                                                  ----------
                                                                   3,077,292
                                                                  ----------
   BROADCAST SERVICES/PROGRAM -- 1.2%
     Clear Channel Worldwide Holdings, Inc., Class A
      Company Guar. Notes
      9.25% due 12/15/17*.............................     55,000     57,131
     Clear Channel Worldwide Holdings, Inc., Class B
      Company Guar. Notes
      9.25% due 12/15/17*.............................    230,000    240,350
     Liberty Media LLC
      Debentures
      8.25% due 02/01/30..............................    855,000    796,219

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     BROADCAST SERVICES/PROGRAM (CONTINUED)
       Liberty Media LLC
        Senior Notes
        8.50% due 07/15/29.......................... $  620,000 $  577,375
                                                                ----------
                                                                 1,671,075
                                                                ----------
     BUILDING & CONSTRUCTION PRODUCTS-MISC. -- 0.1%
       Associated Materials LLC/Associated
        Materials Finance, Inc.
        Senior Sec. Notes
        9.88% due 11/15/16..........................    105,000    113,400
                                                                ----------
     BUILDING & CONSTRUCTION-MISC. -- 0.2%
       Esco Corp.
        Senior Notes
        8.63% due 12/15/13*.........................    255,000    256,275
                                                                ----------
     BUILDING PRODUCTS-AIR & HEATING -- 0.4%
       Goodman Global Group, Inc.
        Senior Disc. Notes
        zero coupon due 12/15/14*...................    885,000    517,725
                                                                ----------
     BUILDING PRODUCTS-CEMENT -- 0.4%
       Cemex Finance LLC
        Senior Sec. Notes
        9.50% due 12/14/16*.........................    615,000    636,525
                                                                ----------
     CABLE/SATELLITE TV -- 2.4%
       CCH II LLC/CCH II Capital Corp.
        Senior Notes
        13.50% due 11/30/16.........................    735,867    884,880
       CCO Holdings LLC/CCO Holdings Capital Corp.
        Senior Notes
        8.75% due 11/15/13..........................  1,078,000  1,104,950
       Mediacom LLC / Mediacom Capital Corp.
        Senior Notes
        9.13% due 08/15/19*.........................  1,385,000  1,428,281
                                                                ----------
                                                                 3,418,111
                                                                ----------
     CASINO HOTELS -- 3.9%
       Eldorado Casino Corp. (Shreveport)
        Sec. Bonds
        10.00% due 08/01/12(2)(5)...................  1,721,177  1,454,395
       Eldorado Resorts LLC
        Senior Notes
        9.00% due 04/15/14(1)(2)....................  2,675,000  2,327,250
       Harrah's Operating Co., Inc.
        Senior Sec. Notes
        11.25% due 06/01/17.........................    715,000    770,412
       MGM Mirage
        Senior Sec. Notes
        9.00% due 03/15/20*.........................    155,000    159,650
       MGM Mirage, Inc.
        Senior Sec. Notes
        11.13% due 11/15/17*........................    675,000    757,688
                                                                ----------
                                                                 5,469,395
                                                                ----------
     CASINO SERVICES -- 1.2%
       Peninsula Gaming LLC
        Senior Sec. Notes
        8.38% due 08/15/15*.........................    600,000    598,500

                                                  PRINCIPAL    VALUE
                 SECURITY DESCRIPTION             AMOUNT**    (NOTE 2)
        --------------------------------------------------------------
        CASINO SERVICES (CONTINUED)
          Peninsula Gaming LLC
           Senior Notes
           10.75% due 08/15/17*.................. $  360,000 $  343,800
          Scientific Games International, Inc.
           Senior Sub. Notes
           9.25% due 06/15/19*...................    700,000    742,875
                                                             ----------
                                                              1,685,175
                                                             ----------
        CELLULAR TELECOM -- 1.6%
          Cricket Communications, Inc.
           Senior Sec. Notes
           7.75% due 05/15/16....................    575,000    596,562
          Leap Wireless International, Inc.
           Senior Notes
           4.50% due 07/15/14....................    938,000    816,060
          MetroPCS Wireless, Inc.
           Company Guar. Notes
           9.25% due 11/01/14....................    550,000    562,375
          Nextel Communications, Inc.
           Senior Notes
           7.38% due 08/01/15....................    328,000    311,600
                                                             ----------
                                                              2,286,597
                                                             ----------
        CHEMICALS-PLASTICS -- 0.6%
          Hexion US Finance Corp.
           Senior Sec. Notes
           9.75% due 11/15/14....................    900,000    918,000
                                                             ----------
        CHEMICALS-SPECIALTY -- 0.9%
          Momentive Performance Materials, Inc.
           Company Guar. Notes
           9.75% due 12/01/14....................    915,000    915,000
          Momentive Performance Materials, Inc.
           Company Guar. Notes
           12.50% due 06/15/14*..................    297,000    334,125
                                                             ----------
                                                              1,249,125
                                                             ----------
        COMPUTER SERVICES -- 3.0%
          Stream Global Services, Inc.
           Senior Sec. Notes
           11.25% due 10/01/14*..................  1,125,000  1,170,000
          SunGard Data Systems, Inc.
           Company Guar. Notes
           10.63% due 05/15/15...................    550,000    599,500
          Unisys Corp.
           Senior Sec. Notes
           12.75% due 10/15/14*..................  1,470,000  1,714,387
          Unisys Corp.
           Senior Sec. Notes
           14.25% due 09/15/15*..................    620,000    739,350
                                                             ----------
                                                              4,223,237
                                                             ----------
        CONTAINERS-METAL/GLASS -- 0.1%
          Ball Corp.
           Company Guar. Notes
           7.38% due 09/01/19....................    145,000    152,794
                                                             ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      DATA PROCESSING/MANAGEMENT -- 2.2%
        First Data Corp.
         Company Guar. Notes
         9.88% due 09/24/15........................ $1,750,000 $1,509,375
        First Data Corp.
         Company Guar. Notes
         10.55% due 09/24/15(17)...................  1,837,048  1,563,787
                                                               ----------
                                                                3,073,162
                                                               ----------
      DIAGNOSTIC KITS -- 0.5%
        Inverness Medical Innovations, Inc.
         Senior Notes
         7.88% due 02/01/16........................    745,000    729,169
                                                               ----------
      DIRECT MARKETING -- 0.7%
        Sitel LLC/Sitel Finance Corp.
         Senior Notes
         11.50% due 04/01/18*......................  1,055,000  1,062,913
                                                               ----------
      DIVERSIFIED BANKING INSTITUTIONS -- 2.6%
        Citigroup, Inc.
         Senior Sub. Notes
         5.88% due 02/22/33........................    660,000    569,478
        GMAC, Inc.
         Company Guar. Notes
         6.88% due 09/15/11........................    700,000    711,375
        GMAC, Inc.
         Sub. Notes
         8.00% due 12/31/18........................  1,100,000  1,083,500
        GMAC, Inc.
         Company Guar. Notes
         8.00% due 11/01/31........................  1,350,000  1,289,250
                                                               ----------
                                                                3,653,603
                                                               ----------
      DIVERSIFIED FINANCIAL SERVICES -- 1.7%
        Citigroup Capital XXI
         Company Guar. Bonds
         8.30% due 12/21/57(6).....................  1,865,000  1,888,312
        CNG Holdings, Inc.
         Senior Sec. Notes
         12.25% due 02/15/15*......................    610,000    590,938
                                                               ----------
                                                                2,479,250
                                                               ----------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 1.1%
        Harland Clarke Holdings Corp.
         Notes
         6.00% due 05/15/15(6).....................    500,000    412,500
        Harland Clarke Holdings Corp.
         Notes
         9.50% due 05/15/15........................  1,225,000  1,148,438
                                                               ----------
                                                                1,560,938
                                                               ----------
      DIVERSIFIED OPERATIONS -- 0.2%
        Reynolds Group, Inc.
         Senior Sec. Notes
         7.75% due 10/15/16*.......................    210,000    215,775
                                                               ----------

                                                       PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                 AMOUNT**    (NOTE 2)
    -----------------------------------------------------------------------
    DIVERSIFIED OPERATIONS/COMMERCIAL SERVICES -- 0.5%
      ARAMARK Corp.
       Company Guar. Notes
       8.50% due 02/01/15............................. $  700,000 $  715,750
                                                                  ----------
    E-COMMERCE/SERVICES -- 0.1%
      NetFlix, Inc.
       Company Guar. Notes
       8.50% due 11/15/17.............................    165,000    173,250
                                                                  ----------
    ELECTRIC-GENERATION -- 1.6%
      Edison Mission Energy
       Senior Notes
       7.63% due 05/15/27.............................    465,000    297,600
      Homer City Funding LLC
       Senior Notes
       8.14% due 10/01/19.............................    317,550    311,199
      Midwest Generation LLC
       Pass Thru Certs., Series B
       8.56% due 01/02/16.............................    266,559    272,903
      Reliant Energy Mid-Atlantic Power Holdings LLC
       Pass Through Certs., Series B
       9.24% due 07/02/17.............................    469,945    502,842
      The AES Corp.
       Senior Notes
       8.00% due 10/15/17.............................    805,000    817,075
                                                                  ----------
                                                                   2,201,619
                                                                  ----------
    ELECTRIC-INTEGRATED -- 2.1%
      Mirant Americas Generation LLC
       Senior Notes
       8.50% due 10/01/21.............................    715,000    672,100
      Mirant Mid-Atlantic LLC
       Pass Through Certs., Series B
       9.13% due 06/30/17.............................    289,827    307,941
      Southern Energy, Inc.
       Notes
       7.90% due 07/15/09+(1)(2)......................  3,525,000          0
      Texas Competitive Electric Holdings Co., LLC
       Company Guar. Notes, Series A
       10.25% due 11/01/15(19)........................  1,120,000    778,400
      Texas Competitive Electric Holdings Co., LLC
       Company Guar. Notes, Series B
       10.25% due 11/01/15(19)........................    115,000     79,925
      Texas Competitive Electric Holdings Co., LLC
       Company Guar. Notes
       10.50% due 11/01/16(17)........................  1,723,700  1,180,735
                                                                  ----------
                                                                   3,019,101
                                                                  ----------
    ELECTRONIC COMPONENTS-SEMICONDUCTORS -- 0.6%
      Freescale Semiconductor, Inc.
       Company Guar. Notes
       8.88% due 12/15/14.............................    925,000    883,375
                                                                  ----------
    ENERGY-ALTERNATE SOURCES -- 0.3%
      Headwaters, Inc.
       Senior Notes
       11.38% due 11/01/14*...........................    375,000    391,406
                                                                  ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                  PRINCIPAL    VALUE
                  SECURITY DESCRIPTION            AMOUNT**    (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        FINANCE-AUTO LOANS -- 2.5%
          Credit Acceptance Corp.
           Company Guar. Notes
           9.13% due 02/01/17*................... $  685,000 $  703,838
          Ford Motor Credit Co., LLC
           Senior Notes
           8.13% due 01/15/20....................    750,000    786,728
          Ford Motor Credit Co., LLC
           Senior Notes
           8.70% due 10/01/14....................  1,885,000  2,043,924
                                                             ----------
                                                              3,534,490
                                                             ----------
        FIREARMS & AMMUNITION -- 0.2%
          Freedom Group, Inc.
           Senior Sec. Notes
           10.25% due 08/01/15*..................    250,000    264,375
                                                             ----------
        FOOD-MEAT PRODUCTS -- 1.2%
          Smithfield Foods, Inc.
           Senior Notes
           7.75% due 07/01/17....................  1,225,000  1,203,562
          Smithfield Foods, Inc.
           Senior Sec. Notes
           10.00% due 07/15/14*..................    475,000    529,625
                                                             ----------
                                                              1,733,187
                                                             ----------
        FUNERAL SERVICES & RELATED ITEMS -- 1.0%
          Carriage Services, Inc.
           Senior Notes
           7.88% due 01/15/15....................    850,000    818,125
          StoneMor Partners L.P.
           Company Guar. Notes
           10.25% due 12/01/17*..................    575,000    593,688
                                                             ----------
                                                              1,411,813
                                                             ----------
        GAMBLING (NON-HOTEL) -- 0.0%
          Greektown Holdings LLC
           Senior Notes
           10.75% due 12/01/13+*(8)(9)...........    489,000     44,010
                                                             ----------
        GAS-DISTRIBUTION -- 0.2%
          MXEnergy Holdings, Inc.
           Senior Sec. Notes
           13.25% due 08/01/14*(1)(2)............    384,000    291,840
                                                             ----------
        HAZARDOUS WASTE DISPOSAL -- 0.2%
          Clean Harbors, Inc.
           Senior Sec. Notes
           7.63% due 08/15/16....................    220,000    223,300
                                                             ----------
        INDEPENDENT POWER PRODUCERS -- 1.5%
          Calpine Corp.
           Notes
           8.75% due 07/15/13+(1)(2).............  3,485,000          0
          Mirant North America LLC
           Senior Notes
           7.38% due 12/31/13....................    325,000    324,187
          NRG Energy, Inc.
           Company Guar. Notes
           7.38% due 02/01/16....................    740,000    734,450

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       INDEPENDENT POWER PRODUCERS (CONTINUED)
         NRG Energy, Inc.
          Company Guar. Notes
          7.38% due 01/15/17...................... $  750,000 $  742,500
         RRI Energy, Inc.
          Senior Notes
          7.88% due 12/31/17......................    440,000    394,900
                                                              ----------
                                                               2,196,037
                                                              ----------
       INSURANCE-MULTI-LINE -- 0.7%
         Hartford Financial Services Group, Inc.
          Junior Sub. Notes
          8.13% due 06/15/38(6)...................    965,000  1,003,600
                                                              ----------
       MACHINERY-FARMING -- 0.7%
         Case New Holland, Inc.
          Company Guar. Notes
          7.75% due 09/01/13*.....................    925,000    959,688
                                                              ----------
       MACHINERY-GENERAL INDUSTRIAL -- 0.8%
         CPM Holdings, Inc.
          Senior Sec. Notes
          10.63% due 09/01/14*....................  1,105,000  1,176,825
                                                              ----------
       MEDICAL PRODUCTS -- 1.2%
         DJO Finance LLC/DJO Finance Corp.
          Senior Notes
          10.88% due 11/15/14*....................    260,000    282,750
         LVB Acquisition Holding LLC
          Company Guar. Notes
          10.00% due 10/15/17.....................    838,000    923,895
         LVB Acquisition Holding LLC
          Company Guar. Notes
          10.38% due 10/15/17(17).................    481,000    529,100
                                                              ----------
                                                               1,735,745
                                                              ----------
       MEDICAL-DRUGS -- 0.5%
         Axcan Intermediate Holdings, Inc.
          Senior Notes
          9.25% due 03/01/15......................    600,000    648,000
                                                              ----------
       MEDICAL-HOSPITALS -- 3.9%
         Community Health Systems, Inc.
          Company Guar. Notes
          8.88% due 07/15/15......................  1,435,000  1,485,225
         HCA, Inc.
          Senior Sec. Notes
          7.88% due 02/15/20*.....................  1,030,000  1,078,281
         HCA, Inc.
          Senior Notes
          8.50% due 04/15/19*.....................    550,000    591,594
         HCA, Inc.
          Senior Sec. Notes
          9.25% due 11/15/16......................    875,000    930,234
         Tenet Healthcare Corp.
          Senior Sec. Notes
          9.00% due 05/01/15*.....................  1,370,000  1,476,175
                                                              ----------
                                                               5,561,509
                                                              ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     U.S. CORPORATE BONDS & NOTES (CONTINUED)
     MULTIMEDIA -- 0.1%
       Haights Cross Operating Co.
        Bonds
        13.5% due 03/15/14(1)(2).................... $  187,319 $  182,636
                                                                ----------
     NON-FERROUS METALS -- 0.0%
       Renco Metals, Inc.
        Bonds
        11.50% due 07/01/03+(1)(2)(11)(12)..........  2,150,000          0
                                                                ----------
     OFFICE SUPPLIES & FORMS -- 0.4%
       ACCO Brands Corp.
        Senior Sec. Notes
        10.63% due 03/15/15*........................    475,000    518,938
                                                                ----------
     OIL COMPANIES-EXPLORATION & PRODUCTION -- 2.1%
       Antero Resources Finance Corp.
        Senior Notes
        9.38% due 12/01/17*.........................    535,000    551,050
       Chesapeake Energy Corp.
        Senior Notes
        6.63% due 01/15/16..........................  1,250,000  1,225,000
       Chesapeake Energy Corp.
        Senior Notes
        9.50% due 02/15/15..........................    375,000    407,812
       Petroleum Development Corp.
        Senior Notes
        12.00% due 02/15/18.........................     90,000     95,400
       Plains Exploration & Production Co.
        Company Guar. Notes
        7.75% due 06/15/15..........................    350,000    354,813
       Plains Exploration & Production Co.
        Company Guar. Notes
        10.00% due 03/01/16.........................    375,000    414,375
                                                                ----------
                                                                 3,048,450
                                                                ----------
     OIL FIELD MACHINERY & EQUIPMENT -- 0.0%
       Complete Production Services, Inc.
        Company Guar. Notes
        8.00% due 12/15/16..........................     25,000     24,750
                                                                ----------
     OIL-FIELD SERVICES -- 1.4%
       Aquilex Holdings LLC/Aquilex Finance Corp.
        Senior Notes
        11.13% due 12/15/16*........................    570,000    612,750
       Basic Energy Services, Inc.
        Senior Sec. Notes
        11.63% due 08/01/14.........................    700,000    770,000
       Hornbeck Offshore Services, Inc.
        Company Guar. Notes
        8.00% due 09/01/17..........................    655,000    655,000
                                                                ----------
                                                                 2,037,750
                                                                ----------
     PAPER & RELATED PRODUCTS -- 1.6%
       Caraustar Industries, Inc.
        Senior Sec. Notes
        10.00% due 08/15/14(1)(2)(17)...............    165,290    160,331
       Georgia-Pacific LLC
        Company Guar. Notes
        7.13% due 01/15/17*.........................    290,000    301,600

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      ------------------------------------------------------------------
      PAPER & RELATED PRODUCTS (CONTINUED)
        Georgia-Pacific LLC
         Company Guar. Notes
         8.25% due 05/01/16*....................... $  425,000 $  463,250
        Neenah Paper, Inc.
         Senior Notes
         7.38% due 11/15/14........................    975,000    957,938
        NewPage Corp.
         Senior Sec. Notes
         11.38% due 12/31/14.......................    385,000    383,075
                                                               ----------
                                                                2,266,194
                                                               ----------
      PHARMACY SERVICES -- 0.1%
        BioScrip, Inc.
         Senior Notes
         10.25% due 10/01/15*......................    175,000    178,063
                                                               ----------
      PIPELINES -- 1.7%
        Dynegy-Roseton Danskammer
         Pass Through Certs.,
         Series B
         7.67% due 11/08/16........................  1,550,000  1,506,414
        El Paso Corp.
         Senior Sub. Notes
         6.88% due 06/15/14........................    700,000    714,281
        NGC Corp. Capital Trust
         Company Guar. Bonds
         8.32% due 06/01/27........................    500,000    260,000
                                                               ----------
                                                                2,480,695
                                                               ----------
      PRINTING-COMMERCIAL -- 0.3%
        Cenveo Corp.
         Company Guar. Notes
         7.88% due 12/01/13........................    445,000    426,088
                                                               ----------
      PUBLISHING-PERIODICALS -- 0.9%
        Nielsen Finance LLC / Nielsen Finance Co.
         Company Guar. Notes
         11.50% due 05/01/16.......................    375,000    423,750
        Nielsen Finance LLC/Nielsen Finance Co.
         Company Guar. Bonds
         12.50% due 08/01/16(4)....................    840,000    798,000
        The Reader's Digest Association, Inc.
         Company Guar. Notes
         9.00% due 02/15/17+(1)(2)(8)(9)(17).......  1,020,000      3,366
                                                               ----------
                                                                1,225,116
                                                               ----------
      RECYCLING -- 0.0%
        Aleris International, Inc.
         Company Guar. Notes
         9.00% due 12/15/14+(8)(9)(17).............  2,145,000     18,769
                                                               ----------
      RENTAL AUTO/EQUIPMENT -- 0.8%
        Avis Budget Car Rental LLC/Avis Budget
         Finance, Inc.
         Company Guar. Notes
         7.63% due 05/15/14........................  1,130,000  1,118,700
                                                               ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                   PRINCIPAL   VALUE
                  SECURITY DESCRIPTION             AMOUNT**   (NOTE 2)
        ---------------------------------------------------------------
        U.S. CORPORATE BONDS & NOTES (CONTINUED)
        RETAIL-ARTS & CRAFTS -- 0.2%
          Michaels Stores, Inc.
           Company Guar. Notes
           11.38% due 11/01/16.................... $250,000  $  270,000
                                                             ----------
        RETAIL-AUTOMOBILE -- 0.2%
          Sonic Automotive, Inc.
           Senior Sub. Notes
           9.00% due 03/15/18*....................  325,000     333,125
                                                             ----------
        RETAIL-DRUG STORE -- 0.4%
          Rite Aid Corp.
           Senior Sec. Notes
           9.75% due 06/12/16.....................  125,000     134,375
          Rite Aid Corp.
           Senior Sec. Notes
           10.25% due 10/15/19....................  375,000     400,313
                                                             ----------
                                                                534,688
                                                             ----------
        RETAIL-REGIONAL DEPARTMENT STORES -- 1.1%
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           5.90% due 12/01/16.....................  396,000     395,010
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.65% due 07/15/24.....................  172,000     162,540
          Macy's Retail Holdings, Inc.
           Company Guar. Notes
           6.90% due 04/01/29.....................  233,000     221,350
          Neiman-Marcus Group, Inc.
           Company Guar. Notes
           9.00% due 10/15/15(17).................  810,000     826,200
                                                             ----------
                                                              1,605,100
                                                             ----------
        RUBBER-TIRES -- 0.7%
          The Goodyear Tire & Rubber Co.
           Senior Notes
           9.00% due 07/01/15.....................  350,000     361,375
          The Goodyear Tire & Rubber Co.
           Senior Notes
           10.50% due 05/15/16....................  600,000     648,000
                                                             ----------
                                                              1,009,375
                                                             ----------
        RUBBER/PLASTIC PRODUCTS -- 0.0%
          Venture Holdings Co. LLC
           Company Guar. Notes
           11.00% due 06/01/07+(1)(2)(11)(12).....  550,000           0
                                                             ----------
        SPECIAL PURPOSE ENTITIES -- 0.6%
          Fox Acquisition Sub LLC
           Senior Notes
           13.38% due 07/15/16*...................  625,000     594,531
          UCI Holdco, Inc.
           Senior Notes
           8.26% due 12/15/13(17).................  255,781     240,434
                                                             ----------
                                                                834,965
                                                             ----------
        TELECOM SERVICES -- 1.7%
          GCI, Inc.
           Senior Notes
           7.25% due 02/15/14.....................  450,000     450,562

                                                    PRINCIPAL    VALUE
                  SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       -----------------------------------------------------------------
       TELECOM SERVICES (CONTINUED)
         Qwest Corp.
          Senior Notes
          8.38% due 05/01/16....................... $  225,000 $  253,125
         West Corp.
          Company Guar. Notes
          9.50% due 10/15/14.......................  1,500,000  1,541,250
         West Corp.
          Company Guar. Notes
          11.00% due 10/15/16......................    160,000    169,600
                                                               ----------
                                                                2,414,537
                                                               ----------
       TELECOMMUNICATION EQUIPMENT -- 1.3%
         Sorenson Communications, Inc.
          Senior Sec. Notes
          10.50% due 02/01/15*.....................  1,875,000  1,809,375
                                                               ----------
       TELEPHONE-INTEGRATED -- 2.4%
         Cincinnati Bell, Inc.
          Company Guar. Notes
          8.75% due 03/15/18.......................    880,000    887,700
         Frontier Communications Corp.
          Senior Notes
          7.13% due 03/15/19.......................    350,000    332,500
         Qwest Communications International, Inc.
          Company Guar. Notes
          8.00% due 10/01/15*......................    570,000    607,050
         Sprint Capital Corp.
          Company Guar. Notes
          8.75% due 03/15/32.......................  1,761,000  1,633,327
                                                               ----------
                                                                3,460,577
                                                               ----------
       TELEVISION -- 0.4%
         Paxson Communications Corp.
          Senior Sec. Notes
          7.38% due 01/15/13+*(1)(2)(8)(9)(17).....  1,862,605          0
         Sinclair Television Group, Inc.
          Senior Sec. Notes
          9.25% due 11/01/17*......................    540,000    568,350
         Young Broadcasting, Inc.
          Senior Sub. Notes
          8.75% due 01/15/14+(8)(9)................    685,000      4,795
         Young Broadcasting, Inc.
          Company Guar. Notes
          10.00% due 03/01/11+(8)(9)...............    635,000      4,445
                                                               ----------
                                                                  577,590
                                                               ----------
       THEATERS -- 1.3%
         AMC Entertainment, Inc.
          Senior Sub. Notes
          8.00% due 03/01/14.......................    749,000    753,681
         AMC Entertainment, Inc.
          Senior Notes
          8.75% due 06/01/19.......................    425,000    446,250
         Marquee Holdings, Inc.
          Senior Disc. Notes
          9.51% due 08/15/14(4)....................    840,000    703,500
                                                               ----------
                                                                1,903,431
                                                               ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                  PRINCIPAL      VALUE
                SECURITY DESCRIPTION              AMOUNT**      (NOTE 2)
      -------------------------------------------------------------------
      U.S. CORPORATE BONDS & NOTES (CONTINUED)
      TOBACCO -- 1.1%
        Alliance One International, Inc.
         Senior Notes
         10.00% due 07/15/16*...................   $1,485,000 $  1,551,825
                                                              ------------
      TRANSACTIONAL SOFTWARE -- 0.4%
        Open Solutions, Inc.
         Company Guar. Notes
         9.75% due 02/01/15*....................      650,000      559,813
                                                              ------------
      TRANSPORT-MARINE -- 0.6%
        Marquette Transportation Co./Marquette
         Transportation Finance Corp.
         Senior Sec. Notes
         10.88% due 01/15/17*...................      785,000      800,700
                                                              ------------
      TRANSPORT-SERVICES -- 0.3%
        Bristow Group, Inc.
         Senior Notes
         7.50% due 09/15/17.....................      425,000      429,250
                                                              ------------
      WEB HOSTING/DESIGN -- 0.8%
        Terremark Worldwide, Inc.
         Senior Sec. Notes
         12.00% due 06/15/17*...................    1,000,000    1,150,000
                                                              ------------
      TOTAL U.S. CORPORATE BONDS & NOTES
         (cost $113,106,836)....................               114,590,770
                                                              ------------
      FOREIGN CORPORATE BONDS & NOTES -- 8.9%
      BANKS-COMMERCIAL -- 0.6%
        Barclays Bank PLC
         Sub. Notes
         8.55% due 06/15/11*(6)(18).............      800,000      804,000
                                                              ------------
      COMPUTERS-MEMORY DEVICES -- 0.3%
        Seagate Technology HDD Holdings
         Company Guar. Notes
         6.80% due 10/01/16.....................      360,000      360,900
                                                              ------------
      DIVERSIFIED BANKING INSTITUTIONS -- 0.5%
        Credit Agricole SA
         Sub. Notes
         9.75% due 12/26/14..................... EUR  690,000      759,000
                                                              ------------
      DIVERSIFIED MANUFACTURING OPERATIONS -- 0.5%
        Bombardier, Inc.
         Senior Notes
         8.00% due 11/15/14*....................      710,000      743,725
                                                              ------------
      DIVERSIFIED MINERALS -- 0.8%
        Teck Resources, Ltd.
         Senior Sec. Notes
         10.25% due 05/15/16....................      525,000      624,750
        Teck Resources, Ltd.
         Senior Sec. Notes
         10.75% due 05/15/19....................      350,000      428,750
                                                              ------------
                                                                 1,053,500
                                                              ------------
      ELECTRIC-GENERATION -- 0.1%
        Intergen NV
         Sec. Notes
         9.00% due 06/30/17*....................      125,000      128,750
                                                              ------------

                                                   PRINCIPAL    VALUE
                 SECURITY DESCRIPTION              AMOUNT**    (NOTE 2)
       ----------------------------------------------------------------
       INDEPENDENT POWER PRODUCERS -- 0.0%
         AES Drax Energy, Ltd.
          Sec. Notes
          11.50% due 08/30/10+(2)(8)(10).......... $4,460,000 $    4,460
                                                              ----------
       MEDICAL-DRUGS -- 0.8%
         Elan Corp. PLC
          Company Guar. Notes
          8.75% due 10/15/16*.....................    530,000    524,700
         Elan Corp. PLC
          Company Guar. Notes
          8.88% due 12/01/13......................    575,000    592,250
                                                              ----------
                                                               1,116,950
                                                              ----------
       METAL PROCESSORS & FABRICATION -- 0.0%
         International Utility Structures
          Senior Sub Notes
          10.75% due 02/01/08+(1)(2)(8)(10).......  2,150,000          0
                                                              ----------
       METAL-ALUMINUM -- 0.6%
         Novelis, Inc.
          Company Guar. Notes
          11.50% due 02/15/15.....................    760,000    817,950
                                                              ----------
       MULTIMEDIA -- 0.2%
         Quebecor Media, Inc.
          Senior Notes
          7.75% due 03/15/16......................    325,000    329,063
                                                              ----------
       OIL & GAS DRILLING -- 0.3%
         P2021 Rig Co.
          Senior Sec. Notes
          13.50% due 12/15/13*....................    455,000    461,825
                                                              ----------
       SATELLITE TELECOM -- 1.5%
         Intelsat Intermediate Holding Co., Ltd.
          Company Guar. Bonds
          9.50% due 02/01/15(4)...................    700,000    724,500
         Intelsat Subsidiary Holding Co., Ltd.
          Company Guar. Notes
          8.50% due 01/15/13......................    475,000    482,125
         Intelsat Subsidiary Holding Co., Ltd.
          Senior Notes
          8.88% due 01/15/15*.....................    915,000    940,162
                                                              ----------
                                                               2,146,787
                                                              ----------
       SPECIAL PURPOSE ENTITIES -- 1.9%
         Fibria Overseas Finance, Ltd.
          Company Guar. Notes
          9.25% due 10/30/19*.....................    345,000    393,157
         Hellas Telecommunications Luxembourg II
          Sub. Notes
          6.00% due 01/15/15*(6)(11)..............  1,025,000     41,000
         LBG Capital No.1 PLC
          Bank Guar. Notes
          7.88% due 11/01/20......................  2,520,000  2,268,000
                                                              ----------
                                                               2,702,157
                                                              ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)

                                                    PRINCIPAL    VALUE
                 SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
     ---------------------------------------------------------------------
     FOREIGN CORPORATE BONDS & NOTES (CONTINUED)
     TELECOM SERVICES -- 0.8%
       Wind Acquisition Finance SA
        Company Guar. Bonds
        12.00% due 12/01/15*....................... $  261,000 $   281,880
       Wind Acquisition Finance SA
        Senior Notes
        11.75% due 07/15/17*.......................    810,000     895,050
                                                               -----------
                                                                 1,176,930
                                                               -----------
     TOTAL FOREIGN CORPORATE BONDS & NOTES
        (cost $16,993,331).........................             12,605,997
                                                               -----------
     LOANS(13)(14) -- 5.6%
     AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.8%
       Federal Mogul Corp.
        Tranche B
        2.17% due 12/29/14(2)......................    675,633     626,016
       Federal Mogul Corp.
        Term Loan B D6
        2.17% due 12/27/15(2)......................     17,149      15,890
       Federal Mogul Corp.
        Term Loan B A2
        2.17% due 12/27/15(2)......................     42,873      39,724
       Federal Mogul Corp.
        Tranche C FL
        2.17% due 12/27/15(2)......................     54,663      50,649
       Federal Mogul Corp.
        Tranche B BO
        2.18% due 12/27/15(2)......................     85,746      79,449
       Federal Mogul Corp.
        Term Loan C
        2.18% due 12/27/15(2)......................    364,419     337,657
                                                               -----------
                                                                 1,149,385
                                                               -----------
     BEVERAGES-NON-ALCOHOLIC -- 0.4%
       Le-Natures, Inc.
        9.39% due 03/01/11+(2)(8)(9)...............  1,200,000     488,000
                                                               -----------
     BUILDING-RESIDENTIAL/COMMERCIAL -- 0.0%
       TOUSA, Inc.
        12.25% due 08/15/13(2)(5)..................  1,377,760      24,111
                                                               -----------
     CASINO SERVICES -- 1.1%
       Herbst Gaming, Inc.
        Tranche 1
        12.50% due 12/02/11+(2)(8)(9)..............    265,517     145,592
       Herbst Gaming, Inc.
        Delayed Draw
        12.50% due 12/02/11+(2)(8)(9)..............    726,922     398,595
       Holding Gaming Borrower LP
        9.25% due 02/19/13(2)......................    995,000     955,200
                                                               -----------
                                                                 1,499,387
                                                               -----------
     COMMERCIAL SERVICES -- 0.5%
       Vertrue, Inc.
        7.26% due 08/14/15(2)......................  1,010,000     760,025
                                                               -----------
     CONTAINERS-PAPER/PLASTIC -- 0.6%
       Consolidated Container Compamy
        Second Lien Term Loan
        5.75% due 09/28/14(2)......................  1,000,000     873,333
                                                               -----------

                                                      SHARES/
                                                     PRINCIPAL    VALUE
                  SECURITY DESCRIPTION               AMOUNT**    (NOTE 2)
      --------------------------------------------------------------------
      MEDICAL-DRUGS -- 1.0%
        Triax Pharmaceuticals LLC
         14.00% due 08/30/11(1)(2)(15).............. $1,596,512 $1,452,826
                                                                ----------
      MEDICAL-HOSPITALS -- 0.7%
        Capella Healthcare, Inc.
         2nd Lien
         13.00% due 02/29/16(2).....................  1,000,000  1,020,000
                                                                ----------
      THEATERS -- 0.5%
        AMC Entertainment Holdings, Inc.
         5.25% due 06/15/12(2)......................    741,110    705,907
                                                                ----------
      TOTAL LOANS
         (cost $10,051,492).........................             7,972,974
                                                                ----------
      COMMON STOCK -- 1.7%
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.7%
        Accuride Corp...............................    294,000    386,610
        Lear Corp.+.................................      8,342    661,938
                                                                ----------
                                                                 1,048,548
                                                                ----------
      BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
        Masonite Worldwide Holdings+................        692     29,791
                                                                ----------
      CASINO SERVICES -- 0.0%
        Capital Gaming International, Inc.+ (1)(2)..         77          0
                                                                ----------
      DIVERSIFIED FINANCIAL SERVICES -- 0.3%
        CIT Group, Inc.+............................      9,201    358,471
                                                                ----------
      ENERGY-ALTERNATE SOURCES -- 0.0%
        VeraSun Energy Corp.+ (1)(2)................     20,000          0
                                                                ----------
      FOOD-MISC. -- 0.2%
        Wornick Co.+ (1)(2).........................      7,270    283,530
                                                                ----------
      GAMBLING (NON-HOTEL) -- 0.1%
        Shreveport Gaming Holdings, Inc.+ (1)(2)....     14,150    194,279
                                                                ----------
      GAS-DISTRIBUTION -- 0.1%
        MXEnergy Holdings, Inc.+(1)(2)..............    192,375    163,423
                                                                ----------
      MEDICAL-DRUGS -- 0.0%
        Triax Pharmaceuticals LLC+(1)(2)(16)........    128,418      1,284
                                                                ----------
      MEDICAL-OUTPATIENT/HOME MEDICAL -- 0.0%
        Critical Care Systems International,
         Inc.+ (1)(2)...............................     69,700      8,712
                                                                ----------
      PAPER & RELATED PRODUCTS -- 0.1%
        Caraustar Industries, Inc.+ (1)(2)..........         73    161,038
                                                                ----------
      PUBLISHING-PERIODICALS -- 0.1%
        Haights Cross Communication, Inc.(1)(2).....     19,388    104,114
                                                                ----------
      TOTAL COMMON STOCK
         (cost $3,629,828)..........................             2,353,190
                                                                ----------
      PREFERRED STOCK -- 0.3%
      AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.3%
        Lear Corp. Series A.........................      4,680    367,848
                                                                ----------
      MEDICAL-DRUGS -- 0.0%
        Triax Pharmaceuticals LLC, Class C
         14.70%(1)(2)...............................     39,177        392
                                                                ----------
      TOTAL PREFERRED STOCK
         (cost $226,944)............................               368,240
                                                                ----------

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)

                                                     SHARES/
                                                    PRINCIPAL     VALUE
                SECURITY DESCRIPTION                AMOUNT**     (NOTE 2)
    -----------------------------------------------------------------------
    WARRANTS+ -- 0.0%
    AUTO/TRUCK PARTS & EQUIPMENT-ORIGINAL -- 0.0%
      Lear Corp.
       Expires 11/14/09
       (strike price $.01)........................      1,164  $     92,475
                                                               ------------
    BUILDING PRODUCTS-DOORS & WINDOWS -- 0.0%
      Masonite Worldwide Holdings
       Expires 06/09/14
       (strike price $55.31)......................      3,355        12,162
      Masonite Worldwide Holdings
       Expires 06/09/16
       (strike price $55.31)......................      2,517         9,124
                                                               ------------
                                                                     21,286
                                                               ------------
    OIL COMPANIES-EXPLORATION & PRODUCTION -- 0.0%
      Transmeridian Exploration, Inc.
       Expires 12/15/10
       (Strike price $4.31)(1)(2).................     44,885             0
                                                               ------------
    TELECOM SERVICES -- 0.0%
      Leap Wireless International, Inc.
       Expires 04/15/10
       (strike price $96.80)*(1)(2)...............      2,250             0
                                                               ------------
    TOTAL WARRANTS
       (cost $162,183)............................                  113,761
                                                               ------------
    TOTAL LONG-TERM INVESTMENT SECURITIES
       (cost $144,684,614)........................              138,774,004
                                                               ------------
    REPURCHASE AGREEMENTS -- 1.8%
      Bank of America Joint
       Repurchase Agreement(3).................... $2,125,000     2,125,000
      UBS Securities LLC Joint Repurchase
       Agreement(3)...............................    380,000       380,000
                                                               ------------
    TOTAL REPURCHASE AGREEMENTS
       (cost $2,505,000)..........................                2,505,000
                                                               ------------
    TOTAL INVESTMENTS
       (cost $147,189,614)(7).....................       99.4%  141,279,004
    Other assets less liabilities.................        0.6       807,792
                                                   ----------  ------------
    NET ASSETS                                          100.0% $142,086,796
                                                   ==========  ============

--------
+  Non-income producing security
** Denominated in United States Dollars unless otherwise indicated.
* Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At March 31, 2010, the aggregate value of these securities was $39,551,415 representing 27.8% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
+  Non-income producing security
(1)Fair valued security. Securities are classified as Level 3 based on the securities valuation inputs; see Note 2.
(2)Illiquid security. At March 31, 2010, the aggregate value of these securities was $13,314,024 representing 9.4% of net assets.
(3)See Note 2 for details of Joint Repurchase Agreement.
(4)"Step-up" security where the rate increases ("steps-up") at a predetermined rate. Rate shown reflects the increased rate.
(5)PIK ("Payment-in-Kind") security. Bond or preferred stock that pays interest/dividends in the form of additional bonds or preferred stocks.
(6)Floating rate security where the rate fluctuates. The rate moves up or down at each reset date. The rate reflected is as of March 31, 2010.
(7)See Note 5 for cost of investments on a tax basis.
(8)Security in default
(9)Company has filed for Chapter 11 bankruptcy protection.
(10)Company has filed for bankruptcy in country of issuance.
(11)Bond is in default and did not pay principal at maturity.
(12)Company has filed for Chapter 7 bankruptcy protection.
(13)The Fund invests in senior loans which generally pay interest at rates which are periodically re-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major United States banks, or the certificate of deposit rate. Senior loans are generally considered to be restrictive in that the Fund is ordinarily contractually obligated to receive approval from the Agent Bank and/or borrower prior to the disposition of a senior loan.
(14)Senior loans in the Fund's Portfolio are generally subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for a borrower to prepay, prepayments may occur. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.
(15)A portion of the interest is paid in the form of additional bonds.
(16)Consist of more than one class of securities traded together as a unit.
(17)Income may be received in cash or additional bonds at the discretion of the issuer.
(18)Perpetual maturity-maturity date reflects the next call date.
(19)"Step-up" security where the rate increases ("steps up") at a predetermined rate. Rate shown reflects the increased rate.

        SUNAMERICA HIGH YIELD BOND FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)


The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
-                                  ------------------- ----------------- -------------------- ------------
Long-Term Investment Securities:
  Convertible Bonds & Notes.......     $       --        $    769,072        $        --      $    769,072
  U.S. Corporate Bonds & Notes....             --         110,941,910          3,648,860       114,590,770
  Foreign Corporate Bonds & Notes.             --          12,605,997                  0        12,605,997
  Loans...........................             --           2,022,718          5,950,256         7,972,974
  Common Stock....................      1,436,810                  --            916,380         2,353,190
  Preferred Stock.................        367,848                  --                392           368,240
  Warrants........................        113,761                  --                  0           113,761
Repurchase Agreements.............             --           2,505,000                 --         2,505,000
                                       ----------        ------------        -----------      ------------
Total.............................     $1,918,419        $128,844,697        $10,515,888      $141,279,004
                                       ==========        ============        ===========      ============

The following is a reconciliation of Level 3 assets which significant unobservable inputs were used to determine fair value:

                                                   CONVERTIBLE  U.S. CORPORATE FOREIGN CORPORATE                COMMON
                                                  BONDS & NOTES BONDS & NOTES    BONDS & NOTES      LOANS       STOCK
-                                                 ------------- -------------- ----------------- -----------  ---------
Balance as of 3/31/2009..........................   $ 16,800     $ 8,088,682      $        0     $ 9,162,825  $ 691,369
Accrued discounts/premiums.......................         --             731              --         146,546         --
Realized gain (loss).............................         --      (1,695,516)             --        (875,774)        --
Change in unrealized appreciation (depreciation).     67,200         890,381              --       4,172,672   (140,317)
Net purchases (sales)............................    (84,000)     (3,730,733)             --      (6,656,013)   365,328
Transfers in and/or out of level 3...............         --          95,315              --              --         --
                                                    --------     -----------      ----------     -----------  ---------
Balance as of 03/31/2010.........................   $     --     $ 3,648,860      $        0     $ 5,950,256  $ 916,380
                                                    ========     ===========      ==========     ===========  =========

                                                  PREFERRED
                                                    STOCK    WARRANTS
-                                                 ---------  --------
Balance as of 3/31/2009.......................... $ 137,017   $ 449
Accrued discounts/premiums.......................        --      --
Realized gain (loss).............................  (656,190)     --
Change in unrealized appreciation (depreciation).   519,565    (449)
Net purchases (sales)............................        --      --
Transfers in and/or out of level 3...............        --      --
                                                  ---------   -----
Balance as of 03/31/2010......................... $     392   $   0
                                                  =========   =====

See Notes to Financial Statements

        SUNAMERICA TAX EXEMPT INSURED FUND
        PORTFOLIO PROFILE -- MARCH 31, 2010 -- (UNAUDITED)

ALLOCATION BY STATES*

                      Massachusetts................. 18.4%
                      New York...................... 17.4
                      New Jersey....................  9.9
                      Ohio..........................  8.9
                      Colorado......................  7.8
                      California....................  6.9
                      Texas.........................  6.6
                      Connecticut...................  3.9
                      New Mexico....................  3.8
                      Georgia.......................  3.1
                      South Dakota..................  2.9
                      Missouri......................  2.9
                      Hawaii........................  2.8
                      Arizona.......................  1.9
                      Pennsylvania..................  1.5
                      Nevada........................  0.2
                      Registered Investment Company.  0.1
                                                     ----
                                                     99.0%
                                                     ====

CREDIT QUALITY ALLOCATION+#

                               AAA........  44.2%
                               AA.........  40.4
                               A..........   9.9
                               Not Rated@.   5.5
                                           -----
                                           100.0%
                                           =====

--------
*Calculated as a percentage of net assets.
+Source: Standard and Poor's
#Calculated as a percentage of total debt issues, excluding short-term securities.
@Represents debt issues that either have no rating, or the rating is unavailable from the data source.

        SUNAMERICA TAX EXEMPT INSURED FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010


                                                          PRINCIPAL    VALUE
                  SECURITY DESCRIPTION                     AMOUNT     (NOTE 2)
 -----------------------------------------------------------------------------
 MUNICIPAL BONDS & NOTES -- 98.3%
 ARIZONA -- 1.9%
   Arizona Health Facilities Authority Revenue,
    Revenue Bonds
    5.50% due 01/01/31................................... $1,325,000 $1,355,025
                                                                     ----------
 CALIFORNIA -- 6.9%
   East Bay California Municipal Utility District Water
    System Revenue,
    Series A
    5.00% due 06/01/32(1)................................  2,500,000  2,627,050
   University of California Revenues,
    Series J
    4.50% due 05/15/35(1)................................  2,500,000  2,394,650
                                                                     ----------
                                                                      5,021,700
                                                                     ----------
 COLORADO -- 7.8%
   Aurora Colorado Water Improvement Revenue,
    Series A
    5.00% due 08/01/36(1)................................  3,000,000  3,083,040
   Regional Transportation District Colorado Sales
    Tax Revenue,
    Series A
    5.00% due 11/01/28(1)................................  2,500,000  2,634,250
                                                                     ----------
                                                                      5,717,290
                                                                     ----------
 CONNECTICUT -- 3.9%
   State of Connecticut, Refunded,
    Series B
    5.00% due 06/01/14(1)................................  2,500,000  2,831,525
                                                                     ----------
 GEORGIA -- 3.1%
   Georgia Municipal Electric Authority,
    Power Revenue,
    Series Y
    6.40% due 01/01/13(1)................................     85,000     91,770
   Henry County Georgia School District,
    General Obligation
    4.38% due 08/01/24(1)................................  2,075,000  2,142,209
                                                                     ----------
                                                                      2,233,979
                                                                     ----------
 HAWAII -- 2.8%
   Honolulu Hawaii City & County Board
    Water Supply,
    Water System Revenue,
    Series A
    4.75% due 07/01/31(1)................................  2,000,000  2,042,060
                                                                     ----------
 MASSACHUSETTS -- 18.4%
   Massachusetts State School Building Authority,
    Series A
    5.00% due 08/15/24(1)................................  3,000,000  3,214,980
   Massachusetts State Water Resources Authority,
    Revenue Bonds,
    Series A
    5.00% due 08/01/24(1)................................  3,910,000  4,133,378
   Massachusetts State,
    Series C
    5.25% due 08/01/24(1)................................  2,300,000  2,571,975

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
   ------------------------------------------------------------------------
   MASSACHUSETTS -- (CONTINUED)
     University of Massachusetts Building Authority
      Project Revenue,
      Series 04-1
      14.00% due 11/01/27(1)......................... $3,000,000 $ 3,469,140
                                                                 -----------
                                                                  13,389,473
                                                                 -----------
   MISSOURI -- 2.9%
     Missouri State Health & Educational Facilities
      Authority,
      Series 2003-B
      5.50% due 11/15/32(1)..........................  2,000,000   2,087,640
                                                                 -----------
   NEW JERSEY -- 9.9%
     Garden State Preservation Trust New Jersey
      Open Space & Farmland,
      Series A
      5.80% due 11/01/17(1)..........................  2,500,000   2,929,225
     New Jersey Economic Development
      Authority Revenue Bond,
      School Facility Construction
      5.00% due 09/01/10(1)(2).......................  2,000,000   2,193,180
     New Jersey State Transportation Transit Fund
      Authority,
      Series C
      zero coupon due 12/15/25(1)....................  5,000,000   2,079,550
                                                                 -----------
                                                                   7,201,955
                                                                 -----------
   NEW MEXICO -- 3.8%
     New Mexico Finance Authority Transportation,
      Series A
      5.25% due 06/15/21(1)..........................  2,500,000   2,761,400
                                                                 -----------
   NEW YORK -- 17.0%
     City of Niagara Falls New York,
      General Obligation
      7.50% due 03/01/13(1)..........................    410,000     465,682
     City of Niagara Falls New York,
      Prerefunded,
      General Obligation
      7.50% due 03/01/13(1)..........................     35,000      41,360
     City of Niagara Falls New York,
      General Obligation
      7.50% due 03/01/14(1)..........................    510,000     594,522
     City of Niagara Falls New York,
      Prerefunded,
      General Obligation
      7.50% due 03/01/14(1)..........................     45,000      55,255
     New York New York City Municipal Water
      Finance Authority,
      Water & Sewer Revenue,
      Fiscal 2009-Series A
      5.75% due 06/15/40.............................  2,600,000   2,901,522
     New York State Thruway Authority,
      Series G
      5.25% due 01/01/27(1)..........................  1,500,000   1,576,845
     Port Authority New York & New Jersey,
      Revenue Bonds
      4.50% due 09/15/39.............................  2,500,000   2,471,775

        SUNAMERICA TAX EXEMPT INSURED FUND
        PORTFOLIO OF INVESTMENTS -- MARCH 31, 2010 -- (CONTINUED)

                                                      PRINCIPAL    VALUE
                 SECURITY DESCRIPTION                  AMOUNT     (NOTE 2)
   ------------------------------------------------------------------------
   MUNICIPAL BONDS & NOTES (CONTINUED)
   NEW YORK (CONTINUED)
     Sales Tax Asset Receivables Corp.,
      Series A
      5.25% due 10/15/27(1).......................... $2,000,000 $ 2,175,820
     Triborough Bridge & Tunnel Authority,
      Series A-2
      5.25% due 11/15/34.............................  2,000,000   2,141,340
                                                                 -----------
                                                                  12,424,121
                                                                 -----------
   OHIO -- 8.9%
     Ohio State Higher Educational Facility
      Commission,
      Revenue Bonds
      5.25% due 01/01/29.............................  1,845,000   1,897,988
     Olentangy Local School District Ohio,
      Series A
      5.25% due 12/01/27(1)..........................  3,250,000   3,720,470
     Woodridge, Ohio, Woodmore Local
      School District,
      6.80% due 12/01/14(1)..........................    755,000     848,469
                                                                 -----------
                                                                   6,466,927
                                                                 -----------
   PENNSYLVANIA -- 1.5%
     Pennsylvania State Higher Educational Facility
      Authority,
      Series B
      6.00% due 08/15/22.............................  1,000,000   1,134,770
                                                                 -----------
   SOUTH DAKOTA -- 2.9%
     South Dakota State Health & Educational
      Facilities Revenue,
      Refunding
      6.25% due 07/01/10(1)..........................  2,120,000   2,147,009
                                                                 -----------
   TEXAS -- 6.6%
     Austin Texas Water & Wastewater System,
      Series A
      5.00% due 11/15/34(1)..........................  2,140,000   2,198,015
     Dallas Texas Area Rapid
      Transportation, Sales Tax Revenue
      5.00% due 12/01/36(1)..........................  2,500,000   2,594,325
                                                                 -----------
                                                                   4,792,340
                                                                 -----------
   TOTAL LONG-TERM INVESTMENT SECURITIES
      (cost $68,197,760).............................             71,607,214
                                                                 -----------

                                                  PRINCIPAL
                                                   AMOUNT/    VALUE
                  SECURITY DESCRIPTION             SHARES    (NOTE 2)
        ---------------------------------------------------------------
        SHORT-TERM INVESTMENT SECURITIES -- 0.7%
        MUNICIPAL BONDS & NOTES -- 0.6%
        NEVADA -- 0.2%
          Clark County Nevada School District,
           Series A
           0.34% due 04/01/10(1)(2).............. $120,000  $   120,000
                                                            -----------
        NEW YORK -- 0.4%
          New York NY,
           Series H
           0.34% due 04/01/10(1)(2)..............  300,000      300,000
                                                            -----------
        TOTAL MUNICIPAL BONDS & NOTES
           (cost $420,000).......................               420,000
                                                            -----------
        REGISTERED INVESTMENT COMPANY -- 0.1%
        SSGA Tax Free Money Market Fund
           (cost $42,942)........................   42,942       42,942
                                                            -----------
        TOTAL SHORT-TERM INVESTMENT SECURITIES
           (cost $462,942).......................               462,942
                                                            -----------
        TOTAL INVESTMENTS --
           (cost $68,660,702)(3).................     99.0%  72,070,156
        Other assets less liabilities............      1.0      763,107
                                                  --------  -----------
        NET ASSETS --                                100.0% $72,833,263
                                                  ========  ===========

--------
(1)All or part of this security is insured by the Assured Guaranty Municipal Corporation ("AGM"), Financial Guaranteed Insurance Corp. ("FGIC"), Municipal Bond Insurance Association ("MBIA"), or American Municipal Bond Assurance Corp. ("AMBAC"). The aggregate value is $60,124,794 or 82.6% of Net Assets.
(2)Variable Rate Security -- the rate reflected is as of March 31, 2010, maturity date reflects next reset date.
(3)See Note 5 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund's net assets as of March 31, 2010 (see Note 2):

                                   LEVEL 1--UNADJUSTED  LEVEL 2--OTHER   LEVEL 3--SIGNIFICANT
                                      QUOTED PRICES    OBSERVABLE INPUTS UNOBSERVABLE INPUTS     TOTAL
-                                  ------------------- ----------------- -------------------- -----------
Long-Term Investment Securities:
  Municipal Bonds & Notes.........     $        --        $71,607,214        $        --      $71,607,214
Short Term Investment Securities:
  Municipal Bonds & Notes.........              --            420,000                 --          420,000
  Registered Investment Company...              --             42,942                 --           42,942
                                       -----------        -----------        -----------      -----------
Total.............................     $        --        $72,070,156        $        --      $72,070,156
                                       ===========        ===========        ===========      ===========

See Notes to Financial Statements

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010

NOTE 1. ORGANIZATION

   The SunAmerica Income Funds is an open-end diversified management investment company organized as a Massachusetts business trust (the "Trust"). It currently consists of five different series (each, a "Fund" and collectively, the "Funds"). Each Fund is a separate series of the Trust with distinct investment objectives and/or strategies. Each Fund is managed by SunAmerica Asset Management Corp. (the "Adviser" or "SunAmerica"), an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). An investor may invest in one or more of the following Funds:
   SunAmerica U.S. Government Securities Fund, SunAmerica GNMA Fund, SunAmerica Strategic Bond Fund, SunAmerica High Yield Bond Fund and SunAmerica Tax Exempt Insured Fund. The Funds are considered to be separate entities for financial and tax reporting purposes. The investment objectives and principal investment techniques for each of the Funds are as follows:

   U.S. GOVERNMENT SECURITIES FUND seeks high current income consistent with relative safety of capital by the active trading of U.S. Government securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities.

   GNMA FUND seeks current income, with capital appreciation as a secondary objective, by the active trading of mortgage-backed securities issued or guaranteed by the Government National Mortgage Association (GNMA) without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in such securities. The Fund may also invest in other types of U.S. Government securities.

   STRATEGIC BOND FUND seeks a high level of total return by the active trading of a broad range of bonds, including both investment grade and non-investment grade U.S. and foreign bonds (which may include "junk bonds"), U.S. Government and agency obligations, and mortgage-backed securities, without regard to the maturities of such securities. Under normal market conditions, at least 80% of the Fund's net assets plus any borrowing for investment purposes will be invested in bonds.

   HIGH YIELD BOND FUND seeks a high level of total return by the active trading of below-investment grade U.S. and foreign junk bonds (rated below Baa by Moody's and below BBB by S&P) without regard to the maturities of such securities and bank debt. For purposes of this policy, bonds include fixed-income securities other than short-term commercial paper and preferred stock. Under normal market conditions, at least 80% of the Fund's net assets plus borrowing for investment purposes will be invested in such securities.

   TAX EXEMPT INSURED FUND seeks as high a level of current income exempt from federal income taxes as is consistent with preservation of capital by the active trading of municipal bonds and other municipal securities. Under normal market conditions, at least 80% of Fund's net assets plus any borrowing for investment purposes will be invested in municipal bonds and other municipal securities, the income of which is exempt from federal income taxes, and that are insured as to the scheduled payment of principal and interest for as long as such securities are held by the Fund, without regard to the maturities of such securities.

   Each Fund offers multiple classes of shares. The classes within each Fund are presented in the Statement of Assets and Liabilities. The cost structure for each class is as follows:

   Class A shares are offered at net asset value per share plus an initial sales charge. Additionally, purchases of Class A shares in amounts of $1,000,000 or more will be purchased at net asset value but will be subject to a contingent deferred sales charge on redemptions made within two years of purchase.

   Class B shares are offered without an initial sales charge, although a declining contingent deferred sales charge may be imposed on redemptions made within six years of purchase. Class B shares of each Fund convert automatically to Class A shares on the first business day of the month following the eighth anniversary of the issuance of such Class B shares and at such time will be subject to the lower distribution fee applicable to Class A shares.

   Class C shares are offered at net asset value per share without an initial sales charge and may be subject to a contingent deferred sales charge on redemptions made within 12 months of purchase. Certain Class C shares of particular Funds issued in connection with particular reorganizations or mergers will convert automatically to Class A shares approximately ten years after purchase and at such time will be subject to the lower distribution fee applicable to Class A shares.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   Each class of shares bears the same voting, dividend, liquidation and other rights and conditions except as may otherwise be provided in the Trust's registration statement. Class A, Class B and Class C shares each makes distribution and account maintenance and service fee payments under the distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act") except that Class B and Class C shares are subject to higher distribution fees.

   INDEMNIFICATIONS: The Trust's organizational documents provide current and former officers and trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust. In addition, pursuant to Indemnification Agreements between the Trust and each of the current trustees who is not an "interested person," as defined in
   Section 2(a)(19) of the 1940 Act, of the Trust (collectively, the "Disinterested Trustees"), the Trust provides the Disinterested Trustees with a limited indemnification against liabilities arising out of the performance of their duties to the Trust, whether such liabilities are asserted during or after their service as trustees. In addition, in the normal course of business the Trust enters into contracts that contain the obligation to indemnify others. The Trust's maximum exposure under these arrangements is unknown. Currently, however, the Trust expects the risk of loss to be remote.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

   The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates and those differences could be significant. The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements:

   SECURITY VALUATIONS: Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price ("NOCP"). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

   As of the close of regular trading on the New York Stock Exchange ("NYSE"), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security's price is available from more than one exchange, a Fund uses the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund's shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustee's (the "Board") to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. For foreign equity securities, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

   Non-convertible bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable the securities may be priced at the mean of two independent quotes obtained from brokers.

   Forward contracts are valued at the 4:00 p.m. eastern time forward rate. Other securities are valued on the basis of last sale or bid price (if a last sale price is not available) in what is, in the opinion of the Adviser, the broadest and most representative market, that may be either a securities exchange or over-the-counter market. Senior secured floating rate loans ("Loans") for which an

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)

   active secondary market exists to a reliable degree, will be valued at the mean of the last available bid and ask prices in the market for such Loans, as provided by a third party pricing service. Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

   Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to a Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day.

   Securities for which market quotations are not readily available or if a development/significant event occurs that may significantly impact the value of the security, then these securities are fair valued, as determined pursuant to procedures adopted in good faith by the Board. There is no single standard for making fair value determinations, which may result in prices that vary from those of other funds.

   The various inputs that may be used to determine the value of the Funds' investments are summarized into three levels listed below:

   Level 1 -- Unadjusted quoted prices in active markets for identical securities
   Level 2 -- Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, etc.)
   Level 3 -- Significant unobservable inputs (includes inputs that reflect the Funds' own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances).

   The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

   The summary of the inputs used to value the Funds' net assets as of March 31, 2010 are reported on a schedule following the Portfolio of Investments.

   FOREIGN CURRENCY TRANSLATION: The books and records of the Funds are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies and commitments under forward foreign currency contracts are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.

   The Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at the end of the period. Similarly, the Funds do not isolate the effect of changes in foreign exchange rates from the changes in the market prices of portfolio securities sold during the year.

   Realized foreign exchange gains and losses on other assets and liabilities and change in unrealized foreign exchange gains and losses on other assets and liabilities include foreign exchange gains and losses from currency gains or losses realized between the trade and settlement dates of securities transactions, the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid and changes in the unrealized foreign exchange gains and losses relating to other assets and liabilities arising as a result of changes in the exchange rate.

   SHORT SALES: Each Fund may engage in "short sales against the box." A short sale is against the box to the extent that the Fund contemporaneously owns, or has the right to obtain without payment, securities identical to those sold short. In addition, the High Yield Bond Fund and the GNMA Fund may sell a security it does not own in anticipation of a decline in the market value of that security ("short sales"). To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay to the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)

   required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Fund replaces a borrowed security, the Fund will maintain daily a segregated account, containing cash or liquid securities, at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. Liabilities for securities sold short are reported at market value in the financial statements. Such liabilities are subject to off balance sheet risk to the extent of any future increases in market value of the securities sold short. The ultimate liability for securities sold short could exceed the liabilities recorded in the Statement of Assets and Liabilities. The Fund bears the risk of potential inability of the broker to meet their obligation to perform.

   MORTGAGE-BACKED DOLLAR ROLLS: Certain Funds may enter into dollar roll transactions using "to be announced" ("TBA") mortgage-backed securities ("TBA Rolls"). The Funds' policy is to record the components of TBA Rolls as purchase/sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the date the transaction is entered into. During the year ended March 31, 2010, the U.S. Government Securities Fund and the GNMA Fund entered into dollar roll transactions. Dollar roll transactions involve the risk that the market value of the securities held by the Fund may decline below the price of the securities that the Fund has sold but is obligated to repurchase under the agreement. In the event that the buyer of securities in a dollar roll transaction files bankruptcy or becomes insolvent, the Fund's use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. The return earned by the Fund with the proceeds of the dollar roll transaction may not exceed transaction costs. For the year ended March 31, 2010, the U.S. Government Securities Fund and the GNMA Fund had realized gains (losses) from mortgage-backed dollar rolls of $1,629,551 and $6,782,812, respectively.

   REPURCHASE AGREEMENTS: The Funds, along with other affiliated registered investment companies, pursuant to and in accordance with applicable Securities and Exchange Commission ("SEC") guidance, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. For repurchase agreements and joint repurchase agreements, the Funds' custodian takes possession of the collateral pledged for investments in such repurchase agreements. The underlying collateral is valued daily on a mark to market basis, plus accrued interest to ensure that the value, at the time the agreement is entered into, is equal to at least 102% of the repurchase price, including accrued interest. In the event of default of the obligation to repurchase, a Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

   As of March 31, 2010, the following Funds held an undivided interest in a joint repurchase agreement with State Street Bank & Trust Co.:

                            PERCENTAGE  PRINCIPAL
FUND                         INTEREST    AMOUNT
----                        ---------- -----------
U.S. Government Securities.   12.37%   $30,518,000
GNMA.......................   19.86     49,002,000
Strategic Bond.............    1.15      2,843,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   State Street Bank & Trust Co., dated March 31, 2010, bearing interest at a rate of 0.00% per annum, with a principal amount of $246,749,000, a repurchase price of $246,749,000, and a maturity date of April 1, 2010. The repurchase agreement is collateralized by the following:

                                   MATURITY  PRINCIPAL      MARKET
TYPE OF COLLATERAL   INTEREST RATE   DATE     AMOUNT        VALUE
------------------   ------------- -------- ------------ ------------
U.S. Treasury Bills.     0.16%     05/06/10 $248,535,000 $248,510,147
U.S. Treasury Bills.     0.15      06/03/10    3,175,000    3,174,048

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   As of March 31, 2010, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America:

                 PERCENTAGE PRINCIPAL
FUND              INTEREST   AMOUNT
----             ---------- ----------
High Yield Bond.    1.06%   $2,125,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   Bank of America, dated March 31, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $199,850,000, a repurchase price of $199,850,056, and a maturity date of April 1, 2010. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL      MARKET
TYPE OF COLLATERAL     RATE     DATE      AMOUNT        VALUE
------------------   -------- --------- ------------ ------------
U.S. Treasury Notes.   4.00%  8/15/2018 $197,509,600 $204,422,436

   As of March 31, 2010, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

                 PERCENTAGE PRINCIPAL
FUND              INTEREST   AMOUNT
----             ---------- ---------
High Yield Bond.    1.11%   $380,000

   As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

   UBS Securities LLC, dated March 31, 2010, bearing interest at a rate of 0.01% per annum, with a principal amount of $34,330,000, a repurchase price of $34,330,010, and a maturity date of April 1, 2010. The repurchase agreement is collateralized by the following:

                     INTEREST MATURITY   PRINCIPAL    MARKET
TYPE OF COLLATERAL     RATE     DATE      AMOUNT      VALUE
------------------   -------- --------- ----------- -----------
U.S. Treasury Notes.   0.88%  2/28/2011 $34,971,300 $35,146,157

   SECURITIES TRANSACTIONS, INVESTMENT INCOME, EXPENSES, DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: Security transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is accrued daily from settlement date except when collection is not expected. Dividend income is recorded on the ex-dividend date except for certain dividends from foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. For financial statement purposes, the Funds amortize all premiums and accrete all discounts on fixed income securities. Funds which earn foreign income and capital gains may be subject to foreign withholding taxes at various rates. Under applicable foreign law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

   Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class of shares at the beginning of the day (after adjusting for the current capital share activity of the respective class).

   Expenses common to all Funds, not directly related to individual Funds are allocated among the Funds based on relative net assets or other appropriate methods. In all other respects, expenses are charged to each Fund as incurred on a specific identification basis. Interest earned on cash balances held at the custodian is shown as custody credits on the Statement of Operations.

   Dividends from net investment income are accrued daily and paid monthly. Capital gain distributions, if any, are paid annually. The Funds record dividends and distributions to their shareholders on the ex-dividend date. The Funds reserve the right to declare and pay dividends less frequently than disclosed above, provided that the net realized capital gains and net investment income, if

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)

   any, are paid at least annually. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts at fiscal year end based on their federal tax-basis treatment; temporary differences do not require reclassification. Net investment income/loss, net realized gain/loss and net assets are not affected by these reclassifications.

   Each Fund intends to comply with the requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute all of their net income (taxable and tax exempt) to their shareholders. Therefore, no federal tax provision is required. Each Fund is considered a separate entity for tax purposes. Each Fund files U.S. federal and certain state income tax returns. With few exceptions, each Fund is no longer subject to U.S. federal and state tax examinations by tax authorities for tax returns ending before 2006.

NOTE 3. INVESTMENT ADVISORY AND MANAGEMENT AGREEMENT, DISTRIBUTION AGREEMENT AND SERVICE AGREEMENT

   The Trust, on behalf of each Fund, has an Investment Advisory and Management Agreement (the "Agreement") with SunAmerica. Under the Agreement, SunAmerica provides continuous supervision of a Fund's portfolio and administers its corporate affairs, subject to general review by the Trustees. In connection therewith, SunAmerica furnishes the Funds with office facilities, maintains certain of the Funds' books and records, and pays the salaries and expenses of all personnel, including officers of the Funds, who are employees of SunAmerica and its affiliates.

   The Funds pay SunAmerica a monthly investment advisory and management fee calculated daily at the following annual percentages of each Fund's average daily net assets:

                                                              MANAGEMENT
                                           ASSETS                FEES
                                 ---------------------------- ----------
U.S. Government Securities Fund.           $0 - $200 million    0.650%
                                 (greater than) $200 million    0.620
                                 (greater than) $400 million    0.550
GNMA Fund.......................            $0 - $25 million    0.550
                                  (greater than) $25 million    0.500
                                  (greater than) $50 million    0.450
Strategic Bond Fund.............           $0 - $350 million    0.650
                                 (greater than) $350 million    0.600
High Yield Bond Fund............           $0 - $200 million    0.750
                                 (greater than) $200 million    0.720
                                 (greater than) $400 million    0.550
Tax Exempt Insured Fund*........           $0 - $350 million    0.500
                                 (greater than) $350 million    0.450

--------
* Pursuant to a Fee Waiver Agreement, SunAmerica is contractually obligated to waive its advisory fee with respect to the Tax Exempt Insured Fund so that the advisory fee payable by the Fund to SunAmerica under the agreement equals 0.15% of average daily net assets. This fee waiver will continue in effect indefinitely, unless terminated by the Trustees, including a majority of the Disinterested Trustees.

   For the period ended March 31, 2010, the amount of the investment advisory fee waived was $263,039 for the Tax Exempt Insured Fund. The amount is reflected in the Statement of Operations.

   The Strategic Bond Fund is subadvised by PineBridge Investments, LLC ("PineBridge"). The Tax Exempt Fund is subadvised by AIG Asset Management (U.S.), LLC ("AMG"). Effective December 31, 2009, AIG Global Investment Corp. ("AIGGIC"), the prior subadviser to the Tax Exempt Insured Fund, designated AMG as its successor under the Subadvisory Agreement between AIGGIC and SunAmerica and assigned its rights under the Subadvisory Agreement to AMG. The High Yield Bond Fund is subadvised by Wellington Management Company, LLP ("Wellington Management"), who replaced AIGGIC as the subadviser to this Fund on July 24, 2009. Under the Subadvisory Agreements, PineBridge, AMG, and Wellington Management manage the investment and reinvestment of the assets of the Strategic Bond Fund, Tax Exempt Insured Fund, and the High Yield Bond Fund, respectively. AMG is an indirect wholly-owned subsidiary of AIG, and an affiliate of SunAmerica.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   SunAmerica pays PineBridge, AMG and Wellington Management fees out of the investment advisory fees it receives from the respective Funds. The portion of the investment advisory fees received by SunAmerica that are paid to PineBridge, AMG and Wellington with respect to the Strategic Bond Fund, Tax Exempt Insured Fund, and High Yield Bond Fund, respectively, are as follows:

                                     SUBADVISORY FEES
                               ----------------------------
                               STRATEGIC BOND   TAX EXEMPT
ASSETS                              FUND       INSURED FUND+
------                         --------------- -------------
$0 - $200 million.............      0.35%          0.25%
  (greater than) $200 million.      0.25           0.22
  (greater than) $500 million.      0.20           0.15

                               HIGH YIELD BOND
                                    FUND*
                               ---------------
$0 - $150 million.............      0.40%
  (greater than) $150 million.      0.35
  (greater than) $500 million.      0.30

--------
* Prior to September 15, 2009, the amount of subadvisory fees paid to AIGGIC under its prior subadvisory agreement with SunAmerica, and to Wellington Management under its interim subadvisory agreement with SunAmerica, which went into effect on July 24, 2009 when Wellington Management replaced AIGGIC, was 0.45% on the first $200 million, 0.35% on the next $300 million, and 0.30% on assets over $500 million. Upon shareholder approval of the new subadvisory agreement with Wellington Management on September 15, 2009, the rates reflected in the table went into effect.
+ Pursuant to a Subadvisory Fee Waiver Agreement, AMG is contractually obligated to waive its subadvisory fee with respect to the Tax Exempt Insured Fund so that the subadvisory fee payable by SunAmerica to AMG under the subadvisory agreement equals 0.075% of average daily net assets. The Subadvisory Fee Waiver Agreement will continue in effect as long as the Fee Waiver Agreement remains in effect.

   SunAmerica has contractually agreed to waive fees and/or reimburse expenses, to the extent necessary to cap the Funds' annual fund operating expenses at the following percentages of each Fund's average net assets. Annual Fund operating expenses shall not include extraordinary expenses as determined under generally accepted accounting principles, or acquired Fund fees and expenses. The contractual expense waivers and fee reimbursements will continue indefinitely, subject to termination by the Trustees, including a majority of the Disinterested Trustees.

FUND                                PERCENTAGE
----                                ----------
U.S. Government Securities Class A.    0.99%
U.S. Government Securities Class B.    1.64
U.S. Government Securities Class C.    1.64
GNMA Fund Class A..................    0.99
GNMA Fund Class B..................    1.64
GNMA Fund Class C..................    1.64
Strategic Bond Class A.............    1.40
Strategic Bond Class B.............    2.05
Strategic Bond Class C.............    2.05
High Yield Bond Class A............    1.36
High Yield Bond Class B............    2.01
High Yield Bond Class C............    2.01

   Further, SunAmerica is voluntarily waiving fees and/or reimbursing expenses, if necessary, so that the total net expense ratios for the following classes do not exceed the amounts set forth below. The voluntary fee waivers and/or expense reimbursements may be terminated at any time at the option of SunAmerica.

FUND                             PERCENTAGE
----                             ----------
Tax Exempt Insured Fund Class C.    1.95%

   For the U.S. Government Fund and GNMA Fund, any voluntary or contractual waivers and/or reimbursements made by SunAmerica are subject to recoupment from the Funds within the following two years of making such waivers or reimbursements, provided that the Funds are able to effect such payment to SunAmerica and remain in compliance with the foregoing expense limitations.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   For the period ended March 31, 2010, pursuant to the contractual and voluntary expense limitations in the above tables SunAmerica has waived and/or reimbursed expenses as follows:

                            OTHER EXPENSES
FUND                          REIMBURSED
----                        --------------
U.S. Government Securities.    $234,324

                                    CLASS SPECIFIC
FUND                                   EXPENSES
----                                --------------
U.S. Government Securities Class A.    $408,022
U.S. Government Securities Class B.      41,233
U.S. Government Securities Class C.      55,216
GNMA Class A.......................     489,638
GNMA Class B.......................      70,003
GNMA Class C.......................     126,914
High Yield Bond Class A............     137,145
High Yield Bond Class B............      43,257
High Yield Bond Class C............      79,875

   At March 31, 2010, expenses previously waived or reimbursed by SunAmerica that are subject to recoupment are as follows:

                            OTHER EXPENSES
FUND                          REIMBURSED
----                        --------------
U.S. Government Securities.    $432,805

                                    CLASS SPECIFIC
                                       EXPENSES
FUND                                  REIMBURSED
----                                --------------
U.S. Government Securities Class A.    $903,665
U.S. Government Securities Class B.      89,807
U.S. Government Securities Class C.     111,022
GNMA Class A.......................     885,166
GNMA Class B.......................     134,693
GNMA Class C.......................     195,890

   The Trust, on behalf of each Fund, has entered into a Distribution Agreement with SunAmerica Capital Services, Inc. ("SACS" or "Distributor"), an affiliate of the Adviser. Each Fund has adopted a Distribution Plan on behalf of each Class in accordance with the provisions of Rule 12b-1 under the 1940 Act (each a "Plan" and collectively the "Plans"), hereinafter referred to as the "Class A Plan," the "Class B Plan" and the "Class C Plan." In adopting the Class A Plan, the Class B Plan and the Class C Plan, the Trustees determined that there was a reasonable likelihood that each such Plan would benefit the Trust and the shareholders of the respective class. The sales charge and distribution fees of a particular class will not be used to subsidize the sale of shares of any other class.

   The Class A, Class B and Class C Plans, provide that the Trust, on behalf of the respective classes, shall pay the Distributor a distribution fee at an annual rate of up to 0.10%, 0.75% and 0.75%, of average daily net assets of such Fund's Class A, Class B and Class C shares respectively, to compensate the Distributor and certain securities firms for providing sales and promotional activities for distributing that class of shares. The distribution costs for which the Distributor may be compensated for include fees paid to broker-dealers that have sold Fund shares, commissions, and other expenses such as those incurred for sales literature, prospectus printing and distribution and compensation to wholesalers. It is possible that in any given year the amount paid to the Distributor under the Class A Plan, Class B Plan or Class C Plan may exceed the Distributor's distribution costs as described above. The Plans also provide that each class of shares of the Trust will also pay the Distributor an account maintenance fee at the annual rate of up to 0.25% of the aggregate average daily net assets of such class of shares to compensate the Distributor and securities firms for account maintenance activities. Accordingly, for the year ended March 31, 2010, SACS received fees (see the Statement of Operations) based upon the aforementioned rates.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   SACS receives sales charges on each Fund's Class A shares, portions of which are reallowed to affiliated broker-dealers and non-affiliated broker-dealers. SACS also receives the proceeds of contingent deferred sales charges paid by investors in connection with certain redemptions of Class A, Class B and Class C shares. SACS has advised the Funds that for the year ended March 31, 2010, the proceeds received from Class A sales (and paid out to affiliated and non-affiliated broker-dealers) and Class A, Class B and Class C redemptions were as follows:

                                                   CLASS A                           CLASS B        CLASS C
                            ----------------------------------------------------  -------------- --------------
                                                                     CONTINGENT     CONTINGENT     CONTINGENT
                             SALES     AFFILIATED   NON-AFFILIATED DEFERRED SALES DEFERRED SALES DEFERRED SALES
FUND                        CHARGES  BROKER-DEALERS BROKER-DEALERS    CHARGES        CHARGES        CHARGES
----                        -------- -------------- -------------- -------------- -------------- --------------
U.S. Government Securities. $ 71,371    $11,148        $ 48,604       $(1,296)       $21,180        $ 6,573
GNMA.......................  476,193     56,742         339,702         4,315         44,738         50,973
Strategic Bond.............  395,013     45,130         284,906         6,547         75,580         30,702
High Yield Bond............  152,764     19,367         107,656           510         44,157          5,842
Tax Exempt Insured.........  125,929     26,005          78,445        20,000          3,269          5,111

   The Trust has entered into a Service Agreement with SunAmerica Fund
   Services, Inc. ("SAFS"), an affiliate of the Adviser. Under the Service Agreement, SAFS performs certain shareholder account functions by assisting the Funds' transfer agent in connection with the services that it offers to the shareholders of the Funds. The Service Agreement permits the Funds to compensate SAFS for services rendered, based upon an annual rate of 0.22% of average daily net assets, which is approved annually by the Trustees. For the year ended March 31, 2010, the Funds incurred the following expenses which are included in transfer agent fees and expenses in the Statement of Operations to compensate SAFS pursuant to the terms of the Service Agreement:

                                               PAYABLE AT
FUND                                EXPENSES MARCH 31, 2010
----                                -------- --------------
U.S. Government Securities Class A. $352,041    $29,980
U.S. Government Securities Class B.   24,618      1,640
U.S. Government Securities Class C.   38,907      2,910
GNMA Class A.......................  709,689     55,431
GNMA Class B.......................   82,821      6,039
GNMA Class C.......................  170,675     14,019
Strategic Bond Class A.............  598,166     53,243
Strategic Bond Class B.............   98,433      9,357
Strategic Bond Class C.............  533,582     47,752
High Yield Bond Class A............  167,603     14,554
High Yield Bond Class B............   42,043      3,398
High Yield Bond Class C............   95,175      8,294
Tax Exempt Insured Class A.........  124,480     10,173
Tax Exempt Insured Class B.........    5,313        432
Tax Exempt Insured Class C.........   35,546      3,138

   At March 31, 2010, the following affiliates owned a percentage of the outstanding shares of the following funds: Focused Balanced Portfolio, Focused Fixed Income and Equity Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned 6.6%, 7.3% and 7.1% of the U.S. Government Securities Fund, respectively; Focused Balanced Strategy Portfolio and Focused Multi-Asset Strategy Portfolio owned 15.5% and 10.9% of the GNMA Fund, respectively; and Focused Multi-Asset Strategy Portfolio owned 15.6% of SunAmerica Strategic Bond Fund.

   Due to redemptions of shares in the U.S. Government Securities Fund on June 6, 2009, June 9, 2009 and June 10, 2009, the Fund had borrowings in excess of 5% of the Fund's total assets. The U.S. Government Securities Fund is subject to an investment restriction which prohibits the Fund from borrowing in excess of 5% of total assets for temporary or emergency purposes. On June 10, 2009, the U.S. Government Securities Fund closed out its excess borrowing position. SunAmerica reimbursed the U.S. Government Securities Fund for the accumulated interest charges on the excess borrowings of $647.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   On March 4, 2009, AIG, the ultimate parent of SunAmerica, SACS, SAFS and AIGGIC, issued and sold to the AIG Credit Facility Trust, a trust established for the sole benefit of the United States Treasury (the "Trust"), 100,000 shares of AIG's Series C Perpetual, Convertible, Participating Preferred Stock (the "Stock") for an aggregate purchase price of $500,000, with an understanding that additional and independently sufficient consideration was also furnished to AIG by the Federal Reserve Bank of New York (the "FRBNY") in the form of its lending commitment (the "Credit Facility") under the Credit Agreement, dated as of September 22, 2008, between AIG and the FRBNY. The Stock has preferential liquidation rights over AIG common stock, and, to the extent permitted by law, votes with AIG's common stock on all matters submitted to AIG's shareholders. The Trust has approximately 79.8% of the aggregate voting power of AIG's common stock and is entitled to approximately 79.8% of all dividends paid on AIG's common stock, in each case treating the Stock as if converted. The Stock will remain outstanding even if the Credit Facility is repaid in full or otherwise terminates.

NOTE 4. PURCHASES AND SALES OF INVESTMENT SECURITIES

   The aggregate cost of purchases and proceeds from sales and maturities of long-term investments during the year ended March 31, 2010 were as follows:

                                          U.S. GOVERNMENT                                          TAX EXEMPT
                                            SECURITIES         GNMA       STRATEGIC    HIGH YIELD   INSURED
                                               FUND            FUND       BOND FUND    BOND FUND      FUND
                                          --------------- -------------- ------------ ------------ -----------
Purchases (excluding U.S. government
 securities).............................  $         --   $           -- $847,461,553 $145,021,316 $32,939,386
Sales (excluding U.S. government
 securities).............................            --               --  771,436,856  146,587,003  26,631,267
Purchases of U.S. government securities..   732,108,315      439,497,683   40,980,217           --          --
Sales of U.S. government securities......   806,210,749    1,363,086,396   69,435,358           --          --

NOTE 5. FEDERAL INCOME TAXES

   The following details the tax basis of distributions as well as the components of distributable earnings. The tax basis components of distributable earnings differ from the amounts reflected in the Statement of Assets and Liabilities by temporary book/tax differences primarily arising from wash sales, treatment of defaulted securities, deferred directors compensation, amortization of premium/discount, post-October losses, and derivative transactions.

                                     DISTRIBUTABLE EARNINGS                    TAX DISTRIBUTIONS
                                FOR THE YEAR ENDED MARCH 31, 2010      FOR THE YEAR ENDED MARCH 31, 2010
                            ----------------------------------------  ------------------------------------
                                          LONG-TERM
                                        GAINS/CAPITAL    UNREALIZED
                             ORDINARY       LOSS        APPRECIATION   ORDINARY     LONG-TERM
                              INCOME      CARRYOVER    (DEPRECIATION)   INCOME    CAPITAL GAINS TAX EXEMPT
-                           ----------  -------------  -------------- ----------- ------------- ----------
U.S. Government Securities. $1,535,467  $          --   $   346,762   $ 5,574,854  $2,031,112   $       --
GNMA.......................  4,328,064             --    10,718,691    16,553,705       6,540           --
Strategic Bond.............  2,801,310    (93,954,102)    6,101,206    35,389,553          --           --
High Yield Bond............  1,094,337   (101,752,662)   (8,428,400)   14,724,554          --           --
Tax Exempt Insured.........    292,225*        56,016     3,413,638         4,042          --    2,410,174

                                     TAX DISTRIBUTIONS
                             FOR THE YEAR ENDED MARCH 31, 2009
                            ------------------------------------
                             ORDINARY     LONG-TERM
                              INCOME    CAPITAL GAINS TAX EXEMPT
-                           ----------- ------------- ----------
U.S. Government Securities. $ 6,096,750      $--      $       --
GNMA.......................  16,899,882       --              --
Strategic Bond.............  51,954,475       --              --
High Yield Bond............  15,266,449       --              --
Tax Exempt Insured.........          --       --       1,928,998

--------
*  Included in this amount are tax exempt distributable earnings of $159,195.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   The amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchase agreements, were as follows:

                                                   U.S.
                                                GOVERNMENT                                              TAX EXEMPT
                                                SECURITIES       GNMA        STRATEGIC    HIGH YIELD     INSURED
                                                   FUND          FUND        BOND FUND    BOND FUND        FUND
                                               ------------  ------------  ------------  ------------  -----------
Cost.......................................... $215,504,463  $518,549,600  $587,479,587  $149,707,404  $68,656,518
                                               ============  ============  ============  ============  ===========
Appreciation..................................    3,529,789    12,518,230    27,374,881    12,841,066    3,633,863
Depreciation..................................   (3,183,027)   (1,799,539)  (21,265,980)  (21,269,466)    (220,225)
                                               ------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) -- net. $    346,762  $ 10,718,691  $  6,108,901  $ (8,428,400) $ 3,413,638
                                               ============  ============  ============  ============  ===========

   As of March 31, 2010, for Federal income tax purposes, the Funds indicated below have capital loss carryforwards, which expire in the year indicated, which are available to offset future capital gains, if any:

FUND                   2011      2012    2013    2014    2015      2016       2017        2018
----                ----------- ------- ------- ------- ------- ---------- ----------- -----------
U.S. Government
 Securities........ $        -- $    -- $    -- $    -- $    -- $       -- $        -- $        --
GNMA...............          --      --      --      --      --         --          --          --
Strategic Bond.....  10,040,945      --      --      --      --  1,093,732  27,694,295  55,125,130
High Yield Bond....  48,994,980      --      --      --      --  4,051,423   9,384,737  39,321,522
Tax Exempt Insured.          --      --      --      --      --         --          --          --

   The Funds indicated below utilized capital loss carryforwards, which offset net taxable gains realized in the year ended March 31, 2010:

                            CAPITAL LOSS CAPITAL LOSS
                            CARRYFORWARD CARRYFORWARD
FUND                          UTILIZED     EXPIRED
----                        ------------ ------------
U.S. Government Securities.  $1,844,407  $        --
GNMA.......................          --           --
Strategic Bond.............          --    6,464,175
High Yield Bond............          --   32,249,552
Tax Exempt Insured.........     443,460           --

   Under the current law, losses realized after October 31 and prior to the Fund's fiscal year end may be deferred as occurring on the first day of the following year. For the fiscal year ended March 31, 2010, the Funds elected to defer losses as follows:

                              DEFERRED     DEFERRED
                            POST-OCTOBER POST-OCTOBER
FUND                        CAPITAL LOSS CURRENCY LOSS
----                        ------------ -------------
U.S. Government Securities.  $   13,274       $--
GNMA.......................     318,622        --
Strategic Bond.............          --        --
High Yield Bond............   1,896,570        --
Tax Exempt Insured.........          --        --

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   For the period ended March 31, 2010, the reclassifications arising from book/tax differences resulted in increases (decreases) that were primarily due to net paydown adjustments, amortization of discount/premium, fair fund payments, expiration of capital loss carry forward amounts and treatment of foreign currency to the components of net assets as follows:

                             ACCUMULATED    ACCUMULATED
                            UNDISTRIBUTED  UNDISTRIBUTED
                            NET INVESTMENT NET REALIZED     CAPITAL
                            INCOME (LOSS)   GAIN (LOSS)     PAID-IN
                            -------------- ------------- ------------
U.S. Government Securities.   $  495,857    $  (495,857) $         --
GNMA.......................      968,645       (967,495)       (1,150)
Strategic Bond.............    4,114,868      2,349,307    (6,464,175)
High Yield Bond............      390,977     31,858,575   (32,249,552)
Tax Exempt Insured.........          351           (351)           --

NOTE 6. CAPITAL SHARE TRANSACTIONS

   Transactions in capital shares of each class of each series were as follows:

                                                       U.S. GOVERNMENT SECURITIES FUND
                     --------------------------------------------------------------------------------------------------
                                            CLASS A                                           CLASS B
                     ----------------------------------------------------  --------------------------------------------
                              FOR THE                    FOR THE                  FOR THE                FOR THE
                            YEAR ENDED                 YEAR ENDED                YEAR ENDED             YEAR ENDED
                          MARCH 31, 2010             MARCH 31, 2009            MARCH 31, 2010         MARCH 31, 2009
                     ------------------------  --------------------------  ---------------------  ---------------------
                       SHARES       AMOUNT        SHARES        AMOUNT      SHARES      AMOUNT     SHARES      AMOUNT
                     ----------  ------------  -----------  -------------  --------  -----------  --------  -----------
Shares
 sold(1)(2)(3)(4)...  4,951,835  $ 48,670,045    9,690,670  $  93,729,200   190,591  $ 1,855,557   732,418  $ 7,103,474
Reinvested shares...    578,905     5,603,767      421,489      4,055,900    25,168      243,951    25,816      248,047
Shares
 redeemed(1)(2)..... (6,748,893)  (65,210,789) (11,990,274)  (117,892,171) (895,135)  (8,716,473) (767,191)  (7,490,841)
                     ----------  ------------  -----------  -------------  --------  -----------  --------  -----------
Net increase
 (decrease)......... (1,218,153) $(10,936,977)  (1,878,115) $ (20,107,071) (679,376) $(6,616,965)   (8,957) $  (139,320)
                     ==========  ============  ===========  =============  ========  ===========  ========  ===========

                                U.S. GOVERNMENT SECURITIES FUND
                     ----------------------------------------------------
                                            CLASS C
                     ----------------------------------------------------
                              FOR THE                    FOR THE
                            YEAR ENDED                 YEAR ENDED
                          MARCH 31, 2010             MARCH 31, 2009
                     ------------------------  --------------------------
                       SHARES       AMOUNT        SHARES        AMOUNT
                     ----------  ------------  -----------  -------------
Shares sold.........    352,862  $  3,451,796    1,499,699  $  14,536,998
Reinvested shares...     37,758       365,353       24,122        231,902
Shares
 redeemed(3)(4).....   (837,746)   (8,141,457)  (1,274,412)   (12,379,114)
                     ----------  ------------  -----------  -------------
Net increase
 (decrease).........   (447,126) $ (4,324,308)     249,409  $   2,389,786
                     ==========  ============  ===========  =============

--------
(1)For the year ended March 31, 2010, includes automatic conversion of 266,173 shares of Class B shares in the amount of $2,595,191 to 266,263 shares of Class A shares in the amount of $2,595,191.
(2)For the year ended March 31, 2009, includes automatic conversion of 79,946 shares of Class B shares in the amount of $787,506 to 79,992 shares of Class A shares in the amount of $787,506.
(3)For the year ended March 31, 2010, includes automatic conversion of 3,788 shares of Class C shares in the amount of $37,556 to 3,785 shares of Class A shares in the amount of $37,556.
(4)For the year ended March 31, 2009, includes automatic conversion of 8,074 shares of Class C shares in the amount of $76,701 to 8,070 shares of Class A shares in the amount of $76,701.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                                   GNMA FUND
                  ----------------------------------------------------------------------------------------------------------
                                          CLASS A                                               CLASS B
                  ------------------------------------------------------  --------------------------------------------------
                            FOR THE                     FOR THE                    FOR THE                   FOR THE
                          YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                        MARCH 31, 2010              MARCH 31, 2009             MARCH 31, 2010            MARCH 31, 2009
                  --------------------------  --------------------------  ------------------------  ------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                  -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares
 sold(1)(2)(3)(4)   8,843,827  $ 103,866,817   16,454,058  $ 190,740,558     455,746  $  5,370,482     893,277  $ 10,341,831
Reinvested
 shares..........     850,332      9,992,440      930,075     10,662,369      79,649       938,224     115,705     1,333,338
Shares
 redeemed(1)(2).. (14,279,708)  (167,696,258) (16,639,819)  (190,295,408) (1,602,886)  (18,883,109) (1,256,553)  (14,461,371)
                  -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Net
 increase
 (decrease)......  (4,585,549) $ (53,837,001)     744,314  $  11,107,519  (1,067,491) $(12,574,403)   (247,571) $(2,786,202)
                  ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                         GNMA FUND
                  ------------------------------------------------------
                                          CLASS C
                  ------------------------------------------------------
                            FOR THE                     FOR THE
                          YEAR ENDED                  YEAR ENDED
                        MARCH 31, 2010              MARCH 31, 2009
                  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT
                  -----------  -------------  -----------  -------------
Shares sold......   2,818,246  $  33,248,319    4,782,459  $  55,469,801
Reinvested
 shares..........     140,442      1,656,772      110,892      1,283,588
Shares
 redeemed(3)(4)..  (3,180,279)   (37,481,705)  (1,545,670)   (17,880,557)
                  -----------  -------------  -----------  -------------
Net
 increase
 (decrease)......    (221,591) $  (2,576,614)   3,347,681  $  38,872,832
                  ===========  =============  ===========  =============

                                                              STRATEGIC BOND FUND
                  ----------------------------------------------------------------------------------------------------------
                                          CLASS A                                               CLASS B
                  ------------------------------------------------------  --------------------------------------------------
                            FOR THE                     FOR THE                    FOR THE                   FOR THE
                          YEAR ENDED                  YEAR ENDED                 YEAR ENDED                YEAR ENDED
                        MARCH 31, 2010              MARCH 31, 2009             MARCH 31, 2010            MARCH 31, 2009
                  --------------------------  --------------------------  ------------------------  ------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
                  -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares
 sold(5)(6)(7)(8)  28,833,017  $  89,973,498   28,181,402  $  88,303,532   3,900,120  $ 12,442,954   2,768,121  $  8,604,917
Reinvested
 shares..........   3,807,770     12,072,891    6,911,590     20,910,397     508,364     1,608,679     757,346     2,245,433
Shares
 redeemed(5)(6).. (29,356,872)   (92,555,446) (90,064,427)  (269,765,594) (3,349,123)  (10,498,692) (4,525,516)  (13,765,056)
                  -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------

 Net increase
 (decrease)......   3,283,915  $   9,490,943  (54,971,435) $(160,551,665)  1,059,361  $  3,552,941  (1,000,049) $(2,914,706)
                  ===========  =============  ===========  =============  ==========  ============  ==========  ============

                                    STRATEGIC BOND FUND
                  ------------------------------------------------------
                                          CLASS C
                  ------------------------------------------------------
                            FOR THE                     FOR THE
                          YEAR ENDED                  YEAR ENDED
                        MARCH 31, 2010              MARCH 31, 2009
                  --------------------------  --------------------------
                     SHARES        AMOUNT        SHARES        AMOUNT
                  -----------  -------------  -----------  -------------
Shares sold......  19,933,246  $  62,309,817   20,978,989  $  65,587,436
Reinvested
 shares..........   2,424,904      7,721,208    3,188,058      9,483,900
Shares
 redeemed(7)(8).. (18,604,628)   (59,021,966) (26,879,603)   (82,124,482)
                  -----------  -------------  -----------  -------------
Net
 increase
 (decrease)......   3,753,522  $  11,009,059   (2,712,556) $  (7,053,146)
                  ===========  =============  ===========  =============

--------
(1)For the year ended March 31, 2010, includes automatic conversion of 814,886 shares of Class B shares in the amount of $9,605,095 to 817,013 shares of Class A shares in the amount of $9,605,095.
(2)For the year ended March 31, 2009, includes automatic conversion of 194,261 shares of Class B shares in the amount of $2,260,711 to 194,763 shares of Class A shares in the amount of $2,260,711.
(3)For the year ended March 31, 2010, includes automatic conversion of 2,338 shares of Class C shares in the amount of $27,582 to 2,348 shares of Class A shares in the amount of $27,582.
(4)For the year ended March 31, 2009, includes automatic conversion of 2,419 shares of Class C shares in the amount of $27,243 to 2,428 shares of Class A shares in the amount of $27,243.
(5)For the year ended March 31, 2010, includes automatic conversion of 1,118,312 shares of Class B shares in the amount of $3,512,291 to 1,117,804 shares of Class A shares in the amount of $3,512,291.
(6)For the year ended March 31, 2009, includes automatic conversion of 486,542 shares of Class B shares in the amount of $1,447,732 to 486,396 shares of Class A shares in the amount of $1,447,732.
(7)For the year ended March 31, 2010, includes automatic conversion of 2,163 shares of Class C shares in the amount of $6,093 to 2,171 shares of Class A shares in the amount of $6,093.
(8)For the year ended March 31, 2009, includes automatic conversion of 1,926 shares of Class C shares in the amount of $5,981 to 1,934 shares of Class A shares in the amount of $5,981.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


                                                               HIGH YIELD BOND FUND
                     -------------------------------------------------------------------------------------------------------
                                            CLASS A                                             CLASS B
                     ----------------------------------------------------  -------------------------------------------------
                              FOR THE                    FOR THE                   FOR THE                   FOR THE
                            YEAR ENDED                 YEAR ENDED                 YEAR ENDED               YEAR ENDED
                          MARCH 31, 2010             MARCH 31, 2009             MARCH 31, 2010           MARCH 31, 2009
                     ------------------------  --------------------------  -----------------------  ------------------------
                       SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
                     ----------  ------------  -----------  -------------  ----------  -----------  ----------  ------------
Shares
 sold(1)(2)(3)(4)...  7,732,814  $ 23,414,767   22,337,994  $  75,859,217     845,744  $ 2,570,744     906,056  $  3,224,831
Reinvested shares...  1,547,670     4,861,972    1,546,637      4,985,176     348,771    1,096,203     399,013     1,255,376
Shares
 redeemed(1)(2)..... (9,167,809)  (28,603,749) (26,686,670)   (90,949,453) (2,524,892)  (7,828,528) (2,955,881)   (9,863,942)
                     ----------  ------------  -----------  -------------  ----------  -----------  ----------  ------------
Net increase
 (decrease).........    112,675  $   (327,010)  (2,802,039) $(10,105,060)  (1,330,377) $(4,161,581) (1,650,812) $(5,383,735)
                     ==========  ============  ===========  =============  ==========  ===========  ==========  ============

                                     HIGH YIELD BOND FUND
                     ----------------------------------------------------
                                            CLASS C
                     ----------------------------------------------------
                              FOR THE                    FOR THE
                            YEAR ENDED                 YEAR ENDED
                          MARCH 31, 2010             MARCH 31, 2009
                     ------------------------  --------------------------
                       SHARES       AMOUNT        SHARES        AMOUNT
                     ----------  ------------  -----------  -------------
Shares sold.........  4,117,325  $ 12,443,591    6,335,877  $  22,432,864
Reinvested shares...    752,875     2,379,032      708,423      2,246,671
Shares
 redeemed(3)(4)..... (4,817,123)  (15,137,655)  (8,506,235)   (29,899,515)
                     ----------  ------------  -----------  -------------
Net increase
 (decrease).........     53,077  $   (315,032)  (1,461,935) $  (5,219,980)
                     ==========  ============  ===========  =============

                                                             TAX EXEMPT INSURED FUND
                     -------------------------------------------------------------------------------------------------------
                                            CLASS A                                             CLASS B
                     ----------------------------------------------------  -------------------------------------------------
                              FOR THE                    FOR THE                   FOR THE                   FOR THE
                            YEAR ENDED                 YEAR ENDED                 YEAR ENDED               YEAR ENDED
                          MARCH 31, 2010             MARCH 31, 2009             MARCH 31, 2010           MARCH 31, 2009
                     ------------------------  --------------------------  -----------------------  ------------------------
                       SHARES       AMOUNT        SHARES        AMOUNT       SHARES       AMOUNT      SHARES       AMOUNT
                     ----------  ------------  -----------  -------------  ----------  -----------  ----------  ------------
Shares
 sold(5)(6)(7)(8)...    932,988  $ 11,729,716      898,941  $  10,737,867      64,400  $   810,262      60,526  $    732,314
Reinvested shares...     82,253     1,035,297       80,083        971,850       2,633       33,157       4,261        51,727
Shares
 redeemed(5)(6)..... (1,116,262)  (14,059,383)    (438,991)    (5,309,371)   (126,131)  (1,582,742)    (99,866)   (1,189,974)
                     ----------  ------------  -----------  -------------  ----------  -----------  ----------  ------------
Net increase
 (decrease).........   (101,021) $ (1,294,370)     540,033  $   6,400,346     (59,098) $  (739,323)    (35,079) $  (405,933)
                     ==========  ============  ===========  =============  ==========  ===========  ==========  ============

                                    TAX EXEMPT INSURED FUND
                     ----------------------------------------------------
                                            CLASS C
                     ----------------------------------------------------
                              FOR THE                    FOR THE
                            YEAR ENDED                 YEAR ENDED
                          MARCH 31, 2010             MARCH 31, 2009
                     ------------------------  --------------------------
                       SHARES       AMOUNT        SHARES        AMOUNT
                     ----------  ------------  -----------  -------------
Shares sold.........    544,809  $  6,847,602      931,608  $  11,190,502
Reinvested shares...     19,393       244,223        9,925        120,592
Shares
 redeemed(7)(8).....   (379,122)   (4,752,706)    (146,791)    (1,756,306)
                     ----------  ------------  -----------  -------------
Net increase
 (decrease).........    185,080  $  2,339,119      794,742  $   9,554,788
                     ==========  ============  ===========  =============

--------
(1)For the year ended March 31, 2010, includes automatic conversion of 1,179,778 shares of Class B shares in the amount of $3,641,872 to 1,182,338 shares of Class A shares in the amount of $3,641,872.
(2)For the year ended March 31, 2009, includes automatic conversion of 503,556 shares of Class B shares in the amount of $1,482,942 to 504,345 shares of Class A shares in the amount of $1,482,942.
(3)For the year ended March 31, 2010, includes automatic conversion of 3,693 shares of Class C shares in the amount of $9,886 to 3,708 shares of Class A shares in the amount of $9,886.
(4)For the year ended March 31, 2009, includes automatic conversion of 157 shares of Class C shares in the amount of $638 to 157 shares of Class A shares in the amount of $638.
(5)For the year ended March 31, 2010, includes automatic conversion of 54,699 shares of Class B shares in the amount of $687,518 to 54,748 shares of Class A shares in the amount of $687,518.
(6)For the year ended March 31, 2009, includes automatic conversion of 39,126 shares of Class B shares in the amount of $479,229 to 39,169 shares of Class A shares in the amount of $479,229.
(7)For the year ended March 31, 2010, includes automatic conversion of 1,334 shares of Class C shares in the amount of $16,425 to 1,335 shares of Class A shares in the amount of $16,425.
(8)For the year ended March 31, 2009, includes automatic conversion of 104 shares of Class C shares in the amount of $1,284 to 104 shares of Class A shares in the amount of $1,284.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


NOTE 7. LINES OF CREDIT

   The SunAmerica family of mutual Funds has established $75 million committed and $50 million uncommitted lines of credit with State Street Bank and Trust Company, the Funds' custodian. Interest is currently payable at the higher of the Federal Funds Rate or London Interbank Offered Rate plus 125 points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. Prior to September 18, 2009, interest was payable at the Federal Funds Rate plus 50 basis points on the committed line and State Street Bank and Trust Company's discretionary bid rate on the uncommitted line of credit. There is also a commitment fee of 15 basis points per annum on the daily unused portion of the committed line of credit which is included in the other expenses line on the Statement of Operations. Prior to September 18, 2009, the commitment fee was 10 basis points per annum on the daily unused portion of the committed line of credit. Borrowings under the line of credit will commence when the respective Fund's cash shortfall exceeds $100,000. During the year ending March 31, 2010, the following Funds had borrowings:

                                                   AVERAGE   WEIGHTED
                                DAYS     INTEREST    DEBT    AVERAGE
FUND                         OUTSTANDING CHARGES   UTILIZED  INTEREST
----                         ----------- -------- ---------- --------
U.S. Government Securities..      3        $452   $7,592,175   0.72%
Strategic Bond..............     26         481      791,494   0.94
High Yield Bond.............     23         572      769,692   1.18

   At March 31, 2010, there were no borrowings outstanding.

NOTE 8. INTERFUND LENDING AGREEMENT

   Pursuant to exemptive relief granted by the Securities and Exchange Commission, the Funds are permitted to participate in an interfund lending program among investment companies advised by SunAmerica or an affiliate. The interfund lending program allows the participating funds to borrow money from and loan money to each other for temporary or emergency purposes. An interfund loan will be made under this facility only if the participating funds receive a more favorable interest rate than would otherwise be available from a typical bank for a comparable transaction. For the year ended March 31, 2010 none of the Funds participated in this program.

NOTE 9. TRUSTEES RETIREMENT PLAN

   The Trustees of the Trust have adopted the SunAmerica Disinterested Trustees' and Directors' Retirement Plan (the "Retirement Plan") effective January 1, 1993, as amended, for the unaffiliated Trustees. The Retirement Plan provides generally that an unaffiliated Trustee may become a participant ("Participant") in the Retirement Plan if he or she has at least 10 years of consecutive service as a Disinterested Trustee of any of the adopting SunAmerica mutual funds (the "Adopting Funds") or has attained the age of 60 while a Trustee and completed five (5) consecutive years of service as a Trustee of any Adopting Fund (an "Eligible Trustee"). Pursuant to the Retirement Plan, an Eligible Trustee may receive benefits upon (i) his or her death or disability while a Trustee or (ii) the termination of his or her tenure as a Trustee, other than removal for cause from each of the Adopting Funds with respect to which he or she is an Eligible Trustee.

   As of each of the first 10 birthdays after becoming a Participant and on which he or she is both a Trustee and Participant, each Eligible Trustee will be credited with an amount equal to 50% of his or her regular fees (excluding committee fees) for services as a Disinterested Trustee of each Adopting Fund for the calendar year in which such birthday occurs. In addition, an amount equal to 8.50% of any amounts credited under the preceding statement during prior years is added to each Eligible Trustee's account. The rights of any Participant to benefits under the Retirement Plan shall be an unsecured claim against the assets of the Adopting Funds. An Eligible Trustee may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum or in up to 15 annual installments. Any undistributed amounts shall continue to accrue interest at 8.50%.

   Effective December 3, 2008, the Retirement Plan was amended to, among other things, (1) freeze the Retirement Plan as to future accruals for active Participants as of December 31, 2008, (2) prohibit Disinterested Directors from first becoming participants in the Retirement Plan after December 31, 2008 and (3) permit active Participants to elect to receive a distribution of their entire Retirement Plan account balance in 2009. The freeze on future accruals does not apply to Participants that have commenced receiving benefits under the Retirement Plan on or before December 31, 2008.

        SUNAMERICA INCOME FUNDS
        NOTES TO FINANCIAL STATEMENTS -- MARCH 31, 2010 -- (CONTINUED)


   The following amounts for the Retirement Plan Liabilities are included in the Trustees' fees and expenses payable line on the Statement of Assets and Liabilities and the amounts for the Retirement Plan Expenses are included in the Trustees' fees and expenses line on the Statement of Operations.

                          RETIREMENT PLAN RETIREMENT PLAN RETIREMENT PLAN
                             LIABILITY        EXPENSE        PAYMENTS
                          --------------- --------------- ---------------
FUND                                   AS OF MARCH 31, 2010
----                      -----------------------------------------------
U.S. Government
 Securities..............     $15,861         $  894          $4,571
GNMA.....................       6,841          1,029           1,668
Strategic Bond...........       6,566          1,073           1,468
High Yield Bond..........       6,613            270           1,931
Tax Exempt Insured.......       4,343            201           1,277

NOTE 10. INVESTMENT CONCENTRATION

   The High Yield Bond Fund's investment in high yield securities, whether rated or unrated, may be considered speculative and subject to greater market fluctuations and risk of loss of income and principal than lower-yielding, higher-rated, fixed-income securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yield securities, because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

   The Funds may invest in obligations issued by agencies and instrumentalities of the U.S. Government that may vary in the level of support they receive from the government. The government may choose not to provide financial support to government sponsored agencies or instrumentalities if it is not legally obligated to do so. In this case, if the issuer defaulted, the fund holding securities of such issuer might be able to recover its investment from the U.S. Government. As a result of the U.S. Government Fund and GNMA Fund's concentration in such investments, it may be subject to risks associated with the U.S. Government. At the end of period, the Funds had 52.6% and 95.3%, respectively, of their total net assets invested in such securities.

        SUNAMERICA INCOME FUNDS
        REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of SunAmerica Income Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the five portfolios constituting SunAmerica Income Funds, hereafter referred to as the "Funds," at March 31, 2010, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2010 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Houston, Texas
May 27, 2010

        SUNAMERICA INCOME FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- MARCH 31, 2010 -- (UNAUDITED)

APPROVAL OF A NEW SUBADVISORY AGREEMENT

At an in-person meeting held on November 9, 2009, the Board of Trustees (the "Board" the members of which are referred to as "Trustees") of the Trust, including the Disinterested Trustees, approved a new subadvisory agreement between SunAmerica and PineBridge with respect to the Strategic Bond Fund, subject to shareholder approval (the "New Subadvisory Agreement"). The Board approved the New Subadvisory Agreement in response to the anticipated termination of the prior subadvisory agreement between SunAmerica and AIG Global Investment Corp. ("AIGGIC") with respect to the Strategic Bond Fund (the "Prior Subadvisory Agreement") as a result of the announcement that, on September 5, 2009, AIG entered into an agreement to sell a portion of AIG Investments, including its interest in AIGGIC, to Bridge Partners, L.P. ("Bridge"), a partnership formed by the Pacific Century Group ("PCG"), an Asia-based private investment group (the "Transaction"). In preparation for the closing of the Transaction, AIG merged AIGGIC with and into PineBridge on December 31, 2009.

Shareholders of the Strategic Bond Fund approved the New Subadvisory Agreement at a special meeting of shareholders held on March 24, 2010 and the Transaction closed on March 29, 2010. Upon the closing of the Transaction, PineBridge became an indirect, wholly-owned subsidiary of Bridge. The closing of the Transaction also resulted in an "assignment" of the Prior Subadvisory Agreement which, under the terms of the Prior Subadvisory Agreement and as required by law, resulted in the automatic termination of the Prior Subadvisory Agreement. The New Subadvisory Agreement, which became effective upon the closing of the Transaction, will remain in effect until August 31, 2011, and is subject to continuance thereafter for successive one-year periods in the manner required by the 1940 Act and the rules thereunder.

In accordance with Section 15(c) of the 1940 Act, the Board requested, and SunAmerica and AIGGIC provided, materials relating to the Board's consideration of whether to approve the New Subadvisory Agreement. These materials included
(a) information concerning the Transaction, including the corporate restructuring of AIGGIC into PineBridge in anticipation of the closing of the Transaction; (b) a summary of the services to be provided by PineBridge;
(c) information independently compiled by Lipper on fees and expenses of the Strategic Bond Fund as compared to a representative group of similar funds as determined by Lipper; (d) information provided by AIGGIC on fees and expenses of funds with similar investment styles as the Strategic Bond Fund;
(e) performance information of the Strategic Bond Fund as well as performance information of funds and accounts managed by AIGGIC with investment policies and/or strategies similar to the Strategic Bond Fund; (f) a discussion of indirect benefits to PineBridge; (g) a report by SunAmerica of PineBridge's compliance policies and procedures; (h) a summary of brokerage and soft dollar practices; and (i) a discussion of the key personnel of PineBridge. In determining whether to approve the New Subadvisory Agreement, the Board, including the Disinterested Trustees, considered the following information:

NATURE, EXTENT AND QUALITY OF SERVICES PROVIDED BY PINEBRIDGE

The Board, including the Disinterested Trustees, considered the nature, extent and quality of services to be provided to the Strategic Bond Fund by PineBridge. The Board observed that they had a long-standing relationship with AIGGIC. The Board also considered information relating to the Transaction and representations from AIGGIC and PCG, which would be the ultimate parent company of PineBridge, that PCG was committed to PineBridge and would devote sufficient resources to PineBridge. The Board concluded that the services to be provided by PineBridge would be identical to the services that AIGGIC has provided to the Strategic Bond Fund, which would include investment management services such as investment research, advice and supervision, and determining which securities will be purchased or sold by the Strategic Bond Fund, subject to the oversight and review of SunAmerica. In addition, the Board reviewed AIGGIC's history, structure, size, visibility and resources, which are needed to attract and retain highly qualified investment professionals, and considered the resources PineBridge was expected to have under its new ownership structure. The Board also reviewed the personnel that would be responsible for providing subadvisory services to the Strategic Bond Fund and considered that the key investment personnel at AIGGIC that were responsible for managing the Strategic Bond Fund would continue to manage the Strategic Bond Fund as portfolio managers at PineBridge. The Board also considered that certain other key personnel of AIGGIC would continue with PineBridge and that PCG anticipated allowing PineBridge to manage its day-to-day operations. In light of these considerations, the Board concluded that PineBridge would be able to continue to provide a high level of service to the Funds.

The Board concluded, based on the materials provided and its prior experience with AIGGIC, that: (i) PineBridge would be able to retain high quality portfolio managers and other investment personnel; (ii) PineBridge would continue to exhibit a high level of diligence and attention to detail in carrying out its responsibilities as a subadviser; and (iii) PineBridge would be responsive to requests of the Board and of SunAmerica. The Board concluded that AIGGIC had developed internal policies and procedures for

        SUNAMERICA INCOME FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)

monitoring compliance with the investment objectives, policies and restrictions of the Strategic Bond Fund as set forth in its prospectus, and that such policies and procedures were expected to continue. The Board also concluded that it was satisfied with AIGGIC's code of ethics and compliance and regulatory history. The Board concluded that the nature and extent of services to be provided by PineBridge to the Strategic Bond Fund under the New Subadvisory Agreement were reasonable and appropriate in relation to the proposed subadvisory fees and that the quality of services was reasonably expected to be high.

INVESTMENT PERFORMANCE

The Board, including the Disinterested Trustees, considered the investment performance of AIGGIC. In connection with its review, the Board received information prepared by AIGGIC regarding the performance information of the Strategic Bond Fund as compared to a variable annuity fund subadvised by AIGGIC whose investment policies and/or strategies were similar to those of the Strategic Bond Fund. The Board noted that the performance of this comparable fund was similar to the performance of the Strategic Bond Fund.

The Board also reviewed a Lipper report with respect to the Strategic Bond Fund that was provided at the August 25-26, 2009 Board meeting in connection with the annual renewal of the Strategic Bond Fund's Prior Subadvisory Agreement. The Lipper report provided performance information through May 31, 2009 with respect to the Strategic Bond Fund and a representative group of similar funds as determined by Lipper. The Board also considered the performance information of the Strategic Bond Fund through September 30, 2009.

The Board considered that while the Strategic Bond Fund ranked in the fifth quintile of its Peer Group for the one year period ended May 31, 2009, the Strategic Bond Fund ranked in the second quintile for the ten-year period and ranked in the third quintile for the two-, three-, four- and five-year periods. The Board concluded that, despite the lagging short-term performance, the Strategic Bond Fund's overall performance was adequate.

CONSIDERATION OF THE SUBADVISORY FEES AND THE COST OF THE SERVICES AND PROFITS TO BE REALIZED BY PINEBRIDGE AND ITS AFFILIATES FROM THE RELATIONSHIP WITH THE STRATEGIC BOND FUND.

The Board, including the Disinterested Trustees, received and reviewed information regarding the fees to be paid by SunAmerica to PineBridge pursuant to the New Subadvisory Agreement. The Board examined this information in order to determine the reasonableness of the fees in light of the nature and quality of services to be provided and any potential additional benefits to be received by PineBridge or its affiliates in connection with providing such services to the Strategic Bond Fund.

To assist in analyzing the reasonableness of the subadvisory fees under the New Subadvisory Agreement, which are identical to the subadvisory fees of the Prior Subadvisory Agreement, the Board reviewed the Lipper report referenced above that was provided at the August 25-26, 2009 Board meeting in connection with the annual renewal of the Strategic Bond Fund's Prior Subadvisory Agreement. The Lipper report addressed the expense information of the Strategic Bond Fund and a representative group of similar funds as determined by Lipper. In considering the reasonableness of the subadvisory fee to be paid by SunAmerica to PineBridge on behalf of the Strategic Bond Fund, the Board reviewed expense comparisons by Lipper including contractual and actual subadvisory fees as a portion of actual net management fees. The Board compared the Strategic Bond Fund's contractual subadvisory fees to those of other funds within its Peer Group and Peer Universe as a guide to help assess the subadvisory fee to be paid to PineBridge. The Board noted that the Peer Group information as a whole was useful in assessing whether the subadviser was providing services at a cost that was competitive with other similar funds. The Board also considered information provided by AIGGIC on fees relating to the variable annuity fund subadvised by AIGGIC whose investment policies and/or strategies are substantially similar to those of the Strategic Bond Fund, and noted that the fees payable to AIGGIC with respect to the comparable fund were identical to those payable to AIGGIC for the Strategic Bond Fund. The Board also considered that the subadvisory fees are paid by SunAmerica out of its management fee and not by the Strategic Bond Fund, and that subadvisory fees may vary widely within a Peer Group for various reasons, including market pricing demands, existing relationships, experience and success, and individual client needs. The Board noted that the subadvisory fees paid under the Prior Subadvisory Agreement and the proposed subadvisory fees that would be paid to PineBridge under the New Subadvisory Agreements are identical. The Board also considered the amount of subadvisory fees paid out by SunAmerica and the amount of the management fees which it retained. The Board further considered whether there were any collateral or "fall-out" benefits that PineBridge and its affiliates may derive as a result of their relationship with the Strategic Bond Fund. The Board concluded that any such benefits would be de minimis and would not impact the reasonableness of the management fees.

        SUNAMERICA INCOME FUNDS
        APPROVAL OF ADVISORY AGREEMENTS -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)


The Board also reviewed financial information and other reports from PineBridge and considered whether PineBridge would have the financial resources necessary to attract and retain high quality investment management personnel and to provide a high quality of services. In connection with its review, the Board received the consolidated financial statements of AIG and its subsidiaries, including AIGGIC, for the year ended December 31, 2008. The Board also received pro forma financial information for Bridge. The Board concluded that PineBridge had the financial resources necessary to perform its obligations under the New Subadvisory Agreement and would provide the Strategic Bond Fund with high quality services. The Board also concluded that the subadvisory fees were reasonable in light of the factors discussed above.

ECONOMIES OF SCALE

The Board did not review specific information regarding whether there would be economies of scale with respect to PineBridge's management of the Strategic Bond Fund because it regards that information as less relevant at the subadviser level. Rather, the Board noted that it considered information regarding economies of scale in the context of the renewal of the Investment Advisory and Management Agreement with SunAmerica.

OTHER FACTORS

In consideration of the New Subadvisory Agreement, the Board also received information regarding PineBridge's brokerage and soft dollar practices. The Board considered that SunAmerica and PineBridge are responsible for decisions to buy and sell securities, selection of broker-dealers and negotiation of commission rates.

CONCLUSION

After a full and complete discussion, the Board approved the New Subadvisory Agreement. Based upon their evaluation, the Board, including the Disinterested Trustees, was satisfied that the terms of the New Subadvisory Agreement are fair and reasonable and in the best interests of the Strategic Bond Fund and its shareholders. In arriving at a decision to approve the New Subadvisory Agreement, the Board did not identify a single factor or group of factors as all-important or controlling, but considered all factors together. The Disinterested Trustees were also assisted by the advice of independent counsel in making these determinations.

        SUNAMERICA INCOME FUNDS
        RESULTS OF SPECIAL SHAREHOLDER MEETING -- MARCH 31, 2010 -- (UNAUDITED)

A special meeting of shareholders of the Strategic Bond Fund was held on March 24, 2010 (the "Meeting"). At the Meeting, shareholders approved (i) a new subadvisory agreement between SunAmerica and PineBridge and (ii) the operation of Strategic Bond Fund in a manner consistent with the exemptive order received from the Securities and Exchange Commission that permits SunAmerica to, among other things, enter into or amend subadvisory agreements with unaffiliated subadvisers upon approval by the Board of Trustees, but without obtaining shareholder approval (the "Manager of Managers Proposal").

The voting results were as follows:

To approve a new subadvisory agreement between SunAmerica and PineBridge:

           FOR                      AGAINST                    ABSTAIN
           ---                      -------                    -------
       80,093,499                  4,119,518                  6,591,922

To approve the Manager of Managers Proposal:

           FOR                      AGAINST                    ABSTAIN
           ---                      -------                    -------
       73,049,074                 10,888,757                  6,867,109

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2010 -- (UNAUDITED)

The following table contains basic information regarding the Trustees and Officers who oversee operations of the Funds and other investment companies within the Fund Complex.

                                                                                  NUMBER OF
                                     TERM OF                                       FUNDS IN
                     POSITION(S)    OFFICE AND                                   FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY      OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)      DURING PAST 5 YEARS         TRUSTEE(1)       HELD BY TRUSTEE(2)
-------------------- -----------  -------------- ------------------------------- ------------ ------------------------------
DISINTERESTED
TRUSTEES

Jeffrey S. Burum      Trustee        2004-       Founder and Chairman of              29      Director, Diversified Pacific
DOB: February 27,                    present     the Board, National                          Opportunity Fund I, LLC
1963                                             Community Renaissance                        (2008 to present); Director,
                                                 (non-profit affordable                       Vandalia Heritage
                                                 housing services) (1993-                     Foundation (1998 to
                                                 present); Founder, Owner                     present).
                                                 and Partner of Colonies
                                                 Crossroads, Inc. (real estate)
                                                 (2000-present); Owner and
                                                 Managing Member of
                                                 Diversified Pacific
                                                 Development Group, LLC
                                                 (real estate) (1998-present).

Dr. Judith L. Craven  Trustee        2001-       Retired.                             78      Director, Belo Corporation
DOB: October 6, 1945                 present                                                  (1992-present); Director,
                                                                                              Sysco Corporation (1996-
                                                                                              present); Director, Luby's
                                                                                              Inc. (1998-present).

William F. Devin      Trustee        2001-       Retired.                             78      Director, Boston Options
DOB: December 30,                    present                                                  Exchange (2001-present).
1938

Samuel M. Eisenstat   Chairman       1986-       Attorney, solo practitioner.         39      Director, North European
DOB: March 7, 1940    of the         present                                                  Oil Royal Trust (1996-
                      Board                                                                   present).

Stephen J. Gutman     Trustee        1985-       Vice President and                   39      None
DOB: May 10, 1943                    present     Associate Broker, Corcoran
                                                 Group (real estate) (2003-
                                                 present); President and
                                                 Managing Member, Beau-
                                                 Brummell Soho LLC
                                                 (licensing of menswear
                                                 specialty retailing and other
                                                 activities) (1988-2006).

William J. Shea       Trustee        2004-       Executive Chairman, Lucid,           39      Chairman of the Board of
DOB: February 9,                     present     Inc., (medical technology                    Centennial Technologies,
1948                                             and information) (2007-                      Inc. (1998-2001); Chairman
                                                 present); Managing Partner,                  of the Board, Royal and
                                                 DLB Capital, LLC (private                    SunAlliance Co. U.S.A.,
                                                 equity) (2006-2007).                         Inc. (2004-2006); Director,
                                                                                              Boston Private Financial
                                                                                              Holdings (2004-present);
                                                                                              Chairman, Demoullas
                                                                                              Supermarkets (1999-
                                                                                              present).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)

                                                                               NUMBER OF
                                     TERM OF                                    FUNDS IN
                     POSITION(S)    OFFICE AND                                FUND COMPLEX
   NAME, ADDRESS     HELD WITH      LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*    THE FUND    TIME SERVED(4)    DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------  -----------  -------------- ---------------------------- ------------ --------------------
INTERESTED TRUSTEE

Peter A. Harbeck(3)  Trustee         1995-       President, CEO and               87              None
DOB: January 23,                     present     Director, SunAmerica,
1954                                             (1995-present); Director,
                                                 SunAmerica Capital
                                                 Services, Inc. ("SACS")
                                                 (1993-present); Chairman,
                                                 Advisor Group, Inc. (2004-
                                                 present).


OFFICERS

John T. Genoy        President       2007-       Chief Financial Officer,         N/A             N/A
DOB: November 8,                     present     SunAmerica (2002-present);
1968                                             Senior Vice President,
                                                 SunAmerica (2003-present);
                                                 Chief Operating Officer,
                                                 SunAmerica (2006-present).



Donna M. Handel      Treasurer       2002-       Senior Vice President,           N/A             N/A
DOB: June 25, 1966                   present     SunAmerica (2004-present).





Gregory N. Bressler  Chief           2005-       Senior Vice President and        N/A             N/A
DOB: November 17,    Legal           present     General Counsel,
1966                 Officer                     SunAmerica (2005-present);
                     and                         Vice President and Director
                     Secretary                   of U.S. Asset Management
                                                 Compliance, Goldman
                                                 Sachs Asset Management
                                                 L.P. (2004-2005).








        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)

                                                                                  NUMBER OF
                                       TERM OF                                     FUNDS IN
                     POSITION(S)      OFFICE AND                                 FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)     OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)     DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- ----------------------------- ------------ --------------------
Timothy Pettee        Vice             2004-       Chief Investment Officer,         N/A              N/A
DOB: April 7, 1958    President        present     SunAmerica (2003-
                                                   present).

Michael Cheah         Vice             2000-       Senior Vice President,            N/A              N/A
DOB: January 4, 1960  President        present     SunAmerica (1999-present).

James Nichols         Vice             2006-       Director, President and           N/A              N/A
DOB: April 7, 1966    President        present     CEO, SACS (2006-
                                                   present); Senior Vice
                                                   President, SACS (2002-
                                                   2006); Senior Vice
                                                   President, SunAmerica
                                                   (2002-present).

Cynthia               Vice             2002-       Vice President, SunAmerica        N/A              N/A
Gibbons-Skrehot       President        present     (2007-present); Chief
DOB: December 6,      and Chief                    Compliance Officer,
1967                  Compliance                   SunAmerica (2002-2006).
                      Officer
                      ("CCO")


Gregory R. Kingston   Vice             2002-       Vice President, SunAmerica        N/A              N/A
DOB: January 18,      President        present     (2001-present).
1966                  and
                      Assistant
                      Treasurer

Nori L. Gabert        Vice             2002-       Vice President and Deputy         N/A              N/A
DOB: August 15, 1953  President        present     General Counsel,
                      and                          SunAmerica (2005-
                      Assistant                    present); Vice President and
                      Secretary                    Associate General Counsel,
                                                   SunAmerica (2002-2005).

        SUNAMERICA INCOME FUNDS
        TRUSTEE AND OFFICER INFORMATION -- MARCH 31, 2010 -- (UNAUDITED) (CONTINUED)

                                                                                 NUMBER OF
                                       TERM OF                                    FUNDS IN
                     POSITION(S)      OFFICE AND                                FUND COMPLEX
   NAME, ADDRESS     HELD WITH THE    LENGTH OF      PRINCIPAL OCCUPATION(S)    OVERSEEN BY  OTHER TRUSTEESHIP(S)
AND DATE OF BIRTH*       FUND       TIME SERVED(4)    DURING PAST 5 YEARS        TRUSTEE(1)  HELD BY TRUSTEE(2)
-------------------- -------------  -------------- ---------------------------- ------------ --------------------
Matthew J. Hackethal  Anti-            2006-       Chief Compliance Officer,        N/A              N/A
DOB: December 31,     Money            present     SunAmerica (2006-present);
1971                  Laundering                   Vice President, Credit
                      Compliance                   Suisse Asset Management,
                      Officer                      LLC (2001-2006); CCO,
                                                   Credit Suisse Alternative
                                                   Funds (2005-2006); CCO,
                                                   Credit Suisse Asset
                                                   Management Securities, Inc.
                                                   (2004-2005).

--------
* The business address for each Trustee and Officer is Harborside Financial Center, 3200 Plaza 5, Jersey City, NJ 07311-4992.
(1) The term "Fund Complex" means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment services or have a common investment adviser or an investment adviser that is an affiliated person of the investment adviser. The "Fund Complex" includes the Trust (5 funds), SunAmerica Equity Funds (3 funds), SunAmerica Focused Series, Inc. (14 portfolios), SunAmerica Focused Alpha Growth Fund, Inc. (1 fund), SunAmerica Focused Alpha Large-Cap Fund, Inc. (1 fund), SunAmerica Money Market Funds, Inc. (2 funds); Anchor Series Trust (9 portfolios), SunAmerica Senior Floating Rate Fund, Inc. (1 fund), SunAmerica Series Trust (35 portfolios), VALIC Company I (33 portfolios), VALIC Company II (15 portfolios), Seasons Series Trust (24 portfolios) and SunAmerica Specialty Series (3 portfolios).
(2) Trusteeships of companies required to report to the Commission under the Securities Exchange Act of 1934 (I.E. "public companies") or other investment companies regulated under the 1940 Act.
(3) Mr. Harbeck is an "interested person" of the Funds, as defined within the 1940 Act, because he is an officer and a director of the Adviser and a director of the principal underwriter of the Trust.
(4) Trustees serve until their successors are duly elected and qualified, subject to the Trustees' retirement plan as discussed in Note 9 of the financial statements. Each officer will hold office for an indefinite term, until the date he or she resigns or retires or until his/her successor is duly elected and qualifies.

Additional information concerning the Trustees and Officers is contained in the Statement of Additional Information and is available without charge by calling
(800) 858-8850.

        SUNAMERICA INCOME FUNDS
        SHAREHOLDER TAX INFORMATION -- MARCH 31, 2010 -- (UNAUDITED)

Certain tax information regarding the Fund is required to be provided to shareholders based upon each Fund's income and distributions for the taxable year ended March 31, 2010. The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calender year ending December 31, 2010. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to shareholders in early 2011.

For the year ended March 31, 2010, the Funds paid the following long-term capital gains dividends along with percentage of ordinary income dividends that qualified for the 70% dividends received deduction for corporations:

                                                NET      QUALIFYING % FOR THE
                                             LONG-TERM      70% DIVIDENDS
                                           CAPITAL GAINS  RECEIVED DEDUCTION
                                           ------------- --------------------
  U.S. Government Securities Fund Class A.     $0.10              -- %
  U.S. Government Securities Fund Class B.      0.10               --
  U.S. Government Securities Fund Class C.      0.10               --
  GNMA Fund Class A.......................      0.00               --
  GNMA Fund Class B.......................      0.00               --
  GNMA Fund Class C.......................      0.00               --
  Strategic Bond Fund Class A.............        --             0.37
  Strategic Bond Fund Class B.............        --             0.37
  Strategic Bond Fund Class C.............        --             0.37
  High Yield Bond Fund Class A............        --             0.70
  High Yield Bond Fund Class B............        --             0.70
  High Yield Bond Fund Class C............        --             0.70
  Tax-Exempt Insured Fund Class A.........        --               --
  Tax-Exempt Insured Fund Class B.........        --               --
  Tax-Exempt Insured Fund Class C.........        --               --

For the year ended March 31, 2010, certain dividends paid by the Strategic Bond Fund and High Yield Bond Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, the following represents the maximum amount that may be considered qualified dividend income:

                         PORTFOLIO              AMOUNT
                         ---------             --------
                         Strategic Bond Fund.. $149,480
                         High Yield Bond Fund.   57,118

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED)

As required by the Securities and Exchange Commission, the graphs on the following pages compare the performance of a $10,000 investment in the SunAmerica Income Funds' portfolios to a similar investment in an index. Please note that "inception", as used herein, reflects the date on which a specific class of shares commenced operations. It is important to note that the SunAmerica Income Funds are professionally managed mutual funds, while the indices are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only. The graphs present the performance of the largest class of that particular Fund. The performance of the other classes will vary based upon the difference in sales charges and fees assessed to shareholders of that class.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA U.S. GOVERNMENT SECURITIES FUND

The SunAmerica U.S. Government Securities Fund Class A returned -0.75% (before maximum sales charge) for the annual period ended March 31, 2010. The Fund underperformed its benchmark, the Barclays Capital U.S. Government Index,* which returned -0.13% for the same period.

What a difference a year makes. Signs that government-sponsored initiatives were stabilizing the markets fueled investors' appetite for risk in almost all asset classes. However, the sizeable returns of higher-risk asset classes -- such as high-yield bonds and emerging market equities -- came in the face of an uncertain economy.

While fears that the Great Recession would become the second Great Depression have dissipated, several critical issues remain such as high unemployment, the uncertain impact of consumer deleveraging on the economy, a growing federal budget deficit, and future inflationary threats. While the residential housing market has begun showing signs of improvement, concerns remain regarding the stability of the commercial real estate market.

Nevertheless, during the annual period, investors in general seemed to have anticipated that the worst of the financial crisis was over and allocated money into riskier securities compared to Treasuries. In a market which rewarded riskier asset classes, having minimal credit exposure hindered Fund performance.

Over the past year, the Federal Open Market Committee (FOMC) maintained the Federal Funds target rate to a range of 0.00-0.25%. As of March 31, 2010, the 10-year Treasury note closed at 3.83%, 116 basis points higher than the level a year ago. Because of this increase, performance was hindered by the portfolio's duration, which was longer than the benchmark.

The Fund pursued a strategy of holding minimal Freddie Mac, Fannie Mae, and other credit securities during the annual period. This negatively impacted Fund performance as the market became increasingly encouraged to assume more credit risk.
--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares.

Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates.

* The Barclays Capital U.S. Government Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current portfolio construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in U.S. Government Securities Fund Class A shares would have increased to $16,308. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Government Index would be valued at $17,798.

                                     [CHART]

                    U.S. Government
                       Securities          Barclays Capital
                    Fund Class A#       U.S. Government Index**
                  ------------------      ----------------
3/31/00                9,530                10,000.00
4/30/00                9,537                 9,972.33
5/31/00                9,543                 9,978.75
6/30/00                9,688                10,156.70
7/31/00                9,753                10,255.09
8/31/00                9,877                10,406.69
9/30/00                9,954                10,436.34
10/31/00              10,072                10,536.18
11/30/00              10,250                10,743.38
12/31/00              10,521                10,957.17
1/31/01               10,587                11,067.84
2/28/01               10,682                11,194.01
3/31/01               10,776                11,233.19
4/30/01               10,671                11,118.61
5/31/01               10,689                11,155.30
6/30/01               10,766                11,206.62
7/31/01               11,030                11,475.58
8/31/01               11,147                11,617.87
9/30/01               11,336                11,820.02
10/31/01              11,551                12,124.98
11/30/01              11,276                11,853.38
12/31/01              11,132                11,750.29
1/31/02               11,239                11,826.36
2/28/02               11,384                11,935.54
3/31/02               11,147                11,675.95
4/30/02               11,427                11,954.16
5/31/02               11,522                12,025.81
6/30/02               11,692                12,194.10
7/31/02               11,916                12,461.82
8/31/02               12,151                12,708.75
9/30/02               12,440                13,006.74
10/31/02              12,420                12,902.19
11/30/02              12,345                12,791.09
12/31/02              12,615                13,101.00
1/31/03               12,592                13,068.16
2/28/03               12,758                13,279.00
3/31/03               12,722                13,241.13
4/30/03               12,770                13,302.49
5/31/03               13,085                13,647.77
6/30/03               13,001                13,576.31
7/31/03               12,284                13,015.12
8/31/03               12,404                13,087.92
9/30/03               12,845                13,468.38
10/31/03              12,657                13,276.64
11/30/03              12,670                13,291.94
12/31/03              12,786                13,409.70
1/31/04               12,899                13,520.76
2/29/04               13,040                13,682.70
3/31/04               13,140                13,803.16
4/30/04               12,713                13,387.81
5/31/04               12,661                13,338.30
6/30/04               12,741                13,392.40
7/31/04               12,863                13,517.15
8/31/04               13,107                13,780.40
9/30/04               13,129                13,808.42
10/31/04              13,234                13,918.36
11/30/04              13,129                13,752.95
12/31/04              13,235                13,875.97
1/31/05               13,341                13,963.00
2/28/05               13,277                13,864.37
3/31/05               13,221                13,818.17
4/30/05               13,463                14,039.93
5/31/05               13,578                14,202.54
6/30/05               13,617                14,282.55
7/31/05              13,471                 14,110.21
8/31/05               13,669                14,318.30
9/30/05               13,495                14,148.89
10/31/05              13,349                14,049.39
11/30/05              13,411                14,112.93
12/31/05              13,591                14,243.84
1/31/06               13,582                14,219.48
2/28/06               13,612                14,242.08
3/31/06               13,442                14,113.83
4/30/06               13,342                14,074.49
5/31/06               13,316                14,077.32
6/30/06               13,349                14,116.60
7/31/06               13,531                14,285.12
8/31/06               13,745                14,486.87
9/30/06               13,868                14,615.83
10/31/06              13,948                14,692.20
11/30/06              14,101                14,841.31
12/31/06              13,986                14,738.85
1/31/07               13,945                14,720.74
2/28/07               14,188                14,947.29
3/31/07               14,148                14,951.19
4/30/07               14,213                15,025.67
5/31/07               14,064                14,907.50
6/30/07               13,989                14,901.49
7/31/07               14,180                15,113.83
8/31/07               14,356                15,342.05
9/30/07               14,433                15,439.26
10/31/07              14,551                15,552.25
11/30/07              14,930                15,979.61
12/31/07              14,931                16,015.13
1/31/08               15,231                16,398.59
2/29/08               15,320                16,553.76
3/31/08               15,394                16,663.48
4/30/08               15,196                16,429.52
5/31/08               14,981                16,249.82
6/30/08               15,087                16,344.57
7/31/08               15,098                16,416.03
8/31/08               15,317                16,583.57
9/30/08               15,438                16,658.49
10/31/08              15,332                16,612.60
11/30/08              16,115                17,400.25
12/31/08              16,651                17,999.41
1/31/09               16,191                17,551.62
2/28/09               16,104                17,503.97
3/31/09               16,432                17,821.98
4/30/09               16,169                17,584.91
5/31/09               16,007                17,451.59
6/30/09               16,026                17,428.25
7/31/09               16,140                17,511.59
8/31/09               16,270                17,649.52
9/30/09               16,416                17,781.48
10/31/09              16,432                17,784.24
11/30/09              16,558                18,011.68
12/31/09              16,174                17,603.37
1/31/10               16,367                17,859.19
2/28/10               16,404                17,932.62
3/31/10               16,308                17,798


U.S. GOVERNMENT SECURITIES FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -5.47%    -0.75%   -5.11%    -1.29%   -2.25%    -1.30%
--------------------------------------------------------------------------
5 Year Return      3.27%    23.35%    3.29%    19.54%    3.64%    19.55%
--------------------------------------------------------------------------
10 Year Return     5.01%    71.13%    4.97%    62.50%    4.81%    59.92%
--------------------------------------------------------------------------
Since Inception*   4.97%   133.49%    5.78%   286.46%    4.55%    62.00%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 10/1/93; Class B: 03/3/86; Class C: 06/1/99.
# For the purpose of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2010, the SunAmerica U.S. Government Securities Fund Class A returned -5.47%, compared to -0.13% for the Barclays Capital U.S. Government Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MAXIMUM SALES CHARGE: CLASS A: 4.75%, CLASS B: 4.00% CONTINGENT DEFERRED SALES CHARGE (CDSC), CLASS C: 1.00% CDSC. CLASS B SHARES OF THE FUND CONVERT AUTOMATICALLY TO CLASS A SHARES APPROXIMATELY EIGHT YEARS AFTER PURCHASE. THE FUND'S DAILY NET ASSET VALUES ARE NOT GUARANTEED AND SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE HIGHER OR LOWER THAN THE ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN. PERFORMANCE AS OF THE MOST RECENT MONTH END IS AVAILABLE AT WWW.SUNAMERICAFUNDS.COM.

** The Barclays Capital U.S. Government Index is a broad market value-weighted index of U.S. Treasury securities with maturities of one year or more, securities issued by U.S. Government agencies and quasi-federal corporations, and corporate or foreign debt guaranteed by the U.S. Government. Indicies are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA GNMA FUND

The SunAmerica GNMA Fund Class A returned 3.55% (before maximum sales charge) for the annual period ended March 31, 2010. The Fund underperformed its benchmark, the Citigroup Mortgage GNMA Index,* which returned 5.08% in the same period.

For the duration of the annual period ended March 31, 2010, the Federal Open Market Committee (FOMC) maintained the Federal Funds target rate to a range of 0.00-0.25%. As of March 31, 2010, the 10-year Treasury note closed at 3.83%, which is 116 basis points higher than the level a year ago.

The annual period was marked by renewed optimism that the economy, while still in a fragile state, was exhibiting some signs of recovery. However, as the twelve-month period drew to close, economic data remains mixed. For instance, while existing home sales in February declined slightly, delinquency levels remained high. Although there were some signs of stabilization in the labor markets, the unemployment rate remained high at 9.7%. And even though personal income growth remained weak, consumer credit continued to trend lower.

The Fund pursued a strategy of holding minimal Freddie Mac, Fannie Mae, and other credit securities during the annual period. This negatively impacted Fund performance as the market became increasingly encouraged to assume more credit risk. Performance was also hindered by the portfolio's duration, which was longer than the benchmark. Conversely, nearly record-low mortgage rates, made possible by this FOMC mortgage-buying program which ended in late March, positively affected mortgage funds' performance, and therefore contributed to the Fund's performance.
--------
Past performance is no guarantee of future results.

U.S. Government guarantee applies only to the underlying securities of the Fund's portfolio and not to the Fund shares.

Interest rates and bond prices typically move inversely to each other, therefore, as with any bond fund, the value of your investment in these Funds may go up or down in response to changes in interest rates.

* The Citigroup Mortgage GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in GNMA Fund Class A shares would have increased to $17,127. The same amount invested in securities mirroring the performance of the Citigroup Mortgage GNMA Index would be valued at $18,473.

                                     [CHART]

                                    Citigroup Mortgage
             GNMA Fund Class A#        GNMA Index**
             -------------------    ------------------
3/31/00             9,525               10,000.00
4/30/00             9,520                9,989.50
5/31/00             9,570               10,034.24
6/30/00             9,724               10,219.06
7/31/00             9,769               10,269.53
8/31/00             9,907               10,421.89
9/30/00            10,000               10,526.65
10/31/00           10,071               10,603.17
11/30/00           10,219               10,750.21
12/31/00           10,429               10,900.11
1/31/01            10,586               11,077.57
2/28/01            10,696               11,129.81
3/31/01            10,774               11,193.38
4/30/01            10,728               11,217.11
5/31/01            10,761               11,307.54
6/30/01            10,794               11,330.73
7/31/01            11,104               11,535.34
8/31/01            11,197               11,620.59
9/30/01            11,406               11,777.72
10/31/01           11,629               11,930.90
11/30/01           11,333               11,830.92
12/31/01           11,209               11,799.00
1/31/02            11,331               11,927.08
2/28/02            11,512               12,040.70
3/31/02            11,274               11,928.99
4/30/02            11,560               12,133.73
5/31/02            11,637               12,217.89
6/30/02            11,775               12,310.64
7/31/02            11,957               12,448.54
8/31/02            12,116               12,550.03
9/30/02            12,305               12,655.60
10/31/02           12,343               12,695.29
11/30/02           12,324               12,700.89
12/31/02           12,501               12,828.42
1/31/03            12,531               12,867.84
2/28/03            12,655               12,937.54
3/31/03            12,659               12,933.86
4/30/03            12,726               12,964.41
5/31/03            12,905               12,971.92
6/30/03            12,876               13,008.20
7/31/03            12,189               12,802.50
8/31/03            12,339               12,878.75
9/30/03            12,754               13,076.94
10/31/03           12,628               13,047.60
11/30/03           12,615               13,099.41
12/31/03           12,766               13,214.36
1/31/04            12,867               13,280.09
2/23/04                                 13,350.64
2/29/04            12,971               13,367.91
3/31/04            13,046               13,423.64
4/30/04            12,705               13,212.91
5/31/04            12,658               13,176.30
6/30/04            12,766               13,296.96
7/6/04                                  13,382.16
7/31/04            12,904               13,410.83
8/31/04            13,106               13,614.33
9/30/04            13,119               13,641.52
10/31/04           13,226               13,755.60
11/30/04           13,182               13,718.54
12/31/04           13,269               13,818.79
1/31/05            13,348               13,903.06
2/28/05            13,273               13,857.24
3/31/05            13,230               13,821.10
4/30/05            13,376               13,965.71
5/31/05            13,460               14,069.57
6/30/05            13,496               14,115.40
7/31/05            13,437               14,069.26
8/31/05            13,558               14,186.52
9/30/05            13,466               14,124.75
10/31/05           13,386               14,058.01
11/30/05           13,415               14,092.19
12/31/05           13,571               14,280.33
1/31/06            13,604               14,320.34
2/28/06            13,620               14,350.67
3/31/06            13,518               14,250.77
4/30/06            13,453               14,199.01
5/31/06            13,402               14,163.86
6/30/06            13,412               14,169.62
7/31/06            13,599               14,371.95
8/31/06            13,787               14,608.51
9/30/06            13,888               14,695.10
10/31/06           13,978               14,801.22
11/30/06           14,092               14,946.29
12/31/06           14,056               14,925.89
1/31/07            14,033               14,925.55
2/28/07            14,235               15,112.60
3/31/07            14,225               15,140.37
4/30/07            14,291               15,215.17
5/31/07            14,177               15,132.34
6/30/07            14,087               15,038.53
7/31/07            14,233               15,162.05
8/31/07            14,405               15,350.14
9/30/07            14,506               15,478.39
10/31/07           14,671               15,636.94
11/30/07           15,014               15,949.30
12/31/07           15,029               15,969.72
1/31/08            15,270               16,243.93
2/29/08            15,398               16,324.24
3/31/08            15,462               16,365.62
4/30/08            15,362               16,347.51
5/31/08            15,169               16,258.52
6/30/08            15,243               16,267.12
7/31/08            15,238               16,261.74
8/31/08            15,424               16,438.24
9/30/08            15,553               16,551.13
10/31/08           15,367               16,313.12
11/30/08           16,030               16,915.96
12/31/08           16,334               17,215.50
1/31/09            16,221               17,207.60
2/28/09            16,296               17,310.63
3/31/09            16,541               17,578.94
4/30/09            16,502               17,618.91
5/31/09            16,491               17,642.00
6/30/09            16,452               17,631.54
7/31/09            16,597               17,823.76
8/31/09            16,715               17,934.86
9/30/09            16,817               18,074.98
10/31/09           16,921               18,179.37
11/30/09           17,154               18,419.39
12/31/09           16,822               18,138.08
1/31/10            17,061               18,363.52
2/28/10            17,136               18,458.46
3/31/10            17,127               18,472.78




GNMA FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     -1.39%     3.55%   -1.10%     2.88%    1.96%     2.96%
--------------------------------------------------------------------------
5 Year Return      4.28%    29.46%    4.28%    25.31%    4.63%    25.41%
--------------------------------------------------------------------------
10 Year Return     5.53%    79.82%    5.36%    68.56%    5.36%    68.50%
--------------------------------------------------------------------------
Since Inception*   5.77%   164.44%    7.24%   556.68%    5.20%    73.09%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 10/11/93; Class B: 04/25/83; Class C: 06/1/99. # For the purpose of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2010, the SunAmerica GNMA Fund Class A returned -1.39%, compared to 5.08% for the Citigroup Mortgage GNMA Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MAXIMUM SALES CHARGE: CLASS A: 4.75%, CLASS B: 4.00% CONTINGENT DEFERRED SALES CHARGE (CDSC), CLASS C: 1.00% CDSC. CLASS B SHARES OF THE FUND CONVERT AUTOMATICALLY TO CLASS A SHARES APPROXIMATELY EIGHT YEARS AFTER PURCHASE. THE FUND'S DAILY NET ASSET VALUES ARE NOT GUARANTEED AND SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE HIGHER OR LOWER THAN THE ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN. PERFORMANCE AS OF THE MOST RECENT MONTH END IS AVAILABLE AT WWW.SUNAMERICAFUNDS.COM.

**The Citigroup Mortgage GNMA Index is a market capitalization-weighted index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA). Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA STRATEGIC BOND FUND

The SunAmerica Strategic Bond Fund Class A returned 30.31% (before maximum sales charge) for the annual period ended March 31, 2010. The Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index,* which returned 7.69% for the same period.

The fixed income market has enjoyed robust performance over the past year as significant liquidity measures employed by central banks and governments in addition to a nascent global economic recovery have served to ignite a spread rally across most asset classes. The reduction in short-term rates coupled with various programs targeted at restoring health to the financial system has provided a liquidity boost that has effectively reinvigorated markets. Private sector cost cutting has bolstered balance sheets and left companies in a relatively strong position. A relatively anemic economic recovery has tempered market performance somewhat, yet the return to a normal market environment from the despair of 2008 has produced impressive returns.

Market conditions had a positive effect on the Fund's performance as the rally in fixed income markets fueled strong returns. Most notable were the impressive rebound in the lower-rated fixed income sectors, including U.S. High Yield and Emerging Markets. Exposure to these areas and to the Investment Grade sector contributed to Fund performance. Security selection also played an important role because investments in many specific securities that benefited from the strong liquidity and improving market conditions enhanced returns.

During the year, the yield curve steepened as measured from 2-year to 30-year U.S. Treasury notes by almost 100 basis points. Therefore, the term structure of the Fund detracted from performance given the Fund's investments in longer-term securities.

Sector selection played a positive role in portfolio returns. Exposure to sectors that benefited most from the rebound in liquidity boosted performance. Industrials, Banks and Financials provided the strongest sector contributions to returns over the annual period. Agencies, Fannie Mae mortgage backed securities and Ginnie Mae mortgage backed securities were sectors that detracted from performance.

Given the Fund's global nature, country selection played a role in performance. Overall, currency exposure provided a boost to returns. Specifically, exposure to Australia and Canada generated the strongest returns given the commodity-based exposure of these economies. Exposure to the Euro and the Yen detracted from performance.

As mentioned above, security selection played an important role in portfolio performance. Certain high yield securities, as well as Russian Federation bonds, were strong contributors. Japanese and Greek government debts were the largest negative contributors.
--------
Past performance is no guarantee of future results.

Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates. High-yield bonds tend to have lower interest rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk. Investing internationally involves special risks, such as currency fluctuations, and economic and political instability.

* The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Strategic Bond Fund Class A shares would have increased to $19,281. The same amount invested in securities mirroring the performance of the Barclays Capital U.S. Aggregate Bond Index would be valued at $18,396.

                                    [CHART]

               Strategic Bond Fund   Barclays Capital U.S.
                      Class A#        Aggregate Bond Index**
               -------------------   ---------------------
3/31/00               9,727               10,188.00
4/30/00               9,589               10,158.00
5/31/00               9,521               10,153.00
6/30/00               9,747               10,364.00
7/31/00               9,885               10,459.00
8/31/00              10,061               10,610.00
9/30/00              10,013               10,677.00
10/31/00              9,793               10,748.00
11/30/00              9,644               10,924.00
12/31/00              9,906               11,127.00
1/31/01              10,300               11,308.00
2/28/01              10,367               11,407.00
3/31/01              10,230               11,464.00
4/30/01              10,101               11,416.00
5/31/01              10,206               11,484.00
6/30/01              10,195               11,528.00
7/31/01              10,262               11,786.00
8/31/01              10,438               11,921.00
9/30/01              10,185               12,060.00
10/31/01             10,427               12,312.00
11/30/01             10,586               12,142.00
12/31/01             10,546               12,065.00
1/31/02              10,625               12,162.00
2/28/02              10,687               12,280.00
3/31/02              10,683               12,076.00
4/30/02              10,886               12,310.00
5/31/02              10,838               12,415.00
6/30/02              10,571               12,522.00
7/31/02              10,370               12,673.00
8/31/02              10,639               12,887.00
9/30/02              10,614               13,096.00
10/31/02             10,701               13,036.00
11/30/02             10,935               13,033.00
12/31/02             11,182               13,302.00
1/31/03              11,356               13,313.00
2/28/03              11,553               13,498.00
3/31/03              11,652               13,487.00
4/30/03              12,096               13,599.00
5/31/03              12,471               13,852.00
6/30/03              12,576               13,825.00
7/31/03              12,259               13,360.00
8/31/03              12,443               13,448.00
9/30/03              12,861               13,804.00
10/31/03             12,932               13,676.00
11/30/03             13,119               13,708.00
12/31/03             13,464               13,848.00
1/31/04              13,693               13,959.00
2/29/04              13,679               14,110.00
3/31/04              13,754               14,216.00
4/30/04              13,460               13,846.00
5/31/04              13,285               13,791.00
6/30/04              13,521               13,869.00
7/31/04              13,680               14,006.00
8/31/04              13,965               14,312.00
10/31/04             14,426               14,432.00
11/30/04             14,719               14,317.00
12/31/04             15,126               14,449.00
1/31/05              15,159               14,539.00
2/28/05              15,287               14,454.00
3/31/05              14,999               14,379.00
4/30/05              15,066               14,574.00
5/31/05              15,221               14,732.00
6/30/05              15,415               14,812.00
7/31/05              15,480               14,677.00
8/31/05              15,718               14,865.00
9/30/05              15,696               14,712.00
10/31/05             15,496               14,596.00
11/30/05             15,607               14,660.00
12/31/05             15,817               14,800.00
1/31/06              16,032               14,801.00
2/28/06              16,137               14,850.00
3/31/06              16,025               14,704.00
4/30/06              16,139               14,677.00
5/31/06              15,936               14,662.00
6/30/06              15,911               14,693.00
7/31/06              16,258               14,891.00
8/31/06              16,515               15,119.00
9/30/06              16,584               15,252.00
10/31/06             16,791               15,353.00
11/30/06             17,045               15,531.00
12/31/06             17,070               15,441.00
1/31/07              17,044               15,435.00
2/28/07              17,249               15,673.00
3/31/07              17,318               15,673.00
4/30/07              17,482               15,758.00
5/31/07              17,458               15,638.00
6/30/07              17,288               15,592.00
7/31/07              17,070               15,722.00
8/31/07              17,144               15,915.00
9/30/07              17,551               16,035.00
10/31/07             17,835               16,180.00
11/30/07             17,664               16,470.00
12/31/07             17,737               16,517.00
1/31/08              17,716               16,794.00
2/29/08              17,688               16,818.00
3/31/08              17,716               16,875.00
4/30/08              17,948               16,840.00
5/31/08              17,929               16,716.00
6/30/08              17,705               16,703.00
7/31/08              17,588               16,689.00
8/31/08              17,577               16,847.00
9/30/08              16,626               16,621.00
10/31/08             14,677               16,229.00
11/30/08             14,394               16,757.00
12/31/08             14,965               17,382.00
1/31/09              15,111               17,229.00
2/28/09              14,917               17,164.00
3/31/09              19,281               18,396.00
3/31/10              19,281               18,396.00


STRATEGIC BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     23.95%    30.31%   25.05%    29.05%   28.39%    29.39%
--------------------------------------------------------------------------
5 Year Return      4.60%    31.33%    4.52%    26.64%    4.86%    26.78%
--------------------------------------------------------------------------
10 Year Return     6.79%   102.51%    6.73%    91.75%    6.64%    90.14%
--------------------------------------------------------------------------
Since Inception*   6.56%   198.00%    7.01%   195.76%    6.70%   182.04%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
* Inception Date - Class A: 11/1/93; Class B: 04/1/94; Class C: 04/1/94.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2010, the SunAmerica Strategic Bond Fund Class A returned 23.95%, compared to 7.69% for the Barclays Capital U.S. Aggregate Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MAXIMUM SALES CHARGE: CLASS A: 4.75%, CLASS B: 4.00% CONTINGENT DEFERRED SALES CHARGE (CDSC), CLASS C: 1.00% CDSC. CLASS B SHARES OF THE FUND CONVERT AUTOMATICALLY TO CLASS A SHARES APPROXIMATELY EIGHT YEARS AFTER PURCHASE. THE FUND'S DAILY NET ASSET VALUES ARE NOT GUARANTEED AND SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE HIGHER OR LOWER THAN THE ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN. PERFORMANCE AS OF THE MOST RECENT MONTH END IS AVAILABLE AT WWW.SUNAMERICAFUNDS.COM.

** The Barclays Capital U.S. Aggregate Bond Index represents securities that are SEC-registered, taxable and dollar denominated. The index covers the U.S. investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA HIGH YIELD BOND FUND

The SunAmerica High Yield Bond Fund Class A returned 48.44% (before maximum sales charge) for the one-year period ended March 31, 2010. The Fund underperformed its benchmark, the Citigroup High Yield Market Index,* which returned 53.86% in the same period.

Improving economic news and better-than-expected corporate earnings supported a positive tone in risk markets during the annual period. In the closing months of 2009, the global economy demonstrated clear signs of responsiveness to the massive stimulus injected following a severe contraction in late 2008. Markets settled into a cyclical 'sweet spot' as stimulus remained in place and signs of economic recovery broadened. Investors became increasingly comfortable with risk as indicators of financial stress faded.

U.S. economic releases exhibited further positive momentum with improvements in the housing market and retail sales, strong manufacturing data, and a moderation in the pace of layoffs. While concerns over sustainability remain due to the state of the banking system and commercial property market, the unprecedented policy response is gaining traction. The Federal Reserve maintained its accommodative monetary policy during the annual period holding the Federal Funds rate in the 0.00-0.25% range.

The lower-quality segment of the high yield market significantly outperformed the higher-quality segment during the annual period. The BB-rated loans in the Citigroup High Yield Market Index returned 31.1% over the past twelve months versus 46.0% for B-rated and 122.5% for CCC-rated securities. In this environment, the Fund's higher-quality bias detracted from relative results.

During the first four months of the annual period, when the Fund was managed by a prior subadviser, security selection was the primary source of underperformance versus the benchmark. Wellington Management assumed management of the portfolio on July 24, 2009. Since that period, sector allocation contributed positively to relative performance. Underweight positioning to defensive sectors such as Supermarkets and Utilities helped relative results because those sectors lagged in the strong market environment. Overweight positioning in the Financial Services and Auto sectors was also additive to relative performance. An underweight to Retailers and an overweight to Media Cable and Technology detracted from relative returns, offsetting some of the positive contribution mentioned above.

This strong sector allocation was more than offset by weak security selection during the period. Positive security selection in Autos, Energy and Chemicals, specifically overweight positioning in Ford Motor Company and MXenergy, was offset by negative security selection in Financial Services and Media Non-Cable, particularly not holding positions in Clear Channel Communications, Residential Capital or iStar Financial. Among the largest contributors to the Fund's relative returns during the period were Accuride, Open Solutions and Ford Motor Company. Holdings in El Dorado Resorts and First Data detracted from relative results. Lower-rated securities continued their outperformance over higher-quality names; security selection in higher-quality names detracted from relative returns during the annual period.
--------
Past performance is no guarantee of future results.

High-yield bonds tend to have lower interest-rate risk than higher-quality bonds of similar maturity but carry greater credit and default risk.

Interest rates and bond prices typically move inversely to each other: therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

* The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in High Yield Bond Fund Class A shares would have increased to $15,428. The same amount invested in securities mirroring the performance of the Citigroup High Yield Market Index would be valued at $20,241.

                                     [CHART]


                High Yield Bond Fund              Citigroup High
                      Class A#                   Yield Market Index**
                --------------------            --------------------
3/31/00               9,526                         10,000.00
4/30/00               9,600                         10,039.99
5/31/00               9,541                          9,900.21
6/30/00               9,713                         10,122.44
7/31/00               9,757                         10,232.49
8/31/00               9,947                         10,308.57
9/30/00               9,854                         10,198.17
10/31/00              9,560                          9,896.32
11/30/00              9,050                          9,491.49
12/31/00              9,178                          9,685.41
1/31/01               9,831                         10,337.95
2/28/01               9,962                         10,461.45
3/31/01               9,690                         10,271.42
4/30/01               9,496                         10,120.32
5/31/01               9,631                         10,282.74
6/30/01               9,410                         10,000.00
7/31/01               9,449                         10,188.26
8/31/01               9,571                         10,327.33
9/30/01               9,168                          9,583.85
10/31/01              9,352                          9,902.15
11/30/01              9,567                         10,278.50
12/31/01              9,506                         10,212.68
1/31/02               9,495                         10,256.20
2/28/02               9,317                         10,144.73
3/31/02               9,508                         10,414.74
4/30/02               9,599                         10,585.30
5/31/02               9,438                         10,454.01
6/30/02               8,735                          9,533.25
7/31/02               8,359                          9,102.23
8/31/02               8,405                          9,448.67
9/30/02               8,304                          9,262.89
10/31/02              8,225                          9,231.04
11/30/02              8,682                          9,935.60
12/31/02              8,784                         10,056.62
1/31/03               9,033                         10,431.01
2/28/03               9,099                         10,570.79
3/31/03               9,275                         10,926.78
4/30/03               9,826                         11,605.51
5/31/03              10,002                         11,682.65
6/30/03              10,333                         12,045.72
7/31/03              10,280                         11,867.72
8/31/03              10,409                         11,989.45
9/30/03              10,775                         12,344.74
10/31/03             10,962                         12,631.73
11/30/03             11,148                         12,807.25
12/31/03             11,520                         13,135.99
1/31/04              11,912                         13,363.18
2/29/04              11,760                         13,289.93
3/31/04              11,691                         13,373.44
4/30/04              11,713                         13,327.79
5/31/04              11,515                         13,097.07
6/30/04              11,829                         13,292.17
7/31/04              11,915                         13,462.97
8/31/04              12,053                         13,709.11
9/30/04              12,220                         13,895.40
10/31/04             12,505                         14,183.45
11/30/04             12,951                         14,346.76
12/31/04             13,338                         14,552.89
1/31/05              13,415                         14,533.07
2/28/05              13,650                         14,751.41
3/31/05              13,242                         14,337.03
4/30/05              13,024                         14,139.57
5/31/05              13,282                         14,430.45
6/30/05              13,608                         14,672.14
7/31/05              13,966                         14,884.46
8/31/05              14,260                         14,946.39
9/30/05              14,157                         14,797.06
10/31/05             13,971                         14,686.65
11/30/05             14,128                         14,724.51
12/31/05             14,320                         14,855.09
1/31/06              14,632                         15,088.29
2/28/06              14,668                         15,163.66
3/31/06              14,779                         15,273.01
4/30/06              14,987                         15,356.52
5/31/06              14,973                         15,346.26
6/30/06              14,924                         15,279.73
7/31/06              15,107                         15,444.99
8/31/06              15,424                         15,702.96
9/30/06              15,606                         15,920.24
10/31/06             15,826                         16,148.48
11/30/06             15,945                         16,417.07
12/31/06             16,133                         16,614.90
1/31/07              16,215                         16,770.94
2/28/07              16,392                         17,004.28
3/31/07              16,406                         17,029.21
4/30/07              16,625                         17,259.66
5/31/07              16,676                         17,389.67
6/30/07              16,446                         17,057.44
7/31/07              15,865                         16,499.29
8/31/07              16,020                         16,699.29
9/30/07              16,414                         17,140.20
10/31/07             16,548                         17,250.07
11/30/07             16,240                         16,868.93
12/31/07             16,279                         16,920.16
1/31/08              15,671                         16,706.87
2/29/08              15,385                         16,490.43
3/31/08              15,434                         16,419.80
4/30/08              16,041                         17,143.88
5/31/08              16,169                         17,235.12
6/30/08              15,996                         16,666.35
7/31/08              15,600                         16,416.75
8/31/08              15,583                         16,460.10
9/30/08              14,336                         15,141.77
10/31/08             11,732                         12,818.80
11/30/08             10,303                         11,569.19
12/31/08             10,337                         12,536.67
1/31/09              10,669                         13,214.54
2/28/09              10,426                         12,714.94
3/31/09              10,394                         13,155.81
4/30/09              11,354                         14,753.02
5/31/09              12,125                         15,641.91
6/30/09              12,439                         16,122.66
7/31/09              13,183                         17,110.44
8/31/09              13,250                         17,334.78
9/30/09              13,874                         18,333.90
10/31/09             14,156                         18,621.19
11/30/09             14,304                         18,821.45
12/31/09             14,754                         19,455.61
1/31/10              14,905                         19,671.89
2/28/10              14,955                         19,661.58
3/31/10              15,428                         20,241.35




HIGH YIELD BOND FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return     41.15%    48.44%   43.35%    47.35%   46.21%    47.21%
--------------------------------------------------------------------------
5 Year Return      2.11%    16.51%    2.11%    12.54%    2.42%    12.70%
--------------------------------------------------------------------------
10 Year Return     4.43%    61.96%    4.39%    53.70%      N/A       N/A
--------------------------------------------------------------------------
Since Inception*   4.05%    65.12%    4.00%    56.36%    4.10%    47.07%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, the return would be lower.
*  Inception Date - Class A: 11/2/98; Class B: 11/2/98; Class C: 08/21/00.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2010, the SunAmerica High Yield Bond Fund Class A returned 41.15%, compared to 53.86% for the Citigroup High Yield Market Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MAXIMUM SALES CHARGE: CLASS A: 4.75%, CLASS B: 4.00% CONTINGENT DEFERRED SALES CHARGE (CDSC), CLASS C: 1.00% CDSC. CLASS B SHARES OF THE FUND CONVERT AUTOMATICALLY TO CLASS A SHARES APPROXIMATELY EIGHT YEARS AFTER PURCHASE. THE FUND'S DAILY NET ASSET VALUES ARE NOT GUARANTEED AND SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE HIGHER OR LOWER THAN THE ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN. PERFORMANCE AS OF THE MOST RECENT MONTH END IS AVAILABLE AT WWW.SUNAMERICAFUNDS.COM.

** The Citigroup High Yield Market Index is a broad-based, unmanaged index of high-yield securities. Indices are not managed and an investor cannot invest directly into an index.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

SUNAMERICA TAX EXEMPT INSURED FUND

The SunAmerica Tax Exempt Insured Fund Class A returned 6.58% (before maximum sales charge) for the annual period ended March 31, 2010. The Fund underperformed its benchmark, the Barclays Capital Municipal Bond Index,* which returned 9.69% in the same period.

Over the course of the year the Federal Open Market Committee (FOMC) met and left the Federal Funds target rate unchanged at a range of 0.00-0.25%, citing risks to growth and commenting that inflation would remain subdued due to the dampening effects of resource slack upon cost pressures. Ripple effects of the downturn in the housing market continue to resonate through the economy, manifested through a decline of household wealth as well as rising delinquencies and foreclosures that have impacted mortgage-backed security valuations. The economy recorded a fourth straight quarter of contraction in the Gross Domestic Product (GDP) before rebounding to a positive 2.2% growth mark in the third quarter and 5.6% in the fourth quarter of 2009. Unemployment quickly rose above 9.0% by May and peaked at 10.1% before easing to 9.7% throughout the first quarter of 2010.

During the annual period there has been a decline in the issuance of insured bonds which has had a negative impact on the Fund's performance versus its benchmark. Last year, in the first quarter of 2009, the percentage of new issue tax-exempt paper backed by insurance had declined to 13% and during the first quarter of 2010 insurance penetration had fallen to 9.4%; those numbers compare to a historical penetration rate of 40-50% prior to the challenges facing the municipal bond insurance guarantors. The limited supply of new issue bonds is amplified by the cannibalization of tax-exempt supply via the Build America Bonds subsidy program which provides an economic incentive for issuers to structure longer maturity borrowing in taxable form.

Lower-rated paper benefited from a narrowing of quality spreads as investor risk appetites increased and higher-rated credits underperformed. Therefore the lesser-rated, higher spread sectors such as Industrial Revenue, Housing and Healthcare were the top performing revenue subsets of the index. Of these three higher-spread sectors, the Fund only had exposure to Healthcare. Despite an overweight to the Healthcare sector, the shorter tenor of our holdings contributed to an underperformance as longer-duration bonds outperformed shorter-duration holdings during the year. Sector exposure in the Fund was tilted toward higher-quality sectors like General Obligation and Essential Service revenue credits.

The Arizona Health Facilities and the Pennsylvania Higher Education Facilities (University of Pennsylvania Health System) bonds that continued to be held in the portfolio were the best performing bonds in the Fund. The Fund also benefited from long duration revenue bond holdings such as Triborough Bridge and Tunnel Authority, New York City Municipal Water and a purchase of East Bay California Municipal Utility District bonds.

Conversely, the purchases of the State of North Carolina, New Jersey Transportation and Henry County, Georgia School District bonds detracted from the Fund's performance.
--------
Past performance is no guarantee of future results.

The Fund is not insured by any independent parties or government entities. Interest rates and bond prices typically move inversely to each other; therefore, as with any bond fund, the value of an investment in this Fund may go up or down in response to changes in interest rates.

* The Barclays Capital Municipal Bond Index is a market value-weighted index for the tax-exempt bond market. Indices are not managed and an investor cannot invest directly into an index.

Securities listed may or may not be a part of current Fund construction.

        SUNAMERICA INCOME FUNDS
        COMPARISONS: PORTFOLIOS VS. INDICES -- (UNAUDITED) (CONTINUED)

Over the past ten years, $10,000 invested in Tax Exempt Insured Fund Class A shares would have increased to $14,873. The same amount invested in securities mirroring the performance of the Barclays Capital Municipal Bond Index would be valued at $17,209.

                                    [CHART]

                 Tax Exempt Insured      Barclays Capital
                       Class A#         Municipal Bond Index**
                 ------------------    ----------------------
3/31/00               9,523                10,000.00
4/30/00               9,460                 9,941.00
5/31/00               9,379                 9,889.31
6/30/00               9,625                10,151.37
7/31/00               9,763                10,292.48
8/31/00               9,893                10,450.98
9/30/00               9,834                10,396.64
10/31/00              9,935                10,509.96
11/30/00             10,003                10,589.84
12/31/00             10,293                10,851.40
1/31/01              10,374                10,958.83
2/28/01              10,412                10,993.90
3/31/01              10,484                11,092.85
4/30/01              10,294                10,973.04
5/31/01              10,420                11,091.55
6/30/01              10,515                11,165.87
7/31/01              10,675                11,331.12
8/31/01              10,844                11,518.08
9/30/01              10,798                11,478.92
10/31/01             10,925                11,615.52
11/30/01             10,776                11,517.95
12/31/01             10,640                11,408.93
1/31/02              10,794                11,606.79
2/28/02              10,951                11,746.74
3/31/02              10,680                11,516.46
4/30/02              10,897                11,741.56
5/31/02              10,960                11,812.95
6/30/02              11,064                11,937.81
7/31/02              11,239                12,091.27
8/31/02              11,389                12,236.61
9/30/02              11,684                12,504.74
10/31/02             11,365                12,297.36
11/30/02             11,275                12,246.28
12/31/02             11,533                12,504.60
1/31/03              11,461                12,472.98
2/28/03              11,654                12,647.36
3/31/03              11,650                12,654.92
4/30/03              11,746                12,738.64
5/31/03              12,009                13,036.91
6/30/03              11,931                12,981.43
7/31/03              11,491                12,527.11
8/31/03              11,624                12,620.65
9/30/03              11,960                12,991.58
10/31/03             11,872                12,926.23
11/30/03             11,979                13,061.05
12/31/03             12,081                13,169.14
1/31/04              12,128                13,244.55
2/29/04              12,323                13,443.96
3/31/04              12,225                13,397.01
4/30/04              11,938                13,079.72
5/31/04              11,875                13,032.42
6/30/04              11,905                13,079.90
7/31/04              12,042                13,251.86
8/31/04              12,272                13,517.44
9/30/04              12,324                13,589.30
10/31/04             12,424                13,706.14
11/30/04             12,305                13,593.24
12/31/04             12,465                13,759.07
1/31/05              12,596                13,887.81
2/28/05              12,551                13,841.49
3/31/05              12,439                13,754.32
4/30/05              12,626                13,971.17
5/31/05              12,727                14,069.86
6/30/05              12,788                14,157.31
7/31/05              12,693                14,093.19
8/31/05              12,823                14,235.45
9/30/05              12,716                14,139.54
10/31/05             12,619                14,053.71
11/30/05             12,651                14,121.16
12/31/05             12,757                14,242.64
1/31/06              12,764                14,281.08
2/28/06              12,855                14,377.05
3/31/06              12,741                14,277.78
4/30/06              12,725                14,272.94
5/31/06              12,761                14,336.58
6/30/06              12,704                14,282.48
7/31/06              12,842                14,452.48
8/31/06              13,032                14,666.90
9/30/06              13,118                14,768.86
10/31/06             13,207                14,861.37
11/30/06             13,326                14,985.41
12/31/06             13,261                14,932.31
1/31/07              13,216                14,894.17
2/28/07              13,376                15,090.47
3/31/07              13,330                15,053.24
4/30/07              13,346                15,097.79
5/31/07              13,268                15,030.92
6/30/07              13,199                14,953.13
7/31/07              13,290                15,069.01
8/31/07              13,265                15,003.89
9/30/07              13,406                15,225.91
10/31/07             13,438                15,293.77
11/30/07             13,539                15,391.36
12/31/07             13,582                15,434.04
1/31/08              13,642                15,628.69
2/29/08              13,097                14,913.15
3/31/08              13,452                15,339.53
4/30/08              13,620                15,518.89
5/31/08              13,713                15,612.89
6/30/08              13,571                15,436.54
7/31/08              13,608                15,495.28
8/31/08              13,771                15,676.64
9/30/08              13,153                14,941.42
10/31/08             13,161                14,788.87
11/30/08             13,260                14,835.92
12/31/08             13,507                15,052.14
1/31/09              13,941                15,603.22
2/28/09              13,940                15,685.13
3/31/09              13,955                15,688.07
4/30/09              14,186                16,001.48
5/31/09              14,249                16,170.76
6/30/09              14,161                16,019.26
7/31/09              14,339                16,287.23
8/31/09              14,495                16,565.69
9/30/09              14,963                17,160.11
10/31/09             14,566                16,800.03
11/30/09             14,665                16,938.76
12/31/09             14,756                16,995.98
1/31/10              14,776                17,084.58
2/28/10              14,911                17,250.20
3/31/10              14,873                17,208.88


TAX EXEMPT INSURED FUND

                       Class A            Class B            Class C
                  ------------------ ------------------ ------------------
                  Average            Average            Average
                  Annual  Cumulative Annual  Cumulative Annual  Cumulative
                  Return   Return+   Return   Return+   Return   Return+
----------------- ------- ---------- ------- ---------- ------- ----------
1 Year Return      1.53%     6.58%    1.34%     5.34%    4.81%     5.81%
--------------------------------------------------------------------------
5 Year Return      2.63%    19.57%    2.35%    14.31%    2.99%    15.84%
--------------------------------------------------------------------------
10 Year Return     4.05%    56.19%    3.93%    47.01%    3.86%    46.10%
--------------------------------------------------------------------------
Since Inception*   5.28%   267.45%    4.04%    92.21%    3.49%    44.95%
--------------------------------------------------------------------------

+ Cumulative returns do not include sales load. If sales load had been included, return would be lower.
*  Inception Date - Class A: 11/22/85; Class B: 10/4/93; Class C: 06/1/99.
# For the purposes of the graph, it has been assumed that the maximum sales charge of 4.75% of offering price was deducted from the initial $10,000 investment in the Fund.

For the 12-month period ending March 31, 2010, SunAmerica Tax Exempt Insured Fund Class A returned 1.53%, compared to 9.69% for the Barclays Capital Municipal Bond Index. (The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.)
--------
PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. MAXIMUM SALES CHARGE: CLASS A: 4.75%, CLASS B: 4.00% CONTINGENT DEFERRED SALES CHARGE (CDSC), CLASS C: 1.00% CDSC. CLASS B SHARES OF THE FUND CONVERT AUTOMATICALLY TO CLASS A SHARES APPROXIMATELY EIGHT YEARS AFTER PURCHASE. THE FUND'S DAILY NET ASSET VALUES ARE NOT GUARANTEED AND SHARES ARE NOT INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE HIGHER OR LOWER THAN THE ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THAT SHOWN. PERFORMANCE AS OF THE MOST RECENT MONTH END IS AVAILABLE AT WWW.SUNAMERICAFUNDS.COM.

** The Barclays Capital Municipal Bond Index is a market value-weighted index for the tax-exempt bond market. Indices are not managed and an investor cannot invest directly into an index.

[LOGO] SunAmerica
       Mutual Funds

HARBORSIDE FINANCIAL CENTER
3200 PLAZA 5
JERSEY CITY, NJ 07311-4992

DIRECTORS/TRUSTEES         VOTING PROXIES ON TRUST    DISCLOSURE OF QUARTERLY
 SAMUEL M. EISENSTAT       PORTFOLIO SECURITIES       PORTFOLIO HOLDINGS
 PETER A. HARBECK          A description of the       The Trust is required to
 DR. JUDITH L. CRAVEN      policies and proce-dures   file its com-plete
 WILLIAM F. DEVIN          that the Trust uses to     schedule of portfolio
 STEPHEN J. GUTMAN         determine how to vote      holdings with the U.S.
 JEFFREY S. BURUM          proxies relating to        Securities and Exchange
 WILLIAM J. SHEA           secu-rities held in a      Commission for its first
                           Fund's portfolio, which    and third fiscal quarters
OFFICERS                   is available in the        on Form N-Q. The Trust's
 JOHN T. GENOY, PRESIDENT  Trust's Statement of       Forms N-Q are available
 DONNA M. HANDEL,          Additional Information,    on the U.S. Securities
   TREASURER               may be ob-tained without   and Exchange Commis-sion
 JAMES NICHOLS, VICE       charge upon request, by    website at www.sec.gov.
   PRESIDENT               calling (800) 858-8850.    You can also review and
 TIMOTHY PETTEE, VICE      The in-formation is also   obtain copies of the
   PRESIDENT               available from the EDGAR   Forms N-Q at the U.S.
 MICHAEL CHEAH, VICE       database on the U.S.       Securities and Exchange
   PRESIDENT               Secu-rities and Exchange   Commission Public
 CYNTHIA A.                Commission's website at    Refer-ence Room in
   GIBBONS-SKREHOT, VICE   http://www.sec.gov.        Washington DC
   PRESIDENT AND CHIEF                                (information on the
   COMPLIANCE OFFICER      DELIVERY OF SHAREHOLDER    operation of the Public
 GREGORY N. BRESSLER,      DOCUMENTS                  Reference Room may be
   CHIEF LEGAL OFFICER     The Funds have adopted a   ob-tained by calling
   AND SECRETARY           policy that allows them    1-800-SEC-0330).
 NORI L. GABERT, VICE      to send only one copy of
   PRESIDENT AND           a Fund's prospectus,       PROXY VOTING RECORD ON
   ASSISTANT SECRETARY     proxy material, annual     SUNAMERICA INCOME FUNDS
 KATHLEEN FUENTES,         report and semi-annual     Information regarding how
   ASSISTANT SECRETARY     report (the "shareholder   the Funds voted proxies
 JOHN E. MCLEAN,           documents") to             relating to securities
   ASSISTANT SECRETARY     shareholders with          held in the Funds during
 GREGORY R. KINGSTON,      multiple accounts          the most recent twelve
   VICE PRESIDENT AND      residing at the same       month period ended June
   ASSISTANT TREASURER     "household." This          30 is available, once
 CHRISTOPHER A. OKEKE,     practice is called         filed with the U.S.
   ASSISTANT TREASURER     householding and reduces   Securities and Exchange
 MATTHEW J. HACKETHAL,     Fund expenses, which       Commission, without
   ANTI-MONEY LAUNDERING   benefits you and other     charge, upon request, by
   COMPLIANCE OFFICER      shareholders. Unless the   calling (800) 858-8850 or
                           Funds receive              on the U.S. Securities
INVESTMENT ADVISER         instructions to the        and Exchange Commission's
 SUNAMERICA ASSET          con-trary, you will only   website at
   MANAGEMENT CORP.        receive one copy of the    http://www.sec.gov.
 HARBORSIDE FINANCIAL      shareholder documents.
   CENTER                  The Funds will continue    This report is submitted
 3200 PLAZA 5              to household the           solely for the general
 JERSEY CITY, NJ           share-holder documents     information of
   07311-4992              indefinitely, until we     shareholders of the
                           are instructed otherwise.  Funds. Distribution of
DISTRIBUTOR                If you do not wish to      this report to persons
 SUNAMERICA CAPITAL        participate in             other than shareholders
   SERVICES, INC.          householding please        of the Funds is
 HARBORSIDE FINANCIAL      contact Shareholder        authorized only in
   CENTER                  Services at (800)          con-nection with a
 3200 PLAZA 5              858-8850 ext. 6010 or      currently effective
 JERSEY CITY, NJ           send a written request     pro-spectus, setting
   07311-4992              with your name, the name   forth details of the
                           of your fund(s) and your   Funds, which must precede
SHAREHOLDER SERVICING      account number(s) to       or accom-pany this report.
AGENT                      SunAmerica Mutual Funds
 SUNAMERICA FUND           c/o BFDS, P.O. Box
   SERVICES, INC.          219186, Kansas City MO,
 HARBORSIDE FINANCIAL      64121-9186. We will
   CENTER                  resume individual
 3200 PLAZA 5              mailings for your account
 JERSEY CITY, NJ           within thirty (30) days
   07311-4992              of receipt of your
                           request.
CUSTODIAN AND TRANSFER
AGENT
 STATE STREET BANK AND
   TRUST COMPANY
 P.O. BOX 419572
 KANSAS CITY, MO
   64141-6572

                                    [GRAPHIC]


GO PAPERLESS!!

DID YOU KNOW THAT YOU HAVE THE OPTION TO
RECEIVE YOUR SHAREHOLDER REPORTS ONLINE?

By choosing this convenient service, you will no longer receive paper copies of Fund documents such as annual reports, semi-annual reports, prospectuses and proxy statements in the mail. Instead, you are provided with quick and easy access to this information via the Internet.
Why Choose Electronic Delivery?

IT'S QUICK -- Fund documents will be received faster than via traditional mail.

IT'S CONVENIENT -- Elimination of bulky documents from personal files.

IT'S COST EFFECTIVE -- Reduction of your Fund's printing and mailing costs.

TO SIGN UP FOR ELECTRONIC DELIVERY, FOLLOW
THESE SIMPLE STEPS:

                   1   GO TO
                       WWW.SUNAMERICAFUNDS.COM

                   2   CLICK ON THE LINK TO "GO PAPERLESS!!"

The email address you provide will be kept strictly confidential. Once your enrollment has been processed, you will begin receiving email notifications when anything you receive electronically is available online.

You can return to www.sunamericafunds.com at any time to change your email address, edit your preferences or to cancel this service if you choose to resume physical delivery of your Fund documents.

Please note - this option is only available to accounts opened through the Funds.

FOR INFORMATION ON RECEIVING THIS REPORT ONLINE, SEE INSIDE BACK COVER. DISTRIBUTED BY:
SUNAMERICA CAPITAL SERVICES, INC.

Investors should carefully consider a Fund's investment objectives, risks, charges and expenses before investing. The prospectus, containing this and other important information, can be obtained from your financial adviser, the SunAmerica Sales Desk at 800-858-8850, ext. 6003, or at www.sunamericafunds.com. Read the prospectus carefully before investing.

WWW.SUNAMERICAFUNDS.COM

INANN - 3/10

[LOGO]

Sun America
Mutual Funds

Item 2.  Code of Ethics.

         The SunAmerica Income Funds (the "registrant") has adopted a Code of Ethics applicable to its Principal Executive and Principal Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. During the fiscal year ended 2010, there were no reportable amendments, waivers, or implicit waivers to a provision of the Code of Ethics that applies to the registrant's Principal Executive and Principal Accounting Officers.

Item 3.  Audit Committee Financial Expert.

         The registrant's Board of Trustees has determined that William J. Shea, the Chairman of the registrant's Audit Committee, qualifies as an audit committee financial expert, as defined in Item 3(b) of Form N-CSR.
         Mr. Shea is considered to be "independent" for purposes of Item 3(a)(2) of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

         (a)--(d) Aggregate fees billed to the registrant for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2010        2009
         (a) Audit Fees ....................$ 161,077   $ 162,427
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$  60,655   $  59,428
         (d) All Other Fees ................$       0   $       0

         Audit Fees include amounts related to the audit of the registrant's annual financial statements and services normally provided by the principal accountant in connection with statutory and regulatory filings. Tax Fees principally include tax compliance, tax advice, tax planning and preparation of tax returns.

         Aggregate fees billed to the investment adviser and Adviser Affiliates (as defined below in Item 4(e)) that are required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X for the last two fiscal years for services rendered by the registrant's principal accountant were as follows:

                                               2010           2009
         (b) Audit-Related Fees ............$       0   $       0
         (c) Tax Fees ......................$       0   $       0
         (d) All Other Fees ................$       0   $       0


    (e) (1) The registrant's audit committee pre-approves all audit services provided by the registrant's principal accountant for the registrant and all non-audit services provided by the registrant's principal accountant for the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the investment adviser ("Adviser Affiliates") that provides ongoing services to the registrant, if the engagement by the investment adviser or Adviser Affiliates relates directly to the operations and financial reporting of the registrant. The audit committee has not presently established any pre-approval policies and procedures that permit the pre-approval of the above services other than by the full audit committee. Certain de minimis exceptions are allowed for non-audit services in accordance with Rule 2-01(c)(7)(i)(C) of Regulation S-X as set forth in the registrant's audit committee charter.

          (2) No services included in (b)-(d) above in connection with fees billed to the registrant or the investment adviser or Adviser Affiliates were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

    (f)  Not Applicable.

    (g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant's principal accountant for non-audit services rendered to the registrant, its investment adviser, and Adviser Affiliates that provides ongoing services to the registrant for 2010 and 2009 were $538,789 and $943,449, respectively.

    (h) Non-audit services rendered to the registrant's investment adviser and any Adviser Affiliate that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X were considered by the registrant's audit committee as to whether they were compatible with maintaining the principal accountant's independence.


Item 5.  Audit Committee of Listed Registrants.

         Not applicable.

Item 6.  Investments.

         Included in Item 1 to the Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

         Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

         Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

         Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

         There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees that were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by 22(b)(15)) of Schedule 14A (17 CFR 240.14a-
         101), or this Item 10.

Item 11. Controls and Procedures.

     (a) An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant's management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as (defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))). Based on that evaluation, the registrant's management, including the President and Treasurer, concluded that the registrant's disclosure controls and procedures are effective.

     (b) There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal contro1 over financial reporting.

Item 12. Exhibits.

     (a) (1) Code of Ethics applicable to its Principal Executive and Principle Accounting Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.406. Code of Ethics.

          (2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

          (3) Not applicable.

     (b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) and Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit 99.906.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Income Funds

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 9, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John T. Genoy
    -------------------
    John T. Genoy
    President

Date: June 9, 2010

By: /s/ Donna M. Handel
    -------------------
    Donna M. Handel
    Treasurer

Date: June 9, 2010